    As filed with the Securities and Exchange Commission on April 28, 2005.

                                                 File Nos. 333-88312; 811-09861

================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                               -----------------

                                   FORM N-6



    Registration Statement Under The Securities Act of 1933                   [X]
                       Pre-Effective Amendment No.                            [_]
                       Post-Effective Amendment No. 10                        [X]

                            and/or

Registration Statement Under The Investment Company Act of 1940               [X]

                       Amendment No. 10                                       [X]
                  (check appropriate box or boxes)


                     GE Capital Life Separate Account III
                          (Exact Name of Registrant)

                 GE Capital Life Assurance Company of New York
                           (Exact Name of Depositor)

            622 Third Avenue, 33rd Floor, New York, New York 10017 (Address of Depositor's Principal Executive Office, Zip Code)

                                (804) 281-6910
              (Depositor's Telephone Number, including Area Code)

                            Heather C. Harker, Esq.
                 Vice President and Associate General Counsel
                 GE Capital Life Assurance Company of New York
                             6610 W. Broad Street
                           Richmond, Virginia 23230
               (Name and complete address of Agent for Service)

          -----------------------------------------------------------
                 Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box):

[_] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on April 29, 2005 pursuant to paragraph (b) of Rule 485



[_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485


[_] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:


[X] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


================================================================================

                                Prospectus For
                       Flexible Premium Single Life and
           Joint and Last Survivor Variable Life Insurance Policies

                              Single Life Policy
                               Form NY1260 7/01
                      Joint and Last Survivor Life Policy
                               Form NY1261 7/01

                                  Issued by:
                 GE Capital Life Assurance Company of New York
                     GE Capital Life Separate Account III
                         622 Third Avenue, 33rd Floor
                           New York, New York 10017

                         Variable Life Service Center:
                          3100 Albert Lankford Drive
                           Lynchburg, Virginia 24501
                       Telephone Number: 1-800-313-5282

--------------------------------------------------------------------------------

This prospectus contains information about the Policy that the owner ("you") should know before investing. Please read this prospectus carefully before investing and keep it for future reference.

This prospectus describes a flexible premium single life and joint and last survivor variable life insurance policies (the "Policy" or "Policies") offered by GE Capital Life Assurance Company of New York ("we," "us," "our," or the "Company"). The purpose of this Policy is to provide life insurance protection for the beneficiary(ies) named on the Policy. We offer the Policy on either a single life or joint and last survivor basis. If you purchase the Policy on a single life basis, we will pay a Death Benefit upon the death of the Insured. If you purchase the Policy on a joint and last survivor basis, we will pay a Death Benefit upon the death of the last surviving Insured.


You may allocate premium payments to the variable option, the fixed option or to both. If you choose our variable option, we will invest your assets in the Subaccounts of GE Capital Life Separate Account III (the "Separate Account") that you select. Each Subaccount invests in shares of a Portfolio. You bear the investment risk of investing in the Subaccounts. Assets allocated to the Guarantee Account will earn interest monthly at an annual effective rate of at least 4%. We take the investment risk for assets allocated to the Guarantee Account.


Your Policy provides for a Surrender Value. The amount of your Surrender Value will depend upon the investment performance of the Subaccounts you select and interest credited on assets in the Guarantee Account. Investors assume certain risks when investing in the Policy, including the risk of losing money. No claim is made that the Policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

We guarantee the Death Benefit for as long as the Policy is in force. The Surrender Value is not guaranteed. The Policy will lapse if the Surrender Value is insufficient to cover Policy charges. We guarantee to keep the Policy in force as long as minimum premium requirements are met.

You may cancel your Policy during the free-look period. Please note that replacing your existing insurance coverage with this Policy might not be to your advantage.

Neither the U.S. Government nor any governmental agency insures or guarantees your investment in the Policy.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

The date of this prospectus is April 29, 2005.

Table of Contents





                Fee Tables..................................................  5
                   Transaction Fees.........................................  5
                   Periodic Charges Other Than Portfolio Operating Expenses.  6
                   Periodic Charges for Optional Riders.....................  9
                   Total Annual Portfolio Operating Expenses................ 10

                Summary of Benefits and Risks............................... 11
                   Benefits of Your Policy.................................. 11
                   Risks of Your Policy..................................... 13

                The Company................................................. 17

                The Separate Account........................................ 18
                   Changes to the Separate Account.......................... 18

                The Portfolios.............................................. 20
                   The Subaccounts.......................................... 20
                   Voting Rights............................................ 29

                The Guarantee Account....................................... 30

                Charges and Deductions...................................... 32
                   Premium Charge........................................... 32
                   Monthly Deduction........................................ 32
                   Cost of Insurance........................................ 32
                   Mortality and Expense Risk Charge........................ 34
                   Monthly Policy Charge.................................... 34
                   Monthly Expense Charge................................... 35
                   Surrender Charge......................................... 35
                   Partial Surrender Processing Fee......................... 37
                   Other Charges............................................ 37
                   Reduction of Charges for Group Sales..................... 37

                The Policy.................................................. 38
                   Applying for a Policy.................................... 38
                   Owner.................................................... 39
                   Beneficiary.............................................. 39
                   Changing the Owner or Beneficiary(ies)................... 40
                   Canceling a Policy....................................... 40

                Premiums.................................................... 41
                   General.................................................. 41
                   Tax-Free Exchanges (1035 Exchanges)...................... 42
                   Certain Internal Exchanges............................... 42
                   Periodic Premium Plan.................................... 42
                   Minimum Premium Payment.................................. 43
                   Allocating Premiums...................................... 43

                How Your Account Value Varies............................... 44
                   Account Value............................................ 44
                   Surrender Value.......................................... 44
                   Subaccount Values........................................ 44

                Transfers................................................... 45
                   General.................................................. 45
                   Transfers From the Guarantee Account to the Subaccounts.. 45 Transfers From the Subaccounts to the Guarantee Account.. 45
                   Transfers Among the Subaccounts.......................... 45
                   Telephone Transactions................................... 47
                   Confirmation of Transactions............................. 48
                   Special Note on Reliability.............................. 48
                   Transfers by Third Parties............................... 48
                   Special Note on Frequent Transfers....................... 49
                   Dollar Cost Averaging.................................... 52
                   Portfolio Rebalancing.................................... 53

                Death Benefit............................................... 54
                   Amount of Death Benefit Payable.......................... 54
                   Death Benefit Options.................................... 54
                   Changing the Death Benefit Option........................ 55
                   Changing the Specified Amount............................ 56

                Surrenders and Partial Surrenders........................... 57
                   Surrenders............................................... 57
                   Partial Surrenders....................................... 57
                   Effect of Partial Surrenders............................. 57

                Loans....................................................... 58
                   General.................................................. 58
                   Repayment of Policy Debt................................. 59
                   Effect of Policy Loans................................... 59

                Termination................................................. 60
                   Premium to Prevent Termination........................... 60
                   Grace Period............................................. 60
                   Reinstatement............................................ 60

                Requesting Payments......................................... 61

                Tax Considerations.......................................... 63
                   Introduction............................................. 63
                   Tax Status of the Policy................................. 63
                   Tax Treatment of the Policies -- General................. 64
                   Special Rules for Modified Endowment Contracts........... 65
                   1035 Exchanges........................................... 67
                   Business Uses of a Policy................................ 67

                   Tax Shelter Regulations.................................. 67
                   Alternative Minimum Tax.................................. 67
                   Income Tax Withholding................................... 67
                   Tax Status of the Company................................ 68
                   Other Considerations and Changes in the Law.............. 68

                Sale of the Policies........................................ 69

                Other Policy Information.................................... 72
                   Optional Payment Plans................................... 72
                   Dividends................................................ 72
                   Incontestability......................................... 72
                   Suicide Exclusion........................................ 72
                   Misstatement of Age or Gender............................ 73
                   Written Notice........................................... 73
                   Trust.................................................... 73
                   Other Changes............................................ 73
                   Reports.................................................. 73
                   Supplemental Benefits.................................... 74
                   Using the Policy as Collateral........................... 75
                   Reinsurance.............................................. 75
                   Legal Proceedings........................................ 75

                Financial Statements........................................ 76

                Definitions................................................. 77

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy.


TRANSACTION           The first table describes the fees and expenses that you
FEES                  will pay at the time that you buy the Policy, surrender
                      the Policy, or transfer assets between Investment Options.



                                                                       Current Amount       Maximum Amount
Charge                                     When Charge is Deducted        Deducted             Deducted
--------------------------------------------------------------------------------------------------------------
Premium Charge                           Each time you make a        5% of each          7.5% of each
                                         premium payment             premium             premium
--------------------------------------------------------------------------------------------------------------
Surrender Charge/1 /                     When you surrender the
                                         Policy during (i) the first
                                         10 Policy years or (ii) the
                                         10 Policy years after an
                                         increase in Specified
                                         Amount/2/

                                         When you decrease the
                                         Specified Amount at a
                                         time when a charge would
                                         apply upon surrender

 Minimum Charge                                                      $3.48 per $1,000    $3.48 per $1,000
                                                                     of Specified        of Specified
                                                                     Amount              Amount

 Maximum Charge                                                      $32.00 per          $32.00 per
                                                                     $1,000 of           $1,000 of
                                                                     Specified Amount    Specified Amount

 Charge for a 45 year old male in the                                $13.06 per          $13.06 per
   Preferred No Nicotine Risk Class                                  $1,000 of           $1,000 of
   (Single Life Policy)                                              Specified Amount    Specified Amount

 Charge for 45 year old male and 40                                  $3.98 per $1,000    $3.98 per $1,000
   year old female in the Preferred No                               of Specified        of Specified
   Nicotine Risk Class (Joint and Last                               Amount              Amount
   Survivor Policy)
--------------------------------------------------------------------------------------------------------------
Partial Surrender Processing Fee         When you surrender a        $0.00               The lesser of
                                         portion of the Policy's                         $25.00 or 2% of
                                         Account Value                                   the amount
                                                                                         surrendered
--------------------------------------------------------------------------------------------------------------
Illustration Preparation Fee             When you request a          $0.00               $25.00 per
                                         personalized illustration                       illustration prepared
--------------------------------------------------------------------------------------------------------------
Net Loan Charge/3/                       When a loan is taken and    Net annualized rate Net annualized rate
                                         monthly thereafter until    of 0.15% in Policy  of 0.40% in Policy
                                         the loan is repaid in full  years 1-5; net      years 1-10;
                                                                     annualized rate of  net annualized
                                                                     0.00% in Policy     rate of 0.00% in
                                                                     years 6 and after   Policy years 11
                                                                                         and after
--------------------------------------------------------------------------------------------------------------
Transfer Fee                             When you make a transfer    $0.00               $20.00 for each
                                         after the 12th transfer in                      transfer
                                         a calendar year
--------------------------------------------------------------------------------------------------------------


                    /1/ The rates vary by the Insured's gender, issue age and
                        risk class and by the year of coverage. The rate remains level for the first five Policy years, then decreases each Policy month over the next five Policy years until the charge reaches $0. The rates shown may not be representative of the charge that a particular owner may pay. If you would like information on the surrender charge rates for your particular situation, please call us at (800) 313-5282 or your financial representative.

                    /2/ The amount of each increase in Specified Amount will be subject to its own separate surrender charge schedule.

                    /3/ The annualized net cost of a Policy loan is determined as follows:


                                                   Years 1-5  Years 6 and After
                      ----------------------------------------------------------
                      Current Interest Charged:       4.40%          4.00%
                      Current Interest Credited:      4.25%          4.00%
                      ----------------------------------------------------------
                      Net Cost:                       0.15%          0.00%
                      ----------------------------------------------------------

                                                   Years 1-10 Years 11 and After
                      ----------------------------------------------------------
                      Guaranteed Interest Charged     4.40%          4.00%
                      Guaranteed Interest Credited    4.00%          4.00%
                      ----------------------------------------------------------
                      Net Cost:                       0.40%          0.00%
                      ----------------------------------------------------------


PERIODIC CHARGES      The next table describes the fees and expenses that you
OTHER THAN            will pay periodically during the time that you own the
PORTFOLIO             Policy, not including Portfolio fees and expenses.
OPERATING
EXPENSES

                                               When Charge is        Current Amount   Maximum Amount
Charge                                            Deducted              Deducted         Deducted
-----------------------------------------------------------------------------------------------------
Cost of Insurance/1 /                    On the Policy Date and
                                         monthly thereafter on the
                                         Monthly Anniversary Date
                                         until the Insured on a
                                         single life Policy or the
                                         younger Insured on a joint
                                         and last survivor life
                                         Policy reaches Attained
                                         Age 100

Single Life Policy

 Minimum Charge                                                     $0.04 per $1,000 $0.06 per $1,000
                                                                    of net amount at of net amount at
                                                                    risk             risk

 Maximum Charge                                                     $67.13 per       $83.33 per
                                                                    $1,000 of net    $1,000 of net
                                                                    amount at risk   amount at risk

 Charge during 1st Policy year for a 45                             $0.07 per $1,000 $0.28 per $1,000
   year old male in the Preferred No                                of net amount at of net amount at
   Nicotine Risk Class (Single Life                                 risk             risk
   Policy)

Joint and Last Survivor Life Policy

 Minimum Charge                                                     $0.000034 per    $0.000140 per
                                                                    $1,000 of net    $1,000 of net
                                                                    amount at risk   amount at risk

 Maximum Charge                                                     $62.76 per       $83.33 per
                                                                    $1,000 of net    $1,000 of net
                                                                    amount at risk   amount at risk

 Charge for 45 year old male and 40                                 $0.000048 per    $0.00057 per
   year old female in the Preferred No                              $1,000 of net    $1,000 of net
   Nicotine Risk Class                                              amount at risk   amount at risk
-----------------------------------------------------------------------------------------------------


                    /1/ The rates vary by the Insured's gender, issue age, risk class, and by the year of coverage. Rates may be increased for Policies issued in an increased risk class. The rates shown may not be representative of the charge that a particular owner may pay. We will not impose this charge once the Insured, under a single life Policy, or the younger Insured under a joint and last survivor Policy, reaches Attained Age 100. If you would like information on the cost of insurance charge rates for your particular situation, please call us at
                        (800) 313-5282 or your financial representative.

                                               When Charge is        Current Amount    Maximum Amount
Charge                                            Deducted              Deducted          Deducted
-------------------------------------------------------------------------------------------------------
Expense Charge/2/ Base Specified Amount  On the Policy Date and
                                         monthly thereafter on
                                         the Monthly Anniversary
                                         Date for the first 10
                                         Policy years and the first
                                         10 Policy years after an
                                         increase in Specified
                                         Amount

 Minimum Charge                                                     $0.11 per $1,000  $0.11 per $1,000
                                                                    of Base Specified of Base Specified
                                                                    Amount            Amount

 Maximum Charge                                                     $0.33 per $1,000  $0.33 per $1,000
                                                                    of Base Specified of Base Specified
                                                                    Amount            Amount

 Charge for a 45 year old male in the                               $0.28 per $1,000  $0.28 per $1,000
   Preferred No Nicotine Risk Class                                 of Specified      of Specified
   (Single Life Policy)                                             Amount            Amount

 Charge for 45 year old male and 40                                 $0.18 per $1,000  $0.18 per $1,000
   year old female in the Preferred No                              of Base Specified of Base Specified
   Nicotine Risk Class (Joint and Last                              Amount            Amount
   Survivor Life Policy)
-------------------------------------------------------------------------------------------------------
Expense Charge/2/ Modified Base          On the Policy Date and
 Specified Amount                        monthly thereafter on
                                         the Monthly Anniversary
                                         Date until the Insured
                                         on a single life Policy or
                                         the younger Insured on
                                         a joint and last survivor
                                         life Policy reaches
                                         age 100

 Minimum Charge                                                     $0.00             $0.00

 Maximum Charge                                                     $0.00 per $1,000  $0.33 per $1,000
                                                                    of Modified Base  of Modified Base
                                                                    Specified Amount  Specified Amount

 Charge for a 45 year old male in the                               $0.00 per $1,000  $0.28 per $1,000
   Preferred No Nicotine Risk Class                                 of Specified      of Specified
   (Single Life Policy)                                             Amount            Amount

 Charge for 45 year old male and 40                                 $0.03 per $1,000  $0.18 per $1,000
   year old female in the Preferred No                              of Modified Base  of Modified Base
   Nicotine Risk Class (Joint and Last                              Specified Amount  Specified Amount
   Survivor Life Policy)
-------------------------------------------------------------------------------------------------------


                    /2/ The rates vary by the Insured's gender, issue age, and risk class. The rates shown may not be representative of the charge that a particular owner may pay. If you would like information on the expense charge rates for your particular situation, please call us at (800) 313-5282 or your financial representative.

                                             When Charge is        Current Amount      Maximum Amount
Charge                                          Deducted              Deducted            Deducted
--------------------------------------------------------------------------------------------------------
Monthly Policy Charge                    On the Policy Date and  $5.00               $8.00
                                         monthly thereafter on
                                         the Monthly Anniversary
                                         Date
--------------------------------------------------------------------------------------------------------
Mortality and Expense Risk Fees: Single  On the Policy Date and  Annual rates based  Annual rates based
 Life Policy                             monthly thereafter on   on the value of the on the value of the
                                         the Monthly Anniversary unloaned assets in  unloaned assets in
                                         Date                    the Subaccounts     the Subaccounts
                                                                 as follows:         as follows:

                                                                 0.50% for $0 -      0.50% for $0 -
                                                                 $100,000 in the     100,000 in the
                                                                 Subaccounts, plus   Subaccounts, plus

                                                                 0.10% through the   0.10% through the
                                                                 first 20 years for  first 20 years for
                                                                 assets greater      assets greater
                                                                 than $100,000 in    than $100,000 in
                                                                 the Subaccounts     the Subaccounts

                                                                 0.00% beginning     0.00% beginning
                                                                 year 21 and after   year 21 and after
                                                                 for assets greater  for assets greater
                                                                 than $100,000 in    than $100,000 in
                                                                 the Subaccounts     the Subaccounts
--------------------------------------------------------------------------------------------------------
Mortality and Expense Risk Fees: Joint   On the Policy Date and  Annual rates based  Annual rates based
 and Last Survivor Policy                monthly thereafter on   on the value of the on the value of the
                                         the Monthly Anniversary unloaned assets in  unloaned assets in
                                         Date                    the Subaccounts     the Subaccounts
                                                                 as follows:         as follows:

                                                                 0.50% for $0 -      0.50% for $0 -
                                                                 $200,000 in the     $200,000 in the
                                                                 Subaccounts, plus   Subaccounts, plus

                                                                 0.10% through the   0.10% through the
                                                                 first 20 years for  first 20 years for
                                                                 assets greater      assets greater
                                                                 than $200,000 in    than $200,000 in
                                                                 the Subaccounts     the Subaccounts

                                                                 0.00% beginning     0.00% beginning
                                                                 year 21 and after   year 21 and after
                                                                 for assets greater  for assets greater
                                                                 than $200,000 in    than $200,000 in
                                                                 the Subaccounts     the Subaccounts
--------------------------------------------------------------------------------------------------------

PERIODIC CHARGES      The next table describes the charges that you will pay
FOR OPTIONAL          periodically for optional riders that are available under
RIDERS                the Policy.

Charges for Riders Available to              When Charge is       Current Amount      Maximum Amount
Single Life Policies Only                       Deducted             Deducted            Deducted
-------------------------------------------------------------------------------------------------------
Accidental Death Benefit Rider Charge/1/ Monthly until Attained Per $1,000 of rider Per $1,000 of rider
                                         Age 70 when rider      coverage            coverage
                                         expires

 Minimum Charge                                                 $0.08 per $1,000    $0.08 per $1,000
                                                                of rider coverage   of rider coverage

 Maximum Charge                                                 $0.19 per $1,000    $0.19 per $1,000
                                                                of rider coverage   of rider coverage

 Charge during 1st Policy year for a 45                         $0.08 per $1,000    $0.08 per $1,000
   year old male in the Standard Risk                           of rider coverage   of rider coverage
   Class
-------------------------------------------------------------------------------------------------------
Waiver of Monthly Deduction Rider        Monthly                A percentage of     A percentage of
 Charge/2 /                                                     the total cost of   the total cost of
                                                                insurance charges   insurance charges
                                                                (including those    (including those
                                                                imposed on riders)  imposed on riders)

 Minimum Charge                                                 3.83%               3.83%

 Maximum Charge                                                 38.24%              38.24%

 Charge during 1st Policy year for a 45                         13.98% of the total 13.98% of the total
   year old male in the Standard Risk                           of the cost of      of the cost of
   Class                                                        insurance charges   insurance charges
                                                                (including those    (including those
                                                                imposed on riders)  imposed on riders)
-------------------------------------------------------------------------------------------------------



                    /1/ The rates vary by the Insureds' gender, issue age, risk class, and by the year of coverage. Rates may be increased for Policies issued in an increased risk class. The rates shown may not be representative of the charge that a particular owner may pay. We will not impose this charge once the Insured reaches Attained Age 100. If you would like information on the cost of insurance charge rates for your particular situation, please call us at (800) 313-5282 or your financial representative.



                    /2/ The rates vary by the Insured's gender, issue age, and risk class. The rates shown may not be representative of the charge that a particular owner may pay. If you would like information on the expense charge rates for your particular situation, please call us at (800) 313-5282 or your financial representative.

Charges for Riders Available to          When Charge is  Current Amount    Maximum Amount
Joint and Last Survivor Policies Only       Deducted        Deducted          Deducted
-------------------------------------------------------------------------------------------
Four Year Term Rider Charge/1 /             Monthly

 Minimum Charge                                         $0.04 per $1,000  $0.06 per $1,000
                                                        of rider coverage of rider coverage

 Maximum Charge                                         $48.44 per        $83.33 per
                                                        $1,000 of rider   $1,000 of rider
                                                        coverage          coverage

 Charge during 1st Policy year for a 45                 Male: $0.07 per   Male: $0.28 per
   year old male and 40 year old                        $1,000 of rider   $1,000 of rider
   female, both in the Preferred No                     coverage          coverage
   Nicotine Risk Class                                  Female: $0.04 per Female: $0.17 per
                                                        $1,000 of rider   $1,000 of rider
                                                        coverage          coverage
-------------------------------------------------------------------------------------------
Policy Split Option Rider Charge                        $0.00             $0.00
-------------------------------------------------------------------------------------------

                    /1/ The rates vary by the Insureds' Attained Age each year.
                        Rates may be increased for Policies issued in an increased risk class. The rates shown may not be representative of the charge that a particular owner may pay. If you would like information on the rider rates for you particular situation, please call us at
                        (800) 313-5282 or ask your financial representative.





                      For information concerning compensation paid for the sale of the Policy, see the "Sale of the Policies."


TOTAL ANNUAL          The next table shows the minimum and maximum total annual
PORTFOLIO             operating expenses charged by the Portfolios that you may
OPERATING             pay periodically during the time that you own the Policy.
EXPENSES              These are expenses that are deducted from Portfolio
                      assets, which may include management fees, distribution and/or service (12b-1) fees, and other expenses. More detail concerning each Portfolio's fees and expenses appears in the prospectus for each Portfolio.


                       Annual Portfolio Expenses/2/              Minimum Maximum
                       ---------------------------------------------------------
                       Total Annual Portfolio Operating Expenses
                        (before fee waivers or reimbursements)    0.40%   3.03%
                       ---------------------------------------------------------


                    /2/ Expenses are shown as a percentage of Portfolio average daily net assets as of December 31, 2004. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Portfolios have agreed to waive their fees and/or reimburse the Portfolios' expenses in order to keep the Portfolios' expenses below specified limits. In some cases, these expense limitations are contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. The minimum and maximum Total Annual Portfolio Operating Expenses for all the Portfolios after all fee waivers and expense reimbursements are 0.40% and 1.75%, respectively. Please see the prospectus for each Portfolio for information regarding the expenses for each Portfolio, including fee reduction and/or expense reimbursement arrangements, if applicable.

Summary of Benefits and Risks

BENEFITS OF YOUR POLICY

DEFINED TERMS         See the "Definitions" provision in the back of this
                      prospectus for defined terms.

DEATH BENEFIT         The primary benefit of your Policy is life insurance
                      coverage. Your initial premium purchases a Specified
                      Amount of life insurance coverage. While the Policy is in force, we will pay a Death Benefit to your beneficiary(ies) when the Insured dies (or the last surviving Insured dies if you purchased a joint and last survivor Policy). See the "Death Benefit" provision of this prospectus.

CHOICE OF DEATH       You can choose from among three Death Benefit options:
 BENEFIT OPTIONS
                         . Option A -- the Death Benefit is the Specified
                           Amount plus Account Value;

                         . Option B -- the Death Benefit is the Specified
                           Amount; or

                         . Option C -- the Death Benefit is:

                          . the greater of Specified Amount; or

                          . the Specified Amount; plus

                            . the sum of all premiums paid before Attained Age
                              75 of the Insured under a single life Policy or the younger Insured under a joint and last survivor Policy (for 1035 exchanges, the premiums paid under the old policy minus any partial surrender of premiums and charges for supplemental non-qualified benefits as defined in the Code); minus

                            . the charges for supplemental benefits, other than
                              those specified in Section 7702(f)(5)(A) of the Code; minus

                            . all partial surrenders.

COVERAGE              Within certain limits, you can:
FLEXIBILITY
                         . change the Death Benefit option;

                         . increase or decrease the Specified Amount;

                         . change your beneficiary(ies); and

                         . change the owner of the Policy.


                      See the "Death Benefit -- Changing the Specified Amount" and "The Policy -- Changing the Owner or
                      Beneficiary(ies)" provisions of this prospectus.



CHOICE OF DEATH       Your beneficiary(ies) may choose to take Death Benefit
BENEFIT PAYMENT       proceeds as a lump sum or select from a variety of
OPTIONS               payment options which pay the Death Benefit proceeds over
                      time. See the "Death Benefit -- Changing the Death
                      Benefit Option" provision of this prospectus.

NO LAPSE FEATURE      During the Continuation Period, the Policy will remain in
                      force regardless of the sufficiency of Surrender Value so long as Net Total Premium is at least equal to the Continuation Amount. See the "Termination -- Premium to
                      Prevent Termination" provision of this prospectus.

CASH BENEFITS         You can access the cash value of your Policy by taking a
                      Policy loan, taking a partial surrender or a full surrender with certain limitations as described below:

  LOANS You may take a Policy loan for up to 90% of the difference between your Account Value and any surrender charges, minus any Policy Debt. Taking a Policy loan may have adverse tax consequences if a Policy lapses. See the "Loans" and "Tax Considerations" provisions of this prospectus.

  PARTIAL             You may take partial surrenders from your Policy. The
  SURRENDERS          minimum partial surrender amount is $200. If you select
                      Death Benefit Option B, you may only take a partial surrender after the first Policy year. See the "Surrenders and Partial Surrenders" provision of this prospectus.

  FULL                You can surrender your Policy at any time for its
  SURRENDER           Surrender Value (Account Value minus Policy Debt minus
                      any applicable surrender charge). You can choose to take the Surrender Value in a lump sum or over time by electing one of several payment options. See the "Surrenders and Partial Surrenders" provision of this prospectus.

PREMIUM               You select a premium payment plan. You are not required
FLEXIBILITY           to pay premiums according to the plan, but may vary
                      frequency and amount, within limits, and can skip planned premiums.

                      You may make unscheduled premium payments, provided such premium payments do not exceed the Code's limitations for life insurance. See the "Premiums" provision of this prospectus.

INVESTMENT            You can allocate your Net Premiums to the Guarantee
OPTIONS               Account and among up to 10 of the Subaccounts available
                      in the Separate Account at any given time. Each
                      Subaccount invests in shares of a designated Portfolio.
                      Not all Portfolios may be available to all Policies or available in all markets. See the "Separate Account" and the "Portfolios" provisions of this prospectus. Assets allocated to the Guarantee Account will earn interest monthly at an annual effective rate of at least 4%. See the "Guarantee Account" provision of this prospectus.

TRANSFERS             You may transfer assets among the Subaccounts and between
                      the Subaccounts and the Guarantee Account, within certain limits. We also offer two automated transfer programs:
                      Dollar Cost Averaging and Portfolio Rebalancing. See the
                      "Transfers" provision of this prospectus.


TAX BENEFITS          You are generally not taxed on the Policy's earnings
                      until you withdraw Account Value from your Policy. This is known as tax deferral. Your beneficiary(ies) generally receives Death Benefit proceeds income tax-free. See the "Tax Considerations" provision of this prospectus.

ASSIGNABILITY         You may assign the Policy as collateral for a loan or
                      other obligation. See the "Other Policy
                      Information -- Using the Policy as Collateral" provision of this prospectus.


RIGHT TO RETURN       You have a limited period of time after the Policy is
THE POLICY            issued during which you can cancel the Policy and receive
                      a refund. See the "Policy -- Canceling a Policy" provision of this prospectus.


ADDITIONAL            There are additional benefits that you can add to your
BENEFITS              Policy by way of optional riders. See the "Fee Tables"
                      and "Other Policy Information -- Supplemental Benefits" provisions of this prospectus.

RISKS OF YOUR POLICY


RISK OF AN            Certain fees and expenses are assessed at less than their
 INCREASE IN          guaranteed minimum levels. In the future, we may increase
 CURRENT FEES AND     these current charges up to the guaranteed (i.e., the
 EXPENSES             maximum) levels. If fees and expenses are increased, you
                      may need to increase the amount and/or frequency of premiums to keep the Policy in force.


SUITABILITY           Variable life insurance is designed for long-term
                      financial planning. It is not suitable as an investment vehicle for short-term savings. You should not purchase a Policy if you will need the premium payment in a short period of time. If you do not plan on keeping this Policy for at least 10 years, you will pay a surrender charge upon surrender of the Policy. See the "Fee Table" provision of this prospectus.


INVESTMENT RISK       Your Account Value is subject to the risk that investment
                      performance will be unfavorable and that your Account
                      Value will decrease. If your investment results are unfavorable and/or you stop making premium payments at or above the minimum requirements, the Surrender Value of your Policy may fall to zero, because we continue to deduct charges from your Account Value. In that case, the Policy will terminate without value and insurance coverage will cease, unless you make an additional payment sufficient to prevent termination during the 61 day grace period. However, your Policy will not lapse during the Continuation Period, even if your Surrender
                      Value is insufficient to cover the monthly deductions, so long as the Net Total Premium is at least equal to the Continuation Amount. On the other hand, if your investment experience is favorable and you have kept the Policy in force for a substantial time, you may be able to draw upon your Account Value through partial surrenders and Policy loans. See the "Loans" and the "Termination" provisions of this prospectus.

ADDITIONAL RISKS      The types of investments that a Portfolio makes will also
                      create risk. A comprehensive discussion of the risks of the Portfolio underlying each Subaccount may be found in that Portfolio's prospectus. You should read each Portfolio's prospectus carefully before investing.


RISK OF               If the Surrender Value of your Policy is insufficient to
TERMINATION           pay the monthly deduction when due (and, during the
                      Continuation Period, the Net Total Premium is less than the Continuation Amount), a grace period will begin.
                      There is a risk that if partial surrenders, loans, and monthly deductions reduce your Surrender Value to an amount insufficient to cover Policy charges and/or if the investment experience of your selected Subaccounts is unfavorable, then your Policy could lapse. In that case, you will have a 61 day grace period to make a sufficient payment. If you do not make a sufficient payment before the grace period ends, your Policy will terminate without value, insurance coverage will cease, and you will receive no benefits. After termination, you may reinstate your Policy within three years subject to certain conditions. See the "Termination" provision of this prospectus.



TAX RISKS             In order to qualify as a life insurance policy for
                      Federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements are to be applied is limited.
                      Nevertheless, we believe that a Policy on the life of a single Insured should satisfy the applicable requirements. There is less guidance, however, with respect to joint and last survivor Policies. In the absence of such guidance there is some uncertainty as to whether a joint and last survivor Policy will qualify as a life insurance policy for Federal tax purposes. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. In the case of a Policy that is considered a "modified endowment contract," special rules apply and a 10% IRS penalty tax may be imposed on distributions, including loans.


                      Existing tax laws that benefit this Policy may change at any time. You should consult a qualified tax adviser in all tax matters involving your Policy. See the "Tax Considerations" provision of this prospectus.

LIMITS ON PARTIAL     The Policy permits you to take partial surrenders.
SURRENDERS            However, if you select Death Benefit Option B, you may
                      only take partial surrenders after the first Policy year.

                      The minimum partial surrender amount is $200. We reserve the right to assess a processing fee for each partial surrender although we do not currently do so.

                      Partial surrenders will reduce your Account Value and Death Benefit proceeds. Federal income taxes and a penalty tax may apply to each partial surrender. See the "Surrenders and Partial Surrenders" provision of this prospectus.

EFFECTS OF            A Policy loan, whether or not repaid, will affect your
POLICY LOANS          Account Value over time because we subtract the amount of
                      the loan from the Investment Options as collateral. We then credit a fixed interest rate to the loan collateral.
                      As a result, the loan collateral does not participate in the investment results of the Subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts, the effect could be favorable or unfavorable.

                      Because we subtract the amount of the loan from the Investment Options, a Policy loan reduces the amount available for transfers among the Subaccounts and/or the Guarantee Account.

                      A Policy loan also reduces the Death Benefit payable. A Policy loan could make it more likely that a Policy would terminate. There is a risk that the Policy will lapse resulting in adverse tax consequences if the loan reduces your Surrender Value to an amount insufficient to cover Policy charges and investment experience is unfavorable. In such circumstances you must submit a sufficient payment during the grace period to avoid the Policy's termination without value and the end of insurance coverage. See the "Loans" provision of this prospectus.

LIMITS ON             You may not make any transfers during the first 15 days
TRANSFERS             proceeding the Policy Date. After the first 15 days
                      proceeding the Policy Date, you may transfer all or a portion of your assets between and among the Subaccounts of the Separate Account and the Guarantee Account on any Valuation Day subject to certain restrictions. You may not, however, transfer assets allocated to the Guarantee
                      Account from one interest rate guarantee period to another interest rate guarantee period. We may limit and/or restrict transfers from the Guarantee Account to the Subaccounts and from the Subaccounts to the Guarantee
                      Account.


                      Frequent Subaccount transfers can dilute the value of a Portfolio's shares, disrupt the management of the Portfolio's investment portfolio, and increase brokerage and administrative costs. To discourage frequent Subaccount transfers, we have adopted the following transfer policy. All owners may submit the first 12 Subaccount transfers made in a calendar year by overnight delivery service, U.S. Mail, voice response, telephone or facsimile. Once such 12 Subaccount transfers have been executed, a letter will be sent to owners notifying them that they may submit additional transfers only in writing by U.S. Mail or overnight delivery service. Transfer requests sent by same day mail, courier service, telephone or facsimile will not be accepted. The restrictions listed above do not apply to any transfers made among the Subaccounts pursuant to a Dollar Cost Averaging program or Portfolio Rebalancing program. We will also not honor your transfer request if you attempt to make a transfer during the grace period and there is no Account Value.



                      Currently, we do not charge for transfers. However, we reserve the right to assess a charge of up to $20 per transfer after the 12th transfer in a calendar year. The minimum transfer amount is $100 or the entire balance in the Subaccount or interest rate guarantee period if the transfer will leave a balance of less than $100. See the "Transfers" provision of this prospectus.


COMPARISON WITH       The Policy is similar in many ways to universal life
OTHER INSURANCE       insurance. As with universal life insurance:
POLICIES
                         . the owner pays premiums for insurance coverage on
                           the Insured(s);

                         . the Policy provides for the accumulation of
                           Surrender Value that is payable if the owner surrenders the Policy during the lifetime of the Insured under a single life Policy and the last Insured under a joint and last survivor Policy; and

                         . the Surrender Value may be substantially lower than
                           the premiums paid.

                      However, the Policy differs from universal life insurance in that it permits you to place your Net Premium in the Subaccounts. The amount and duration of life insurance protection and the value of the Policy will vary with the investment performance of the Subaccounts you select. You bear the investment risk with respect to the amounts allocated to the Subaccounts.

The Company

                      We are a stock life insurance company that was incorporated in New York on February 23, 1988. We principally offer life insurance policies and annuity contracts. We do business in the State of New York. Our Home Office is located at 622 Third Avenue, 33rd Floor, New York, New York 10017. Our Variable Life Service Center is located at 3100 Albert Lankford Drive Street, Lynchburg, Virginia 24501. We are obligated to pay all amounts promised under the Policy.


                      Capital Brokerage Corporation serves as principal underwriter for the Policies and is a broker/dealer registered with the SEC. GNA Corporation directly owns the stock of Capital Brokerage Corporation. Genworth Financial, Inc. directly owns GNA Corporation. Genworth Financial, Inc. is indirectly owned by General Electric Company. GE Asset Management Incorporated is also indirectly owned by the General Electric Company. Therefore, the Company, Capital Brokerage Corporation and GE Asset Management Incorporated are affiliated companies.


                      We are a charter member of the Insurance Marketplace Standards Association ("IMSA"). We may use the IMSA membership logo and language in our advertisements, as outlined in IMSA's Marketing and Graphics Guidelines. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

The Separate Account

                      We established the Separate Account as a separate investment account on March 20, 2000. The Separate Account has Subaccounts available under the Policy. Each Subaccount invests exclusively in shares representing an interest in a separate corresponding Portfolio of one of the Funds described in "The Portfolios" provision of this prospectus.

                      The assets of the Separate Account belong to us. However, we may not charge the assets in the Separate Account attributable to the Policies with liabilities arising out of any other business we conduct. If the Separate Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business we conduct.

CHANGES TO THE        The Separate Account may include other Subaccounts that
SEPARATE              are not available under this Policy. We may substitute
ACCOUNT               another Subaccount or insurance company separate account
                      under the Policy if, in our judgment, investment in a Subaccount should no longer be possible or becomes inappropriate for the purposes of the Policies, or if investment in another Subaccount or insurance company separate account is in the best interest of owners. The new Subaccounts may be limited to certain classes of Policies, and the new Portfolios may have higher fees and charges than the Portfolios they replaced. No substitution may take place without prior notice to owners and prior approval of the Securities and Exchange
                      Commission ("SEC") and insurance regulatory authorities, to the extent required by the Investment Company Act of 1940 (the "1940 Act") and applicable law.

                      We may also, where permitted by law:

                         . create new separate accounts;

                         . combine separate accounts, including combining the
                           Separate Account with another separate account established by the Company;

                         . transfer assets of the Separate Account, which we
                           determine to be associated with the class of Policies to which this Policy belongs, to another separate account;

                         . add new Subaccounts to or remove Subaccounts from
                           the Separate Account, or combine Subaccounts;

                         . make the Subaccounts available under other policies
                           we issue;

                         . add new Portfolios or remove existing Portfolios;

                         . substitute new Portfolios for any existing Portfolio
                           which we determine is no longer appropriate in light of the purposes of the Separate Account;

                         . deregister the Separate Account under the 1940 Act;
                           and

                         . operate the Separate Account under the direction of
                           a committee or in another form.

The Portfolios


                      You select the Subaccounts to which you direct Net Premiums. There are limitations on the number of transfers that may be made each Policy year. See the "Transfers" provision for additional information.



                      Each Fund is registered with the SEC as an open-end management investment company under the 1940 Act. The assets of each Portfolio are separate from other Portfolios of a Fund and each Portfolio has separate investment objectives and policies. As a result, each Portfolio operates as a separate Portfolio and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.


                      We summarize the investment objectives of each Portfolio below. There is no assurance that any of the Portfolios will meet these objectives. Before choosing a Subaccount to allocate your Net Premiums and assets, carefully read the prospectus for each Portfolio, along with this prospectus.

                      You may obtain a free copy of the prospectus for each Portfolio by writing our Variable Life Service Center at:
                      3100 Albert Lankford Drive Lynchburg, Virginia 24501, by calling us at (800) 313-5282, by visiting our website at www.gefinancialservice.com, or through your financial representative.


                      The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other mutual funds or portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other mutual funds or portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other mutual funds or portfolios, even if the other mutual funds or portfolios have the same investment adviser or manager, or if the other mutual funds or portfolios have a similar name.



THE SUBACCOUNTS       You may invest in up to 10 Subaccounts plus the Guarantee
                      Account at any one time. Each Subaccount invests in one of the Portfolios described below.



                                                                                          Adviser (and Sub-Adviser(s),
                Subaccount Investing In                      Investment Objective                as applicable)
                ------------------------------------------------------------------------------------------------------
AIM VARIABLE    AIM V.I. Basic Value Fund --          Seeks to provide long-term growth       A I M Advisors, Inc.
INSURANCE FUNDS Series II Shares                      of capital.
                ------------------------------------------------------------------------------------------------------
                AIM V.I. Capital Appreciation Fund -- Seeks to provide growth of capital.     A I M Advisors, Inc.
                Series I Shares
                ------------------------------------------------------------------------------------------------------
                AIM V.I. International Growth Fund -- Seeks to provide long-term growth       A I M Advisors, Inc.
                Series II Shares                      of capital.
                ------------------------------------------------------------------------------------------------------
                AIM V.I. Premier Equity Fund --       Seeks to achieve long-term growth       A I M Advisors, Inc.
                Series I Shares                       of capital. Income is a secondary
                                                      objective.
                ------------------------------------------------------------------------------------------------------

                                                                                                  Adviser (and Sub-Adviser(s),
                        Subaccount Investing In                       Investment Objective               as applicable)
                        ------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN       AllianceBernstein Global Technology    Seeks growth of capital. Current   Alliance Capital
VARIABLE PRODUCTS       Portfolio (formerly, AllianceBernstein income is incidental to the        Management, L.P.
SERIES FUND, INC.       Technology Portfolio)                  portfolio's objective.
                        ------------------------------------------------------------------------------------------------------
                        AllianceBernstein                      Seeks reasonable current income    Alliance Capital
                        Growth and Income Portfolio --         and reasonable opportunity for     Management, L.P.
                        Class B                                appreciation through investments
                                                               primarily in dividend-paying
                                                               common stocks of good quality.
                        ------------------------------------------------------------------------------------------------------
                        AllianceBernstein International Value  Seeks long-term growth of capital. Alliance Capital
                        Portfolio -- Class B                                                      Management, L.P.
                        ------------------------------------------------------------------------------------------------------
                        AllianceBernstein Large Cap Growth     Seeks growth of capital by         Alliance Capital
                        Portfolio -- Class B (formerly,        pursuing aggressive investment     Management, L.P.
                        AllianceBernstein Premier Growth       policies.
                        Portfolio)
                        ------------------------------------------------------------------------------------------------------
AMERICAN CENTURY        VP Inflation Protection                Pursues long-term total return     American Century Investment
VARIABLE PORTFOLIOS II, Fund -- Class II                       using a strategy that seeks to     Management, Inc.
INC.                                                           protect against U.S. inflation.
                        ------------------------------------------------------------------------------------------------------
EATON VANCE             VT Floating-Rate Income Fund           Seeks high current income.         Eaton Vance Management
VARIABLE TRUST
                        ------------------------------------------------------------------------------------------------------
                        VT Worldwide Health Sciences Fund      Seeks long-term capital growth by  OrbiMed Advisors LLC
                                                               investing in a worldwide and
                                                               diversified portfolio of health
                                                               sciences companies.
                        ------------------------------------------------------------------------------------------------------
EVERGREEN VARIABLE      Evergreen VA Omega Fund -- Class 2     Seeks long-term growth of capital. Evergreen Investment
ANNUITY TRUST                                                                                     Management Company, LLC
                        ------------------------------------------------------------------------------------------------------
FEDERATED               Federated High Income Bond             Seeks high current income by       Federated Investment
INSURANCE SERIES        Fund II -- Service Shares              investing in lower-rated corporate Management Company
                                                               debt obligations commonly
                                                               referred to as "junk bonds."
                        ------------------------------------------------------------------------------------------------------
                        Federated Kaufmann Fund II --          Seeks capital appreciation.        Federated Equity
                        Service Shares                                                            Management Company of
                                                                                                  Pennsylvania (subadvised by
                                                                                                  Federated Global Investment
                                                                                                  Management Corp.)
                        ------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE    VIP Asset Manager/SM/ Portfolio --     Seeks to obtain high total return  Fidelity Management &
INSURANCE PRODUCTS      Service Class 2                        with reduced risk over the long    Research Company
FUND ("VIP")                                                   term by allocating its assets      (subadvised by Fidelity
                                                               among stocks, bonds and short-     Management & Research
                                                               term instruments.                  (U.K.) Inc., Fidelity
                                                                                                  Management & Research
                                                                                                  (Far East) Inc., Fidelity
                                                                                                  Investments Japan Limited,
                                                                                                  Fidelity Investments Money
                                                                                                  Management, Inc., FMR Co.,
                                                                                                  Inc.)
                        ------------------------------------------------------------------------------------------------------
                        VIP Contrafund(R) Portfolio --         Seeks long-term capital            Fidelity Management &
                        Service Class 2                        appreciation.                      Research Company
                                                                                                  (subadvised by Fidelity
                                                                                                  Management & Research
                                                                                                  (U.K.) Inc., Fidelity
                                                                                                  Management & Research
                                                                                                  (Far East) Inc. and Fidelity
                                                                                                  Investments Japan Limited,
                                                                                                  FMR Co., Inc.)
                        ------------------------------------------------------------------------------------------------------

                                                                                          Adviser (and Sub-Adviser(s),
                   Subaccount Investing In                   Investment Objective                as applicable)
                   ----------------------------------------------------------------------------------------------------
                   VIP Dynamic Capital Appreciation   Seeks capital appreciation.         Fidelity Management &
                   Portfolio -- Service Class 2                                           Research Company
                                                                                          (subadvised by Fidelity
                                                                                          Management & Research
                                                                                          (U.K.) Inc., Fidelity
                                                                                          Management & Research
                                                                                          (Far East) Inc., and Fidelity
                                                                                          Investments Japan Limited,
                                                                                          FMR Co., Inc.)
                   ----------------------------------------------------------------------------------------------------
                   VIP Equity-Income Portfolio --     Seeks reasonable income by          Fidelity Management &
                   Service Class 2                    investing primarily in income-      Research Company;
                                                      producing equity securities. In     (subadvised by FMR Co.,
                                                      choosing these securities, the      Inc.)
                                                      fund will also consider the
                                                      potential for capital appreciation.
                                                      The fund's goal is to achieve a
                                                      yield which exceeds the composite
                                                      yield on the securities comprising
                                                      the Standard & Poor's 500/SM/
                                                      Index (S&P 500(R)).
                   ----------------------------------------------------------------------------------------------------
                   VIP Growth Portfolio --            Seeks to achieve capital            Fidelity Management &
                   Service Class 2                    appreciation.                       Research Company;
                                                                                          (subadvised by FMR Co.,
                                                                                          Inc.)
                   ----------------------------------------------------------------------------------------------------
                   VIP Growth & Income Portfolio --   Seeks high total return through a   Fidelity Management &
                   Service Class 2                    combination of current income and   Research Company
                                                      capital appreciation.               (subadvised by Fidelity
                                                                                          Management & Research
                                                                                          (U.K.) Inc., Fidelity
                                                                                          Management & Research
                                                                                          (Far East) Inc., and Fidelity
                                                                                          Investments Japan Limited,
                                                                                          FMR Co., Inc.)
                   ----------------------------------------------------------------------------------------------------
                   VIP Mid Cap Portfolio --           Seeks long-term growth of capital.  Fidelity Management &
                   Service Class 2                                                        Research Company
                                                                                          (subadvised by Fidelity
                                                                                          Management & Research
                                                                                          (U.K.) Inc., Fidelity
                                                                                          Management & Research
                                                                                          (Far East) Inc., Fidelity
                                                                                          Investments Japan Limited,
                                                                                          FMR Co., Inc.)
                   ----------------------------------------------------------------------------------------------------
                   VIP Value Strategies Portfolio --  Seeks capital appreciation          Fidelity Management &
                   Service Class 2                                                        Research Company;
                                                                                          (subadvised by FMR Co.,
                                                                                          Inc.)
                   ----------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON Franklin Income Securities Fund -- Seeks to maximize income while      Franklin Advisers, Inc.
VARIABLE INSURANCE Class 2 Shares                     maintaining prospects for capital
PRODUCTS TRUST                                        appreciation.
                   ----------------------------------------------------------------------------------------------------
GE INVESTMENTS     Income Fund                        Seeks maximum income                GE Asset Management
FUNDS, INC.                                           consistent with prudent             Incorporated
                                                      investment management and the
                                                      preservation of capital.
                   ----------------------------------------------------------------------------------------------------
                   Mid-Cap Equity Fund (formerly,     Seeks long-term growth of capital   GE Asset Management
                   Mid-Cap Value Equity Fund)         and future income.                  Incorporated
                   ----------------------------------------------------------------------------------------------------
                   Money Market Fund                  Seeks a high level of current       GE Asset Management
                                                      income consistent with the          Incorporated
                                                      preservation of capital and the
                                                      maintenance of liquidity.
                   ----------------------------------------------------------------------------------------------------

                                                                                             Adviser (and Sub-Adviser(s),
                   Subaccount Investing In                       Investment Objective               as applicable)
                   ------------------------------------------------------------------------------------------------------
                   Premier Growth Equity Fund             Seeks long-term growth of capital  GE Asset Management
                                                          and future income rather than      Incorporated
                                                          current income.
                   ------------------------------------------------------------------------------------------------------
                   Real Estate Securities Fund            Seeks maximum total return         GE Asset Management
                                                          through current income and capital Incorporated (subadvised by
                                                          appreciation.                      Seneca Capital
                                                                                             Management)
                   ------------------------------------------------------------------------------------------------------
                   S&P 500(R) Index Fund/1/               Seeks growth of capital and        GE Asset Management
                                                          accumulation of income that        Incorporated (subadvised by
                                                          corresponds to the investment      SSgA Funds Management,
                                                          return of S&P's 500 Composite      Inc.)
                                                          Stock Index.
                   ------------------------------------------------------------------------------------------------------
                   Small-Cap Value Equity Fund            Seeks long-term growth of capital. GE Asset Management
                                                                                             Incorporated (subadvised by
                                                                                             Palisade Capital
                                                                                             Management, L.L.C.)
                   ------------------------------------------------------------------------------------------------------
                   Total Return Fund                      Seeks the highest total return,    GE Asset Management
                                                          composed of current income and     Incorporated
                                                          capital appreciation, as is
                                                          consistent with prudent
                                                          investment risk.
                   ------------------------------------------------------------------------------------------------------
                   U.S. Equity Fund                       Seeks long-term growth of capital. GE Asset Management
                                                                                             Incorporated
                   ------------------------------------------------------------------------------------------------------
                   Value Equity Fund                      Seeks long-term growth of capital  GE Asset Management
                                                          and future income.                 Incorporated
                   ------------------------------------------------------------------------------------------------------
GREENWICH STREET   Salomon Brothers Variable Aggressive   Seeks capital appreciation.        Salomon Brothers Asset
SERIES FUND        Growth Fund -- Class II                                                   Management Inc
                   ------------------------------------------------------------------------------------------------------
GOLDMAN SACHS      Goldman Sachs Mid Cap Value Fund       Seeks long-term capital            Goldman Sachs Asset
VARIABLE INSURANCE                                        appreciation.                      Management, L.P.
TRUST
                   ------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES Balanced Portfolio -- Service Shares   Seeks long-term capital growth.    Janus Capital
                                                                                             Management LLC
                   ------------------------------------------------------------------------------------------------------
                   Forty Portfolio -- Service Shares      Seeks long-term growth of capital. Janus Capital
                   (formerly, Capital Appreciation                                           Management LLC
                   Portfolio)
                   ------------------------------------------------------------------------------------------------------
MERRILL LYNCH      Merrill Lynch Basic Value V.I. Fund -- Seeks capital appreciation and,    Merrill Lynch Investment
VARIABLE SERIES    Class III Shares                       secondarily, income.               Managers, L.P.
FUNDS, INC.
                   ------------------------------------------------------------------------------------------------------
                   Merrill Lynch Global Allocation V.I.   Seeks high total investment        Merrill Lynch Investment
                   Fund -- Class III Shares               return.                            Managers, L.P.
                   ------------------------------------------------------------------------------------------------------
                   Merrill Lynch Large Cap Growth V.I.    Seeks long-term capital growth.    Merrill Lynch Investment
                   Fund -- Class III Shares                                                  Managers, L.P.
                   ------------------------------------------------------------------------------------------------------
                   Merrill Lynch Value Opportunities V.I. Seeks long-term growth of capital. Merrill Lynch Investment
                   Fund -- Class III Shares (formerly,                                       Managers, L.P.
                   Merrill Lynch Small Cap Value V.I.
                   Fund)
                   ------------------------------------------------------------------------------------------------------

                    /1/ "Standard & Poor's," "S&P," and "S&P 500" are
                        trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by GE Asset Management Incorporated. The S&P 500(R) Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, regarding the advisability of investing in this portfolio or the Policy.

                                                                                           Adviser (and Sub-Adviser(s),
                 Subaccount Investing In                      Investment Objective                as applicable)
                 ------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE  MFS(R) Investors Growth Stock        Seeks long-term growth of capital      Massachusetts Financial
INSURANCE TRUST  Series -- Service Class Shares       and future income rather than          Services Company
                                                      current income.
                 ------------------------------------------------------------------------------------------------------
                 MFS(R) Investors Trust Series --     Seeks long-term growth of capital      Massachusetts Financial
                 Service Class Shares                 and secondarily reasonable             Services Company
                                                      current income.
                 ------------------------------------------------------------------------------------------------------
                 MFS(R) New Discovery Series --       Seeks capital appreciation.            Massachusetts Financial
                 Service Class Shares                                                        Services Company
                 ------------------------------------------------------------------------------------------------------
                 MFS(R) Total Return Series --        Seeks above-average income.            Massachusetts Financial
                 Service Class Shares                 Reasonable opportunity for growth      Services Company
                                                      of capital and income is a
                                                      secondary objective.
                 ------------------------------------------------------------------------------------------------------
                 MFS(R) Utilities Series --           Seeks capital growth and current       Massachusetts Financial
                 Service Class Shares                 income.                                Services Company
                 ------------------------------------------------------------------------------------------------------
NATIONS SEPARATE Nations Marsico Growth Portfolio     Seeks long-term growth of capital.     Banc of America
ACCOUNT TRUST                                                                                Capital Management, LLC
                                                                                             (subadvised by Marsico
                                                                                             Capital)
                 ------------------------------------------------------------------------------------------------------
                 Nations Marsico International        Seeks long-term growth of capital.     Banc of America
                 Opportunities Portfolio                                                     Capital Management, LLC
                                                                                             (subadvised by Marsico
                                                                                             Capital)
                 ------------------------------------------------------------------------------------------------------
OPPENHEIMER      Oppenheimer Aggressive               Seeks capital appreciation by          OppenheimerFunds, Inc.
VARIABLE ACCOUNT Growth Fund/VA -- Service Shares     investing in "growth type"
FUNDS                                                 companies.
                 ------------------------------------------------------------------------------------------------------
                 Oppenheimer Balanced Fund/VA --      Seeks a high total investment          OppenheimerFunds, Inc.
                 Service Shares                       return, which includes current
                                                      income and capital appreciation in
                                                      the value of its shares.
                 ------------------------------------------------------------------------------------------------------
                 Oppenheimer Capital Appreciation     Seeks capital appreciation by          OppenheimerFunds, Inc.
                 Fund/VA -- Service Shares            investing in securities of well-
                                                      known, established companies.
                 ------------------------------------------------------------------------------------------------------
                 Oppenheimer Global Securities        Seeks long-term capital                OppenheimerFunds, Inc.
                 Fund/VA -- Service Shares            appreciation by investing a
                                                      substantial portion of its assets in
                                                      securities of foreign issuers,
                                                      "growth type" companies, cyclical
                                                      industries and special situations
                                                      that are considered to have
                                                      appreciation possibilities.
                 ------------------------------------------------------------------------------------------------------
                 Oppenheimer Main Street Fund/VA --   Seeks high total return (which         OppenheimerFunds, Inc.
                 Service Shares                       includes growth in the value of its
                                                      shares as well as current income)
                                                      from equity and debt securities.
                 ------------------------------------------------------------------------------------------------------
                 Oppenheimer Main Street Small Cap    Seeks capital appreciation.            OppenheimerFunds, Inc.
                 Fund/VA -- Service Shares
                 ------------------------------------------------------------------------------------------------------
PIMCO VARIABLE   All Asset Portfolio -- Advisor Class Seeks maximum real return              Pacific Investment
INSURANCE TRUST  Shares                               consistent with preservation of        Management Company LLC
                                                      real capital and prudent
                                                      investment management.
                 ------------------------------------------------------------------------------------------------------

                                                                                                   Adviser (and Sub-Adviser(s),
                  Subaccount Investing In                           Investment Objective                  as applicable)
                  -------------------------------------------------------------------------------------------------------------
                  High Yield Portfolio -- Administrative  Seeks maximum total return,               Pacific Investment
                  Class Shares                            consistent with preservation of           Management Company LLC
                                                          capital and prudent investment
                                                          management. Invests at least 80%
                                                          of its assets in a diversified portfolio
                                                          of high yield securities ("junk
                                                          bonds") rated below investment
                                                          grade but rated at least Caa by
                                                          Moody's or CCC by S&P, or, if
                                                          unrated, determined by PIMCO to be
                                                          of comparable quality, subject to a
                                                          maximum of 5% of total assets in
                                                          securities rated Caa by Moody's or
                                                          CCC by S&P, or, if unrated,
                                                          determined by PIMCO to be of
                                                          comparable quality.
                  -------------------------------------------------------------------------------------------------------------
                  Long-Term U.S. Government               Seeks maximum total return,               Pacific Investment
                  Portfolio -- Administrative Class       consistent with preservation of           Management Company LLC
                  Shares                                  capital and prudent investment
                                                          management.
                  -------------------------------------------------------------------------------------------------------------
                  Low Duration Portfolio --               Seeks maximum total return,               Pacific Investment
                  Administrative Class Shares             consistent with preservation of           Management Company LLC
                                                          capital and prudent investment
                                                          management.
                  -------------------------------------------------------------------------------------------------------------
                  Total Return Portfolio --               Seeks maximum total return,               Pacific Investment
                  Administrative Class Shares             consistent with preservation of           Management Company LLC
                                                          capital and prudent investment
                                                          management.
                  -------------------------------------------------------------------------------------------------------------
THE PRUDENTIAL    Jennison Portfolio -- Class II          Seeks long-term growth of capital.        Prudential Investments LLC
SERIES FUND, INC.                                                                                   (subadvised by Jennison
                                                                                                    Associates LLC)
                  -------------------------------------------------------------------------------------------------------------
                  Jennison 20/20 Focus Portfolio --       Seeks long-term growth of capital.        Prudential Investments LLC
                  Class II                                                                          (subadvised by Jennison
                                                                                                    Associates LLC)
                  -------------------------------------------------------------------------------------------------------------
                  Natural Resources Portfolio -- Class II Seeks long-term growth of capital.        Prudential Investments LLC
                                                                                                    (subadvised by Jennison
                                                                                                    Associates LLC)
                  -------------------------------------------------------------------------------------------------------------
RYDEX VARIABLE    OTC Fund/1/                             Seeks to provide investment               Rydex Investments
TRUST                                                     results that correspond to a
                                                          benchmark for over-the-counter
                                                          securities. The portfolio's current
                                                          benchmark is the NASDAQ 100
                                                          Index./TM/ The NASDAQ 100 Index/TM/
                                                          contains the 100 largest non-
                                                          financial, non-utilities stocks in the
                                                          NASDAQ composite.
                  -------------------------------------------------------------------------------------------------------------

                    /1/ The NASDAQ 100 Index(TM) is an unmanaged index that is a widely recognized indicator of OTC Market performance.

                                                                                          Adviser (and Sub-Adviser(s),
                 Subaccount Investing In                      Investment Objective               as applicable)
                 -----------------------------------------------------------------------------------------------------
SALOMON BROTHERS Salomon Brothers Variable All Cap     Seeks capital appreciation through    Salomon Brothers Asset
VARIABLE SERIES  Fund -- Class II                      investment in securities which the    Management Inc
FUNDS INC                                              managers believe have above-
                                                       average capital appreciation
                                                       potential.
                 -----------------------------------------------------------------------------------------------------
                 Salomon Brothers Variable Total       Seeks to obtain above-average         Salomon Brothers Asset
                 Return Fund -- Class II               income (compared to a portfolio       Management Inc
                                                       entirely invested in equity
                                                       securities). The portfolio's
                                                       secondary objective is to take
                                                       advantage of opportunities to
                                                       achieve growth of capital and
                                                       income.
                 -----------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE  Comstock Portfolio -- Class II Shares Seeks capital growth and income.      Van Kampen Asset
INVESTMENT TRUST                                                                             Management Inc.
                 -----------------------------------------------------------------------------------------------------
                 Emerging Growth Portfolio --          Seeks capital appreciation.           Van Kampen Asset
                 Class II Shares                                                             Management Inc.
                 -----------------------------------------------------------------------------------------------------



                      The following Portfolio is not available to new premium or transfers on or after November 15, 2004:



                                                                                        Adviser (and Sub-Adviser(s),
                   Subaccount Investing In                  Investment Objective               as applicable)
                   -------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES International Growth Portfolio -- Seeks long-term growth of capital.        Janus Capital
                   Service Shares                                                              Management LLC
                   -------------------------------------------------------------------------------------------------


                      The following Portfolios are not available to Policies issued on or after May 1, 2003:


                                                                                           Adviser (and Sub-Adviser(s),
                   Subaccount Investing In                    Investment Objective                as applicable)
                   ----------------------------------------------------------------------------------------------------
AIM VARIABLE       AIM V.I. Growth Fund --             Seeks to achieve growth of            A I M Advisors, Inc.
INSURANCE FUNDS    Series I                            capital.
                   ----------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN  AllianceBernstein Small Cap Growth  Seeks growth of capital by            Alliance Capital
VARIABLE PRODUCTS  Portfolio -- Class B                pursuing aggressive investment        Management, L.P.
SERIES FUND, INC.                                      policies. Current income is
                                                       incidental to the portfolio's
                                                       objective.
                   ----------------------------------------------------------------------------------------------------
DREYFUS            The Dreyfus Socially Responsible    Seeks capital growth, with current    The Dreyfus Corporation
                   Growth Fund, Inc. -- Initial Shares income as a secondary goal.
                   ----------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES Global Life Sciences Portfolio --   Seeks long-term growth of capital.    Janus Capital
                   Service Shares                                                            Management LLC
                   ----------------------------------------------------------------------------------------------------
                   Global Technology Portfolio --      A non-diversified/1/ portfolio that   Janus Capital
                   Service Shares                      seeks long-term growth of capital.    Management LLC
                   ----------------------------------------------------------------------------------------------------
                   Large Cap Growth Portfolio --       Seeks long-term growth of capital     Janus Capital
                   Service Shares (formerly, Growth    in a manner consistent with the       Management LLC
                   Portfolio)                          preservation of capital.
                   ----------------------------------------------------------------------------------------------------


                    /1/ A non-diversified portfolio is a portfolio that may
                        hold a larger position in a smaller number of securities than a diversified portfolio. This means that a single security's increase or decrease in value may have a greater impact on the return and net asset value of a non-diversified portfolio than a diversified portfolio.

                                                                                       Adviser (and Sub-Adviser(s),
                Subaccount Investing In                    Investment Objective               as applicable)
                ---------------------------------------------------------------------------------------------------
                Mid Cap Growth Portfolio --         Seeks long-term growth of capital.    Janus Capital
                Service Shares                                                            Management LLC
                ---------------------------------------------------------------------------------------------------
                Worldwide Growth Portfolio --       Seeks long-term growth of capital     Janus Capital
                Service Shares                      in a manner consistent with the       Management LLC
                                                    preservation of capital.
                ---------------------------------------------------------------------------------------------------
PIMCO VARIABLE  Foreign Bond Portfolio (U.S. Dollar Seeks maximum total return,           Pacific Investment
INSURANCE TRUST Hedged) -- Administrative Class     consistent with preservation of       Management Company LLC
                Shares                              capital and prudent investment
                                                    management.
                ---------------------------------------------------------------------------------------------------





                      Not all of these Portfolios may be available in all markets.

                      Shares of the Portfolios are not sold directly to the general public. They are sold to us, and they may also be sold to other insurance companies that issue variable annuity and variable life insurance policies. In addition, they may be sold to retirement plans.

                      When a Fund sells shares in any of its Portfolios both to variable annuity and to variable life insurance separate accounts, it engages in mixed funding. When a Fund sells shares in any of its Portfolios to separate accounts of unaffiliated life insurance companies, it engages in shared funding.

                      Each Fund may engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various shareholders participating in a Fund could conflict. A Fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the prospectuses for the Portfolios for additional information.


                      There are a number of factors that are considered when deciding what Portfolios are made available in your variable life insurance Policy. Such factors include:



                        (1) the investment objective of the Portfolio;



                        (2) the Portfolio's performance history;



                        (3) the Portfolio's holdings and strategies it uses to
                            try and meet its objectives; and



                        (4) the Portfolio's servicing agreement.



                      The investment objective is critical because we want to have an array of Portfolios with diverse objectives so that an investor may diversify his or her investment holdings from a conservative to an aggressive investment portfolio depending on the advice of his or her investment adviser and risk assessment. When selecting a Portfolio for our products, we also want to make sure that the Portfolio has a strong performance history in comparison with its peers and that its holdings and strategies are consistent with its objectives. Finally, it is important for us to be able to provide you with a wide array of the services that facilitate your investment program relating to your allocation in Subaccounts that invest in the underlying Portfolios.



                      We have entered into agreements with either the investment adviser or distributor of each of the Funds under which the adviser or distributor pays us a fee for administrative and other services we provide relating to the Portfolios. Such administrative services we provide include, but are not limited to: accounting transactions for variable owners and then providing one daily purchase and sale order on behalf of each Portfolio; providing copies of Portfolio prospectuses, Statements of Additional Information and any supplements thereto; mailing proxy voting information, gathering the information and providing vote totals to the Portfolio on behalf of our owners; and providing customer service on behalf of the Portfolios. The fees are based upon a percentage of the average annual aggregate net amount we have invested in the Portfolio on behalf of the Separate Account and other separate accounts funding certain variable insurance contracts that we and our affiliates issue. These percentages differ, and some investment advisers or distributors pay us a greater percentage than other advisers or distributors based on the level of administrative and other services provided. The amount received from the adviser and/or the distributor for the assets allocated to the Portfolios from GE Capital Life Separate Account III during 2004 ranged from 0.10% to 0.35%. Payment of these amounts is not an additional charge to you by the Funds or by us, but comes from the Fund's investment adviser or distributor.



                      In addition to the asset-based payments for administrative and other services described above, the investment adviser or the distributor of the Fund may also pay us or our affiliate Capital Brokerage Corporation, to participate in periodic sales meetings, for expenses relating to the production of promotional sales literature and for other expenses or services. The amount paid to us, or our affiliate Capital Brokerage Corporation, may be significant. Payments to participate in sales meetings may provide a Fund's investment adviser or distributor with greater access to our internal and external wholesalers to provide training, marketing support and educational presentations.



                      In consideration of services provided and expenses incurred by Capital Brokerage Corporation in distributing shares of the Funds, Capital Brokerage Corporation also receives 12b-1 fees from AIM Variable Insurance Funds, AllianceBernstein Variable Products Series Fund, Inc., American Century Variable Portfolios II, Inc., Eaton Vance Variable Trust, Evergreen Variable Annuity Trust, Federated Insurance Series,

                      Fidelity Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Trust, Greenwich Street Series Fund, Janus Aspen Series, Merrill Lynch Variable Series Funds, Inc., MFS(R) Variable Insurance Trust, Nations Separate Account Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, The Prudential Series Fund, Inc., Salomon Brothers Variable Series Funds Inc, and Van Kampen Life Investment Trust. See the "Fee Tables -- Total Annual Portfolio Operating Expenses" section of this prospectus and the Fund prospectuses. These payments range up to 0.25% of Separate Account assets invested in the particular Portfolio.


VOTING RIGHTS         As required by law, we will vote shares of the Portfolios
                      held in the Subaccount attributable to you at special shareholder meetings based on instructions from you.
                      However, if the law changes and we are permitted to vote in our own right, we may elect to do so.


                      Whenever a Fund calls a shareholder meeting, owners with voting interests in a Portfolio will be notified of issues requiring the shareholders' vote as soon as possible before the shareholder meeting. Each person having a voting interest in the Portfolio will receive proxy voting materials, reports, other materials, and a form with which to give us voting instructions.


                      We will determine the number of votes you have the right to cast by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, we will recognize fractional shares.

                      We will vote Portfolio shares for which no timely instructions are received in the same proportion to those that are received.

The Guarantee Account

                      Amounts in the Guarantee Account are held in, and are part of, our General Account. The General Account consists of our assets other than those allocated to the Separate Account described in this prospectus and our other separate accounts. Subject to statutory authority, we have sole discretion over the investment of assets of the General Account. The assets of the General Account are chargeable with liabilities arising out of any business we may conduct.

                      Due to certain exemptive and exclusionary provisions of the Federal securities laws, we have not registered interests in the Guarantee Account under the Securities Act of 1933 (the "1933 Act"), and we have not registered either the Guarantee Account or our General Account as an investment company under the 1940 Act. Accordingly, neither the interests in the Guarantee Account nor our General Account are generally subject to regulation under the 1933 Act and the 1940 Act. Disclosures relating to the interests in the Guarantee Account and the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy of statements made in a registration statement. The Guarantee Account may not be available in all markets.

                      You may allocate some or all of your Net Premium payments and transfer some or all of your assets to the Guarantee Account. We credit the portion of the assets allocated to the Guarantee Account with interest (as described below). Assets in the Guarantee Account are subject to some, but not all, of the charges we assess in connection with the Policy. See the "Charges and Deductions" provision in this prospectus.

                      Each time you allocate Net Premium payments or transfer assets to the Guarantee Account, we establish an interest rate guarantee period. For each interest rate guarantee period, we guarantee an interest rate for a year. At the end of an interest rate guarantee period, a new interest rate will become effective, and a new interest rate guarantee period will commence with respect to that portion of the assets in the Guarantee Account represented by that particular allocation.

                      The initial interest rate guarantee period for any allocation will be one year or longer. Subsequent interest rate guarantee periods will each be at least one year. We may credit additional rates of interest for specified periods from time to time. We determine the interest rates in our sole discretion. Amounts you allocate to the Guarantee Account will not share in the investment performance of our General Account. We cannot predict or guarantee the level of interest rates in future guarantee periods. If you allocate assets to the Guarantee Account, such assets will earn interest monthly at an annual effective rate of at least 4%.

                      We will notify owners in writing at least 10 days prior to the expiration date of any interest rate guarantee period about the then currently available interest rate guarantee periods and the guaranteed interest rates applicable to such interest rate guarantee periods. A new interest rate guarantee period will commence automatically unless we receive written notice prior to the end of the 30 day period following the expiration of the interest rate guarantee period ("30 day window") of your election of a different interest rate guarantee period from among those being offered by us at the time, or instructions to transfer all or a portion of the remaining amount to one or more Subaccounts subject to certain restrictions. See the "Transfers" provision in this prospectus. During the 30 day window, the allocation will accrue interest at the new interest rate guarantee period's interest rate.



                      To the extent permitted by law we reserve the right at any time to offer interest rate guarantee periods that differ from those available when we first issued the Policy, and to credit additional interest on premium payments and assets allocated to the Guarantee Account participating in a Dollar Cost Averaging program. See the "Dollar Cost Averaging" provision of this prospectus. Dollar Cost Averaging may not be available to all classes of Policies. We also reserve the right, at any time, to stop accepting premium payments or transfers of assets to a particular interest rate guarantee period. Since the specific interest rate guarantee periods available may change periodically, please contact our Variable Life Service Center to determine the interest rate guarantee periods currently being offered.

Charges and Deductions

                      This section describes the charges and deductions we make under the Policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from any charges deducted, such as the mortality and expense risk charge. We may use any such profits for any purpose, including payment of distribution expenses.

PREMIUM CHARGE        We currently deduct a 5% charge from each premium before
                      placing the resulting Net Premium in the Subaccounts and/or the Guarantee Account. This charge is guaranteed not to exceed 7.5%. We currently do not deduct the maximum 7.5% premium charge but reserve the right to do so. We will not assess the premium charge against the Policy loan portion of a premium received from the rollover of another life insurance policy. This charge is generally used to cover taxes assessed by a state or other governmental agency as well as acquisition expenses.

MONTHLY               We take a monthly deduction on the Policy Date and each
DEDUCTION             Monthly Anniversary Date from your Account Value. The
                      monthly deduction for each Policy consists of:

                         . the cost of insurance charge (discussed below);

                         . the mortality and expense risk charge (discussed
                           below);

                         . a current monthly policy charge of $5 ($8 per month
                           maximum);

                         . a maximum monthly expense charge (discussed below);

                         . any charges for additional benefits added by riders
                           to the Policy (see the "Other Policy -- Information Supplemental Benefits" provision of this prospectus).

                      We will deduct the monthly deduction for the monthly charges and any riders elected from the Subaccounts and/or the Guarantee Account based on your written instructions. If you do not provide us with written instructions or if the amount of assets in any Subaccount and/or Guarantee Account you specified is inadequate to pay the required charges, we will deduct the monthly deduction on a pro rata basis from all your assets in the Investment Options.

COST OF               The cost of insurance charge is a significant charge
INSURANCE             under your Policy because it is the primary charge for
                      the Death Benefit we provide you. The cost of insurance charge depends on a number of factors (age, gender, Policy duration, and risk class) that cause the charge to vary from Policy to Policy and from Monthly Anniversary
                      Date to

                      Monthly Anniversary Date. We will determine the risk class (and therefore the rates) separately for the initial Specified Amount and for any increase in Specified Amount that requires evidence of insurability.

                      For a joint and last survivor Policy, we determine the cost of insurance charge in a manner that reflects the anticipated mortality of both Insureds and the fact that the Death Benefit is not payable until the death of the last Insured.


                      We calculate the cost of insurance charge on each Monthly Anniversary Date based on your net amount at risk. (The net amount at risk is equal to your Death Benefit minus your Account Value.) The net amount at risk is affected by factors such as the amount and timing of premium payments, Subaccount investment performance, fees and charges assessed, partial surrenders, Policy loans, changes to the face amount and to the Death Benefit option.


                      To determine your cost of insurance charge for a particular Policy month, we multiply your net amount at risk by the applicable cost of insurance rate. The Statement of Additional Information contains more information about how we calculate the cost of insurance charge.

                      The cost of insurance rate for an Insured is based on his or her age, gender, Policy duration and applicable risk class. We currently place Insureds in the following risk classes when we issue the Policy, based on our underwriting:

                         . a male or female or unisex risk class (where
                           appropriate under applicable law); and

                         . a nicotine use or no nicotine use risk class.

                      In addition, some Insureds may qualify for a preferred rating. The original risk class applies to the initial Specified Amount. If an increase in Specified Amount is approved, a different risk class may apply to the increase, based on an Insured's circumstances at the time of the increase.


                      We may change the cost of insurance rates from time to time at our sole discretion, but we guarantee that the rates we charge will never exceed the maximum rates shown in your Policy. These rates are based on the Commissioners' 1980 Standard Ordinary Mortality Tables. The maximum cost of insurance rates are based on the Insured's age nearest birthday at the start of the Policy year. For a joint and last survivor Policy, the maximum cost of insurance rates are based on the age(s) nearest birthday of both Insureds at the start of the Policy year. Modifications to cost of insurance rates are made for risk classes other than standard. The rates we currently charge are, at most ages, lower than the maximum permitted under the Policies and depend on our expectation of future experience with respect to mortality, interest, expenses, persistency, and taxes. A change in rates will apply to all persons of the same age, gender (where applicable), and risk class and whose Policies have been in effect for the same length of time.

                      We will deduct the cost of insurance charge as part of your monthly deduction from the Subaccounts and/or the Guarantee Account based on your written instructions. If you do not provide us with written instructions, or if the amount of assets in any Subaccount and/or Guarantee Account you specified is inadequate to pay the required charges, we will deduct the cost of insurance charge on a pro rata basis from all your assets in the Investment Options. The monthly deduction for the cost of insurance charges will end on the Policy Anniversary Date on which the Insured under a single life Policy or the younger Insured under a joint and last survivor Policy reaches Attained Age 100.


MORTALITY AND         We currently deduct monthly a mortality and expense risk
EXPENSE RISK          charge at an effective annual rate of 0.50% of the first
CHARGE                $100,000 of unloaned assets in the Subaccounts (0.50% of
                      the first $200,000 of unloaned assets in the Subaccounts for a joint and last survivor Policy). From Policy years
                      0 through 20, we also deduct a mortality and expense risk charge for unloaned assets in the Subaccounts above
                      $100,000 (greater than $200,000 for a joint and last survivor Policy) at an annual effective rate of 0.10%.
                      Beginning with Policy year 21, we do not deduct a mortality and expense risk charge for unloaned assets in the Subaccounts over $100,000 (greater than $200,000 for joint and last survivor Policy). We will not increase this charge for the duration of your Policy.



                      We will deduct the monthly mortality and expense risk charge as part of your monthly deduction from the Subaccounts based on your written instructions. If you do not provide us with written instructions, or if the assets in any Subaccount you specified is inadequate to pay the required charges, we will deduct the monthly deduction on a pro rata basis from all your assets allocated to the Subaccounts.


                      The mortality risk we assume is the risk that Insured(s) may live for a shorter period of time than estimated, and therefore, a greater amount of Death Benefit proceeds than expected will be payable. The expense risk we assume is that expenses incurred in issuing and administering the Policies will be greater than estimated, and therefore, will exceed the expense charge limits set by the Policies.



MONTHLY POLICY        The monthly Policy charge helps to cover our
CHARGE                administrative expenses incurred to issue and maintain
                      your Policy. These expenses include record-keeping and reports to owners. The Policy charge is $5 per month. The guaranteed maximum Policy charge is $8 per month.

                      We will deduct the monthly Policy charge as part of your monthly deduction from the Subaccounts and/or the Guarantee Account based on your written instructions. If you do not provide us with written instructions, or if the amount of assets you specified in any Subaccount and/or Guarantee Account is inadequate to pay the required charges, we will deduct the monthly deduction on a pro rata basis from all your assets in the Investment Options.

MONTHLY               We currently deduct a monthly expense charge of at least
EXPENSE               $0.11 per $1,000 of Base Specified Amount for the first
CHARGE                10 Policy years and the first 10 Policy years after each
                      increase in Base Specified Amount. The monthly expense charge is based on the initial Base Specified Amount or the amount of the increase and varies by age(s), gender and risk class. The guaranteed maximum amount of this charge will not exceed $0.33 per $1,000 of Base Specified
                      Amount. Base Specified Amounts attributable to any supplemental benefits are excluded.


                      We currently do not assess a monthly expense charge on any Modified Base Specified Amount. However, we reserve the right to assess a monthly expense charge on the Modified Base Specified Amount in the future. The guaranteed maximum amount of this charge will not exceed $0.33 per $1,000 of Modified Base Specified Amount and if assessed, will be charged until the Insured, (or the younger Insured in a joint and last survivor Policy), reaches Attained Age 100. The monthly expense charge is based on the initial Modified Base Specified Amount or the amount of the increase in Modified Base Specified Amount and varies by age(s), gender and risk class. Modified Base Specified Amounts attributable to any supplemental benefits are excluded.


                      We will deduct the monthly expense charge as part of the monthly deduction from the Subaccounts and/or the Guarantee Account based on your written instructions. If you do not provide us with written instructions or if the amount of assets you specified in any Subaccount and/or Guarantee Account is inadequate to pay the required charges, we will deduct the monthly deduction on a pro rata basis from all your assets allocated to the Investment Options.

                      We assess this charge to help cover expenses incurred with underwriting, marketing and distributing Policies.


SURRENDER             If you fully surrender your Policy during the surrender
CHARGE                charge period, we will deduct a surrender charge. This
                      surrender charge is also called a "deferred sales load."
                      The
                      charge compensates us for expenses incurred in issuing the Policy, and face amount increases, and for the recovery of acquisition costs. The maximum surrender charge we will assess is $32.00 per $1,000 of Specified
                      Amount. We calculate the surrender charge by multiplying a factor by the lowest Specified Amount in effect before the surrender, divided by 1,000. The factor depends on the issue age and gender (where applicable) and risk class of the Insured. For a joint and last survivor
                      Policy, the factor depends on the issue age, gender
                      (where applicable) and risk class of both Insureds. The surrender charge remains level for the first 5 Policy years and then decreases each Policy month over the next
                      5 Policy years until the charge reaches $0.


                      If you increase the Specified Amount (other than as a result of a change in Death Benefit option), you may also be subject to a surrender charge. When you request an increase in Specified Amount, we take into consideration the age and gender (if applicable) and risk class of the Insured (or both Insureds if a joint and last survivor Policy) at the time of issue for determining the additional amount of monthly expense charges and surrender charges due to the increase in Specified Amount. However, we take into consideration the age and risk class of the Insured (or both Insureds if a joint and last survivor Policy) at the time of the requested increase in Specified Amount when determining any increase in cost of insurance charges due to the increase in Specified Amount.

                      If you decrease the Specified Amount to less than the lowest Specified Amount that had previously been in effect (other than as a result of partial surrenders or changes in Death Benefit options), you will also incur a surrender charge. We will deduct this charge from the Subaccounts and/or the Guarantee Account based on your written instructions. If you do not provide us with written instructions, or if the amount of assets you specified in any Subaccount and/or Guarantee Account is inadequate to pay the required charges, we will deduct the surrender charge on a pro rata basis from all your assets in the Investment Options. The amount of the surrender charge will be based:

                        (1) first upon any surrender charge in effect for the
                            most recent increase in Specified Amount;

                        (2) then upon any surrender charge in effect for the
                            next most recent increases in Specified Amount in succession; and

                        (3) finally upon the surrender charge in effect for the
                            original Specified Amount.

                      We disclose the surrender charges on the data pages of your Policy. Upon request, we will illustrate the surrender charges that apply to your Policy.

                      We do not assess a surrender charge for partial surrenders.

PARTIAL               We currently do not assess a processing fee for partial
SURRENDER             surrenders. However, we reserve the right to deduct a
PROCESSING FEE        partial surrender processing fee in the future. The fee
                      will not exceed the lesser of $25 or 2% of the amount surrendered.

OTHER CHARGES         Upon written request, we will provide a projection of
                      illustrative future life insurance and Account Value proceeds. We reserve the right to charge a maximum fee of $25 for the cost of preparing the illustration.

                      There are deductions from and expenses paid out of the assets of each Portfolio that are more fully described in each Portfolio's prospectus.

                      In addition, we reserve the right to impose a transfer charge of up to $20 for each transfer after the 12th transfer in a calendar year. We currently do not assess a transfer charge.

REDUCTION OF          We may reduce charges and/or deductions for sales of the
CHARGES FOR           Policies to a trustee, employer or similar entity
GROUP SALES           representing a group or to members of the group where
                      such sales result in savings of sales or administrative expenses. The Statement of Additional Information contains additional information about these reductions including the bases upon which such reductions will be given.

The Policy

                      The Policy is a flexible premium single life and joint and last survivor variable life insurance policy. We may issue the Policy either on the life of a single Insured or the lives of two Insureds on a joint and last survivor basis. We describe your rights and benefits below and in the Policy.

APPLYING FOR A        To purchase a Policy, you must complete an application
POLICY                and you or your financial representative must submit it
                      to us at our Variable Life Service Center. You also must pay an initial premium of a sufficient amount. See the "Premiums" provision of this prospectus. You can submit your initial premium with your application or at a later date. If you submit your initial premium with your application, please remember that we will place your premium in a non-interest bearing account for a certain amount of time. See the "Allocating Premiums" provision of this prospectus. Coverage generally becomes effective as of the Policy Date.


                      Generally, we will issue a Policy on a single Insured basis covering an Insured up to age 85 and on a joint and last survivor basis covering Insureds from age 20 up to age 85. Evidence of insurability must satisfy our underwriting requirements. Required evidence of insurability may include, among other things, a medical examination of the Insured(s). We may, in our sole discretion, issue a Policy covering an Insured over age 85. We may reject an application for any lawful reason and in a manner that does not unfairly discriminate against similarly situated purchasers.



                      If we do not receive the full first premium with your application, the insurance will become effective on the Valuation Day that we receive your full premium and we deliver your Policy. All persons proposed for insurance must be insurable on the Policy Date.



                      If full premium is accepted with the application, the Temporary Insurance Application and Agreement must be completed, signed and returned to us with the application and you should keep a copy. The Temporary Insurance Application and Agreement guidelines limit availability of temporary insurance to proposed Insured(s) between the ages of 20 years and 70 years and who answer "No" to all questions on the Temporary Insurance Application and Agreement.


                      Temporary insurance begins on the date the Temporary Insurance Application and Agreement is signed. The coverage will automatically end and the entire amount remitted with the application will be returned without interest to or for the benefit of you on the earliest of the following dates:

                        (1) the date you withdraw the application;

                        (2) 45 days after the date of the Temporary Insurance
                            Agreement if we have not received a properly completed and signed Application -- Part
                            II -- Medical History and all medical examinations and tests required by us as set forth in our Initial Submission Guidelines;

                        (3) the date we send notice to you at the address shown
                            on the Application that we have declined to issue the Policy; and

                        (4) 90 days after the date of the Temporary Insurance
                            Agreement.

                      Temporary Insurance will also end on the date when insurance takes effect under the Policy, at which point the amount remitted will be applied to the Policy.

OWNER "You" or "your" refers to the owner. You may also name contingent owners. You have rights in the Policy during the Insured's lifetime under a single life Policy and during the lifetimes of both Insureds under a joint and last survivor Policy. If you die before an Insured and there is no contingent owner, ownership will pass to your estate.

                      We will treat joint owners as having equal undivided interests in the Policy. All owners must exercise any ownership rights in the Policy together. If the last surviving joint owner dies before the Insured under a single life Policy or the last surviving Insured under a joint and last survivor Policy and there is no contingent owner, ownership will pass to your estate.

BENEFICIARY           You designate the primary beneficiary(ies) and contingent
                      beneficiary(ies) when you apply for the Policy. You may name one or more primary beneficiary(ies) or contingent beneficiary(ies). We will pay the Death Benefit proceeds to the surviving primary beneficiary(ies), if any, (or surviving contingent beneficiary(ies) if there are no surviving primary beneficiary(ies)), in equal shares, unless you request otherwise.

                      Unless an Optional Payment Plan is chosen, we will pay the Death Benefit proceeds in a lump sum to the primary beneficiary(ies). If the primary beneficiary(ies) dies before the Insured under a single life Policy or the last surviving Insured under a joint and last survivor Policy, we will pay the Death Benefit proceeds to the contingent beneficiary(ies). If there are no surviving beneficiary(ies) we will pay the Death Benefit proceeds to you or your estate.

CHANGING THE          During an Insured's life, you may change the owner. You
OWNER OR              may change the beneficiary(ies) during an Insured's life,
BENEFICIARY(IES)      unless the beneficiary(ies) was designated as an
                      irrevocable beneficiary(ies). To make this change, please write our Variable Life Service Center. The request and the change must be in a form satisfactory to us and we must actually receive the request. The change will take effect as of the date you signed the request. If undated, the change will take effect the first business day received at our Variable Life Service Center. Changing the owner may have adverse tax consequences.



CANCELING A           You may cancel your Policy during the "free-look period"
POLICY                by returning it to your registered representative or to
                      us at our Variable Life Service Center. The free-look period expires 10 days after you receive the Policy. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. Within 7 calendar days after we receive the returned Policy, we will refund an amount equal to the sum of all premiums paid for the Policy, minus any partial surrenders or unpaid loans taken, or other amounts as required under New York law.

Premiums


GENERAL The premium sufficient to fund a Policy depends on a number of factors, such as the age, gender (where applicable), and risk class of a proposed Insured(s), the desired Specified Amount, any supplemental benefits, investment performance of the Subaccounts and interest credited under the Guarantee Account. The minimum initial premium is the amount required to issue the Policy. The minimum amount required to issue the Policy is dependent upon a number of factors including the amount of insurance requested, the age, gender (if applicable) and risk factors of the Insured (or Insureds if a joint and last survivor Policy). The minimum Base Specified Amount is $100,000 under a single life Policy and $200,000 under a joint and last survivor Policy. See the "Fee Tables" provision of this prospectus for additional information on fees and charges associated with this Policy. The minimum subsequent premium is $50. We will usually credit your initial premium payment to the Policy on the later of the date we approve your application or on the date we receive your payment. We will credit any subsequent premium payment to your Policy on the Valuation Day we receive the payment at our Variable Life Service Center. After you pay the initial premium, you may make unscheduled premium payments in any amount and at any time subject to certain restrictions. Unless you direct us otherwise, we apply unscheduled premium payments first to repay any Policy Debt.


                      When you apply for the Policy, you will choose one of two alternative tests to evaluate whether your Policy qualifies as life insurance under the Code. The tests are the Guideline Premium Test and the Cash Value Accumulation Test. If you choose the Guideline Premium Test, the total premiums you pay may not exceed the guideline premium limitation for life insurance set forth in the Code as shown in your Policy. We may reject any premium, or any portion of a premium, that would result in the Policy being disqualified as life insurance under the Code. We will refund any rejected premium along with any interest it accrued. If you choose the Cash Value Accumulation Test, the terms of the Policy require that the Death Benefit equal at least a factor (set forth in the Policy, and which is dependent upon the age of the Insured(s)) multiplied by your Account Value. Once selected, the life insurance test cannot change. You should consult a tax adviser before making your test selection.

                      For your convenience, we will monitor your Policy and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a modified endowment contract under the Code. See the "Tax Considerations" provision of this prospectus. We reserve the right to limit the number and amount of any unscheduled premium payments.

                      Your Policy will enter the grace period if, on the Monthly Anniversary Date, the Surrender Value of your Policy is insufficient to cover the Monthly Deduction. You will need to make additional premium payment(s) to prevent your Policy from terminating. However, so long as the Net Total Premium is at least equal to the Continuation

                      Amount, your Policy will not lapse during the Continuation Period, even if the Surrender Value is insufficient to cover the Monthly Deduction. See the "Termination Premium to Prevent Termination" provision of this prospectus.

TAX-FREE              We will accept money from another policy as part of your
EXCHANGES             initial premium, if that policy qualifies for a tax-free
(1035 EXCHANGES)      exchange under Section 1035 of the Code. If you
                      contemplate such an exchange, you should consult a tax advisor to learn the potential tax effects of such a transaction. We will accept 1035 exchanges even if there is an outstanding loan on the other policy, so long as the outstanding loan is no more than 50% of the rollover premium. We may allow higher loan percentages. Replacing your existing coverage with this Policy may not be to your advantage.

CERTAIN               If you replace an existing GE Capital Life Assurance
INTERNAL              Company of New York (or one of our affiliated companies)
EXCHANGES             fixed permanent life insurance policy with this Policy,
                      we may waive some or all of any applicable surrender charge on the fixed permanent life insurance policy, provided that:

                        (1) the fixed permanent life insurance policy has a
                            positive Surrender Value at the time of the exchange; and

                        (2) the entire account value in the fixed permanent
                            life insurance policy is rolled over into the Policy.

                      If you qualify, the maximum amount of surrender charge we will waive on the fixed permanent life insurance policy is equal to 0.05 multiplied by the Account Value.

PERIODIC              When you apply for a Policy, you may select a periodic
PREMIUM PLAN          premium payment plan. Under this plan, you may choose to
                      receive a premium notice either annually, semi-annually, or quarterly. You can also arrange for annual, semi-annual, quarterly or monthly premium payments paid via automatic deduction from your bank account or any other similar account we accept. You are not required to pay premiums in accordance with this premium plan; you can pay more or less than planned or skip a planned premium payment entirely. Subject to our administrative servicing guidelines, you can change the amount of planned premiums or switch between frequencies, whenever you want by providing satisfactory instructions to our Variable Life Service Center. Any change will be effective upon our receipt of the instructions. Depending on your Account Value at the time of an increase in the Specified Amount and the amount of the increase requested, a change in your periodic premium payments may be advisable. See the "Changing the Specified Amount" provision of this prospectus.

MINIMUM PREMIUM       Generally, the minimum amount of premium we will accept
PAYMENT               in connection with a periodic premium payment plan is
                      $50; you may have to pay a higher amount to keep the Policy in force. See the "Termination -- Premium to
                      Prevent Termination" provision of this prospectus.


ALLOCATING            When you apply for a Policy, you specify the percentage
PREMIUMS              of your Net Premium we allocate to each Subaccount and/or
                      the Guarantee Account. You may only direct your Net
                      Premiums and assets to 10 Subaccounts plus the Guarantee
                      Account at any given time. You can change the future allocation percentages at any time by writing or calling our Variable Life Service Center (allocation percentages and how allocations are received are subject to certain limitations). The change will apply to all premiums we receive with or after we receive your instructions. Each
                      Net Premium allocation percentage must be a whole number totaling 100%.


                      Until we approve your application, receive all necessary forms including any subsequent amendments to the application, and receive the entire initial premium, we will place any premiums you pay into a non-interest bearing account. At Policy issue, we will then allocate your initial Net Premium and any Net Premium received within 15 days after the Policy Date to the Subaccount investing in the GE Investments Funds, Inc. -- Money Market Fund ("Money Market Subaccount"). The entire Account Value will remain in the Money Market Subaccount for 15 days after which such assets will be transferred on the next Valuation Day to the Investment Option(s) in accordance with your allocation instructions received on your application. Any Net Premium received after 15 days from the Policy Date will be allocated to the Investment Option(s) on the Valuation Day the premium is received.

How Your Account Value Varies

ACCOUNT VALUE         Your Account Value is the entire amount we hold under
                      your Policy for you. The Account Value serves as a starting point for calculating certain values under a Policy. It is the sum of the total amount under the Policy in each Subaccount, the Guarantee Account and the amount held in the General Account to secure Policy Debt.
                      We determine the Account Value first on your Policy Date
                      (or on the date we receive your initial premium at our Variable Life Service Center, if later) and thereafter on each Valuation Day. We will not value Subaccount assets on days on which the New York Stock Exchange is closed for trading. Your Account Value will vary to reflect the performance of the Subaccounts and interest credited under the Guarantee Account to which you have allocated assets and also will vary to reflect Policy Debt, charges for the monthly deduction, mortality and expense risk charges, transfers, partial surrenders, and Policy Debt repayments. Your Account Value may be more or less than the premiums you paid and you bear the investment risk with respect to the amounts allocated to the Subaccounts.

SURRENDER VALUE       The Surrender Value on any Valuation Day is the Account
                      Value reduced by:

                        (1) any surrender charge that we would deduct if you
                            surrendered the Policy that day; and

                        (2) any Policy Debt.


SUBACCOUNT            On any Valuation Day, the value of a Subaccount equals
VALUES                the number of units we credit to the Policy multiplied by
                      the Unit Value for that day. When you make allocations to a Subaccount, either by Net Premium allocation, transfer of assets, transfer of Policy Debt, loan interest from the General Account, or repayment of a Policy loan, we credit your Policy with units in that Subaccount. We determine the number of units by dividing the amount allocated, transferred or repaid to the Subaccount by the Unit Value for the Valuation Day when we effect the allocation, transfer or repayment. Amounts allocated to a Subaccount are credited to your Policy on the basis of the Subaccount Unit Value next determined after our receipt of your Net Premium, transfer, or loan repayment
                      (as the case may be).



                      The value of a Subaccount unit may increase or decrease to reflect the investment experience of the Portfolio in which the Subaccount invests, and may increase or decrease from one Valuation Day to the next. We determine a Subaccount's Unit Value by multiplying the net investment factor for that Valuation Period by the Unit Value for the immediately preceding Valuation Period. Changes in the net investment factor may not be directly proportional to changes in the net asset value of the underlying mutual fund shares because of the deduction of Separate Account charges.


                      Though the number of units will not change as a result of investment experience, the value of a unit may increase or decrease from Valuation Period to Valuation Period.

Transfers


GENERAL Owners may not make any transfers during the first 15 days proceeding the Policy Date. After the first 15 days proceeding the Policy Date, owners may transfer all or a portion of their assets between and among the Subaccounts of the Separate Account and the Guarantee Account on any Valuation Day subject to certain conditions that are stated below. Owners may not, however, transfer assets allocated to the Guarantee Account from one interest rate guarantee period to another interest rate guarantee period. We process transfers among the Subaccounts and between the Subaccounts and the Guarantee Account as of the end of the Valuation Period that we receive the transfer request in good order at our Variable Life Service Center. There may be limitations placed on multiple requests made at different times during the same Valuation Period involving the same Subaccounts or the Guarantee Account. We may postpone transfers to, from or among the Subaccounts and/or the Guarantee Account under certain circumstances. See the "Requesting Payments" provision in this prospectus.


TRANSFERS FROM        We may limit and/or restrict transfers from the Guarantee
THE GUARANTEE         Account to the Subaccounts. The limited amount will not
ACCOUNT TO THE        be less than any accrued interest on an allocation to the
SUBACCOUNTS           Guarantee Account plus 25% of the original amount of that
                      allocation. Unless you are participating in a Dollar Cost
                      Averaging program (see the "Dollar Cost Averaging" provision), you may make such transfers only during the 30 day period beginning with the end of the preceding interest rate guarantee period applicable to that particular allocation.

TRANSFERS FROM        We may also restrict certain transfers from the
THE SUBACCOUNTS       Subaccounts to the Guarantee Account. We reserve the
TO THE                right to prohibit or limit transfers from a Subaccount to
GUARANTEE             the Guarantee Account during the six-month period
ACCOUNT               following the transfer of any amount from the Guarantee
                      Account to any Subaccount.



TRANSFERS             Owners may not make any transfers during the first 15
AMONG THE             days proceeding the Policy Date. After the first 15 days
SUBACCOUNTS           proceeding the Policy Date, all owners may submit 12
                      Subaccount transfers each calendar year by voice response, telephone, facsimile, U.S. Mail or overnight delivery service. Once such 12 Subaccount transfers have been executed, a letter will be sent notifying owners that they may submit additional transfers only in writing by U.S. Mail or by overnight delivery service. Transfer requests sent by same day mail, courier service, telephone or facsimile will not be accepted under any circumstances. Once we receive your mailed transfer request, such transfer cannot be cancelled. We also will not cancel transfer requests that have not yet been received, i.e., you may not call to cancel a transfer request sent by U.S. Mail or overnight delivery service.
                      If you wish to change a transfer request sent by U.S.
                      Mail or overnight delivery service, such change must also be sent in writing by U.S. Mail or by overnight delivery service. We will process that transfer request as of the Valuation Day the new transfer request is received at our Variable Life Service Center.



                      Currently, we do not charge for transfers. However, we reserve the right to assess a charge of up to $20 per transfer after the 12th transfer in a calendar year. The minimum transfer amount is $100 or the entire balance in the Subaccount or interest rate guarantee period if the transfer will leave a balance of less than $100.



                      We also reserve the right to not honor your transfer request if your transfer is a result of more than one trade involving the same Subaccount within a 30 day period. We will generally invoke this right when either the Portfolio(s) or we see a pattern of frequent transfers between the same Portfolios within a short period of time (i.e., transfers among the same Subaccounts occur within five to 15 days of each other).



                      In addition, we may not honor transfers made by third parties. See the "Transfer by Third Parties" provision of this prospectus.



                      If a transfer request is not processed, a letter will be sent notifying you that your transfer request was not honored. If we do not honor a transfer request, we will not count that request as a transfer for purposes of the 12 transfers allowed each calendar year as described in the previous paragraphs.



                      When thinking about a transfer of assets, you should consider the inherent risks involved. Frequent transfers based on short-term expectations may increase the risk that you will make a transfer at an inopportune time. Also, because certain restrictions on transfers are applied at the discretion of the Portfolios in which the Subaccount invests, it is possible that owners will be treated differently and there could be inequitable treatment among owners if a Portfolio does not apply equal treatment to all shareholders. See the "Special Note on Frequent Transfers" provision of this prospectus.



                      These restrictions will apply to all owners and their designated third party(ies), unless such transfer is being made pursuant to:



                        (1) a Dollar Cost Averaging program;



                        (2) an Asset Rebalancing program;



                        (3) the terms of an approved Fund substitution or Fund
                            liquidation; or

                        (4) a Portfolio's refusal to allow the purchase of
                            shares, either on behalf of an individual owner or on the entire Separate Account, in which case, the Portfolio's refusal to allow the purchase of shares will not be considered a transfer for calculation of the 12 transfers allowed per calendar year by voice response, telephone, facsimile, U.S. Mail or overnight delivery service.



                      Sometimes, we will not honor transfer requests. We will not honor a transfer request if:



                        (1) any Subaccount that would be affected by the
                            transfer is unable to purchase or to redeem shares of the Portfolio in which the Subaccount invests;



                        (2) the transfer would adversely affect Unit Values; or



                        (3) you attempt to make a transfer while the Policy is
                            in the grace period and there is no Account Value.



                      The affected Portfolio(s) determine whether items (1) or
                      (2) above apply.



                      We will treat all owners equally with respect to transfer requests.


TELEPHONE             All owners may make their first 12 transfers in any
TRANSACTIONS          calendar year among the Subaccounts or between the
                      Subaccounts and the Guarantee Account by calling our Variable Life Service Center provided we receive written authorization from you at our Variable Life Service
                      Center to execute such transactions prior to such request. Transactions that can be conducted over the telephone include, but are not limited to:

                        (1) the first 12 transfers of assets among the
                            Subaccounts or between the Subaccounts and the Guarantee Account in any calendar year (this includes any changes in premium allocations when such changes include a transfer of assets);

                        (2) Dollar Cost Averaging; and

                        (3) Portfolio Rebalancing.

                      We employ reasonable procedures to confirm that instructions we receive are genuine. Such procedures may include, but are not limited to:

                        (1) requiring you or a third party to provide some form
                            of personal identification before we act on the telephone instructions;

                        (2) confirming the telephone transaction in writing to
                            you or a third party you authorized; and/or

                        (3) tape recording telephone instructions.

                      We reserve the right to limit or prohibit telephone transactions.


                      We will delay making a payment or processing a transfer request if:



                        (1) the disposal or valuation of the Separate Account's
                            assets is not reasonably practicable because the New York Stock Exchange is closed;



                        (2) on nationally recognized holidays, trading is
                            restricted by the New York Stock Exchange;


                        (3) an emergency exists making the disposal or
                            valuation of securities held in the Separate
                            Account impracticable; or

                        (4) the SEC by order permits postponement of payment to
                            protect our owners.

                      Rules and regulations of the SEC will govern as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Account Value may be affected since owners will not have access to their account.

CONFIRMATION OF       We will not be liable for following instructions that we
TRANSACTIONS          reasonably determine to be genuine. We will send you a
                      confirmation of any transfer we process. You are responsible for verifying transfer confirmations and notifying us of any errors within 30 days of receiving the confirmation statement.

SPECIAL NOTE ON       Please note that our telephone system may not always be
RELIABILITY           available. Any telephone system, whether it is ours,
                      yours, your service provider's, or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by writing our Variable Life Service Center.

TRANSFERS BY          As a general rule and as a convenience to you, we allow
THIRD PARTIES         you to give third parties the right to conduct transfers
                      on your behalf. However, when the same third party possesses this ability on behalf of many owners, the result can be simultaneous transfers involving large amounts of assets. Such transfers can disrupt the orderly management of the Portfolios underlying the Policy, can result in higher costs to owners, and are generally not compatible with the long-range goals of owners. We believe that such simultaneous transfers effected by such third parties are not in the best interests of all beneficial shareholders of the Portfolios and the management of those Portfolios share this position.

                      We have instituted procedures to assure that the transfer requests that we receive have, in fact, been made by the owners in whose names they are submitted.


                      Consequently, we may refuse transfers made by third parties on behalf of the owner in a number of circumstances, which include but are not limited to:



                        (1) transfers made on behalf of many owners by one
                            third party (or several third parties who belong to the same firm) where the transfer involves the same Subaccounts and large amounts of assets;



                        (2) when we have not received adequate authorization
                            from the owner allowing a third party to make transfers on his or her behalf; or



                        (3) when we believe, under all facts and circumstances
                            received, that the owner or his or her authorized agent is not making the transfer.



                      We require documentation to provide sufficient proof that the third party making the trade is in fact duly authorized by the owner. This information includes, but is not limited to:



                        (1) documentation signed by the owner or a court
                            authorizing a third party to act on the owner's behalf;



                        (2) passwords and encrypted information;



                        (3) additional owner verification when appropriate; and



                        (4) recorded conversations.



                      We will not be held liable for refusing a transfer made by a third party when we have a reasonable basis for believing such third party is not authorized to make a transfer on the owner's behalf or we have a reasonable basis for believing the third party is acting in a fraudulent manner.



SPECIAL NOTE ON       The Separate Account does not accommodate frequent
FREQUENT              transfers of Account Value among Subaccounts. When owners
TRANSFERS             or someone on their behalf submit requests to transfer
                      all or a portion of their assets between Subaccounts, the requests result in the purchase and redemption of shares of the Portfolios in which the Subaccounts invests.

                      Frequent Subaccount transfers, therefore, cause corresponding frequent purchases and redemptions of shares of the Portfolios.

                      Frequent purchases and redemptions of shares of the Portfolios can dilute the value of a Portfolio's shares, disrupt the management of the Portfolio's investment portfolio, and increase brokerage and administrative costs. Accordingly, when an owner or someone on their behalf engages in frequent Subaccount transfers, other owners and persons with rights under the Policies (such as the beneficiaries) may be harmed.




                      The Separate Account discourages frequent transfers, purchases and redemptions. To discourage frequent Subaccount transfers, we adopted the policy described in the "Transfers Among the Subaccount" section. This policy requires owners who request more than 12 Subaccount transfers in a calendar year to submit such requests in writing by U.S. Mail or by overnight delivery service (the "U.S. Mail requirement"). The U.S. Mail requirement creates a delay of at least one day between the time transfer decisions are made and the time such transfers are processed. This delay is intended to discourage frequent Subaccount transfers by limiting the effectiveness of abusive "market timing" strategies (in particular, "time-zone" arbitrage) that rely on "same-day" processing of transfer requests.



                      In addition, we will not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of the Portfolio in which the Subaccount invests or if the transfer would adversely affect Unit Values. Whether these restrictions apply is determined by the affected Portfolio(s), and although we apply the restrictions uniformly when we receive information from the Portfolio(s), we cannot guarantee that the Portfolio(s) will apply their policies and procedures in a uniform basis.



                      There can be no assurance that the U.S. Mail requirement will be effective in limiting frequent Subaccount transfers or that we can prevent all frequent Subaccount transfer activity that may adversely affect owners, other persons with material rights under the Policies, or Portfolio shareholders generally. For instance, imposing the U.S. Mail requirement after 12 Subaccount transfers may not be restrictive enough to deter an owner seeking to engage in abusing market timing strategies.



                      We may revise our frequent Subaccount transfer policy and related procedures, at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter frequent transfer activity that may adversely affect owners, other persons with material rights under the Policies, or Portfolio shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on owners engaging in frequent Subaccount transfers. For example, we may invoke our right to refuse transfers if the transfer involves the same Subaccount within a 30 day period and/or we may change our procedures to monitor for a different number of transfers within a specified time period or to impose a minimum time period between each transfer.



                      There are inherent risks that changing our policies and procedures in the future may not be effective in limiting frequent Subaccount transfers. We will not implement any policy and procedure at the Policy level that discriminates among owners, however, we may be compelled to adopt policies and procedures adopted by the Portfolios on behalf of the Portfolios and we will do so unless we cannot service such policies and procedures or we believe such policies and procedures contradict state or federal regulations or such policies and procedures contradict with the terms of your Policy.



                      As stated in the previous paragraph, each of the Portfolios in which the Subaccounts invest may have its own policies and procedures with respect to frequent purchases and redemption of Portfolio shares. The prospectuses for the Portfolios describe any such policies and procedures. The frequent trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other Portfolios and the policies and procedures we have adopted to discourage frequent Subaccount transfers. Owners should be aware that we may not have the contractual obligation nor the operational capability to monitor owners' Subaccount transfer requests and apply the frequent trading policies and procedures of the respective Portfolios that would be affected by the transfers. Accordingly, owners and other persons who have material rights under the Policies should assume that the sole protection they may have against potential harm from frequent Subaccount transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent Subaccount transfers.



                      Owners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. These omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the Portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Portfolios will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Portfolios. In addition, if a Portfolio believes an omnibus order we submit may reflect one or more Subaccount transfer requests from owners engaged in frequent transfer activity, the Portfolio may reject a portion of or the entire omnibus order. If a Portfolio rejects part of an omnibus order it believes is attributable to transfers that exceed its market timing policies and procedures, it will return the amount to us and we will credit the amount to the Policy owner as of the Valuation Day of our receipt of the amount. You may realize a loss if the Unit Value on the Valuation Day we credit the amount back to your account has increased since the original date of your transfer.


                      We apply our policies and procedures without exception, waiver, or special arrangement.


DOLLAR COST           The Dollar Cost Averaging program permits you to
AVERAGING             systematically transfer on a monthly or quarterly basis a
                      set dollar amount from the Subaccount investing in the GE
                      Investments Funds, Inc. -- Money Market Fund and/or the
                      Guarantee Account to any combination of Subaccounts (as long as the total number of Subaccounts used does not exceed the maximum number allowed under the Policy). The
                      Dollar Cost Averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar Cost Averaging does not assure a profit or protect against a loss.



                      You may participate in the Dollar Cost Averaging program
                      by:



                        (1) completing a Dollar Cost Averaging agreement; or



                        (2) calling our Variable Life Service Center.



                      To use the Dollar Cost Averaging program, you must transfer at least $100 from the Subaccount investing in the GE Investment Funds, Inc. -- Money Market Fund and/or interest rate guarantee period with each transfer. If any transfer would leave less than $100 in the Investment Option from which transfers are being made, we will transfer the entire amount. The Dollar Cost Averaging program will start 30 days after we receive your premium payment and instructions, unless you specify an earlier date. Once elected, Dollar Cost Averaging remains in effect from the date we receive your request until the value of the Investment Option from which transfers are being made is depleted, or until you cancel the program by written request or by telephone if we have your telephone authorization on file. See the "Premiums -- Allocating Premiums" provision of this prospectus for a description of when this occurs.



                      If you Dollar Cost Average from the Guarantee Account, we reserve the right to determine the amount of each automatic transfer. We reserve the right to transfer any remaining portion of an allocation used for Dollar Cost Averaging to a new guarantee period upon termination of the Dollar Cost Averaging program for that allocation. You may not transfer from one interest rate guarantee period to another interest rate guarantee period.

                      We also reserve the right to credit a higher rate of interest on premium payments allocated to the Guarantee Account that participate in the Dollar Cost Averaging program. We refer to this higher rate of interest as Enhanced Dollar Cost Averaging. The Dollar Cost Averaging program and/or the Enhanced Dollar Cost Averaging program may not be available in all states and in all markets or through all broker-dealers who sell the Policies. If you terminate the Enhanced Dollar Cost Averaging program prior to the depletion of assets from the Guarantee Account, we have the right to credit the remaining assets in the Guarantee Account the current interest rate being credited to all other Guarantee Account assets not participating in Enhanced Dollar Cost Averaging as of that Valuation Day.



                      There is no additional charge for Dollar Cost Averaging. A transfer under this program is not considered a transfer for purposes of assessing a transfer charge or for calculating the maximum number of transfers we may allow in a calendar year via telephone or facsimile. We may, from time to time, offer various Dollar Cost Averaging programs. We reserve the right to discontinue new Dollar Cost Averaging programs or to modify such programs any time and for any reason.


PORTFOLIO             Once you allocate your premium among the Subaccounts, the
REBALANCING           performance of each Subaccount may cause your allocation
                      to shift. You may instruct us to automatically rebalance on a quarterly, semi-annual or annual basis your assets to return to the percentages specified in your allocation instructions. You may elect to participate in the Portfolio Rebalancing program at any time by completing the Portfolio Rebalancing agreement. Your percentage allocations must be in whole percentages. Subsequent changes to your percentage allocations may be made at any time by writing or calling our Variable Life Service
                      Center. Once elected, Portfolio Rebalancing remains in effect from the date we receive your request until you instruct us to discontinue Portfolio Rebalancing.


                      There is no additional charge for using Portfolio Rebalancing, and we do not consider a transfer under this program a transfer for purposes of assessing a transfer charge, or for calculating any limit on maximum number of transfers we may impose in a calendar year via telephone or facsimile. We reserve the right to discontinue or modify the Portfolio Rebalancing program at any time and for any reason. We also reserve the right to exclude certain Subaccounts from Portfolio Rebalancing. Portfolio Rebalancing does not guarantee a profit or protect against a loss. Assets allocated to the Guarantee Account may not be used for Portfolio Rebalancing.

Death Benefit

                      As long as the Policy remains in force, we will pay the Death Benefit proceeds upon receipt by our Variable Life Service Center of satisfactory proof of the Insured's death (last surviving Insured for a joint and last survivor Policy). See the "Requesting Payments" provision of this prospectus. We will pay the Death Benefit proceeds to the named beneficiary(ies).

AMOUNT OF             The amount of Death Benefit payable equals:
DEATH BENEFIT
PAYABLE
                         . the Death Benefit proceeds determined under the
                           Death Benefit option in effect on the date of death of the Insured under a single life Policy and the last Insured under a joint and last survivor Policy;

                         . plus any supplemental Death Benefit provided by
                           rider;

                         . minus any Policy Debt on that date; and

                         . minus the premium that would have been required to
                           keep the Policy in force if the date of death occurred during a grace period.

                      Under certain circumstances, we may further adjust the amount of the Death Benefit payable. See the "Incontestability," the "Misstatement of Age or Gender" and the "Suicide" provisions of this prospectus.

                      The minimum Specified Amount is $100,000 under a single life Policy and $200,000 under a joint and last survivor Policy.


DEATH BENEFIT         A Policy must satisfy either one of two tests to qualify
OPTIONS               as a life insurance contract for purposes of Section 7702
                      of the Code. At the time of application, you must choose either the Cash Value Accumulation Test or the Guideline
                      Premium Test. Once chosen, the tax qualification test cannot be changed. For each tax qualification test, there are three Death Benefit options available under the Policy. The Death Benefit will be the greater of the Death Benefit under the Death Benefit option you select or the minimum Death Benefit resulting from the chosen tax qualification test. The Statement of Additional
                      Information contains more information about how we determine the Death Benefit.


                      For any Death Benefit option, the calculation of the minimum Death Benefit is shown in the Policy. The minimum Death Benefit generally is the lowest Death Benefit which will qualify the Policy as life insurance under Section 7702 of the Code.

                      For an Insured under a single life Policy or either Insured under a joint and last survivor Policy where the Attained Age of the Insured is less than 100, the Death Benefit is set forth below.

                         . Under Option A, the Death Benefit is the Specified
                           Amount plus the Account Value.

                         . Under Option B, the Death Benefit is the Specified
                           Amount.

                         . Under Option C, the Death Benefit is:

                          . the greater of Specified Amount; or

                          . the Specified Amount; plus

                            . the sum of all premium paid before Attained Age
                              75 of the Insured under a single life Policy or the younger Insured under a joint and last survivor Policy (for 1035 exchanges, all premium paid under the old policy); minus

                            . any partial surrender of premium and charges for
                              supplemental non-qualified benefits as defined in the Code; minus

                            . the charges for supplemental benefits, other than
                              those specified in Section 7702(f)(5)(A) of the Code; minus

                            . all partial surrenders.

                      Under Options A, B and C for Attained Age 100 and older, the Death Benefit is the Account Value multiplied by 101%.

                      Under all options, we determine the Specified Amount and the Account Value on the Valuation Day of the death of the Insured under a single life Policy and of the last Insured under a joint and last survivor Policy.


                      Under Death Benefit Option A, the Death Benefit proceeds will vary directly with the investment performance of the Portfolios. Under Death Benefit Option B, the Death Benefit proceeds ordinarily will not change until the applicable percentage amount of the Account Value exceeds the Specified Amount or you change the Specified Amount. Under Death Benefit Option C, the Death Benefit will vary directly with premium payments.


CHANGING THE          You select the Death Benefit option when you apply for
DEATH BENEFIT         the Policy. However, you may change your Death Benefit
OPTION                option if you elected Option A or Option B at any time by
                      writing to our Variable Life Service Center. If you elected Option C, you may not change your Death Benefit option. The effective date of the change will be the Monthly Anniversary Date after we receive the request for the change. We will send you revised Policy data pages reflecting the new option and the effective date of the change. We will adjust the Specified Amount on the effective date of the change in Death Benefit option to ensure the Death
                      Benefit after the change equals the Death Benefit before the change. A change in the Death Benefit option will affect the cost of insurance charges. A change in the Death Benefit may have Federal tax consequences. See the "Tax Considerations" provision of this prospectus, as well as the Statement of Additional Information for more information.

CHANGING THE          After a Policy has been in effect for one year, you may
SPECIFIED             increase or decrease the Specified Amount. To make a
AMOUNT                change, you must send your written request and the Policy
                      to our Variable Life Service Center. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which may change your cost of insurance.

                      Any change in the Specified Amount will affect the maximum premium limitation. If a decrease in the Specified Amount causes the premiums to exceed new lower limitations required by Federal tax law, we will withdraw the excess from the Account Value and refund that amount to you so that the Policy will continue to meet the requirements as a life insurance Policy under the Code. We will withdraw the assets that we refund from each Investment Option on a pro rata basis.

                      Any decrease in the Specified Amount will become effective on the Monthly Anniversary Date after the date we receive the request. The decrease will first apply to coverage provided by the most recent increase, then to the next most recent increases successively, then to the coverage under the original application. During the Continuation Period, we will not allow a decrease unless the Account Value less any Policy Debt is greater than the surrender charge. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy when we issued it. A decrease may cause us to assess a surrender charge and may require us to pay excess Account Value.

                      To apply for an increase in Specified Amount, you must complete a supplemental application and submit evidence of insurability satisfactory to us. Any approved increase will become effective on the date shown in the supplemental Policy data page. Please note that an increase will not become effective if the Policy's Surrender Value is too low to cover the monthly deduction for the Policy month following the increase.

                      An increase in the Specified Amount will increase the Continuation Amounts and may result in a surrender charge.

                      A change in your Specified Amount may have Federal tax consequences. See the "Tax Considerations" provision of this prospectus.

Surrenders and Partial Surrenders

SURRENDERS            You may cancel and surrender your Policy at any time
                      before the Insured dies under a single life Policy or the last Insured dies under a joint and last survivor Policy.
                      The Policy will terminate on the Valuation Day we receive your request at our Variable Life Service Center. You will not be able to reinstate the Policy.

                      We will pay you the Surrender Value in a lump sum unless you make other arrangements. You will incur a surrender charge if you surrender your Policy during the first 10 Policy years or within 10 years of an increase in Specified Amount. See the "Surrender Charge" provision of this prospectus. A surrender may have adverse tax consequences. See the "Tax Considerations" provision in this prospectus.

PARTIAL               You may take partial surrenders beginning in the first
SURRENDERS            Policy year if you elect Death Benefit Option A or Death
                      Benefit Option C. If you elected Death Benefit Option B, you may take partial surrenders only after the first
                      Policy year. The minimum partial surrender amount is $200. The maximum partial surrender amount is the lesser of:

                        (i) the Surrender Value minus $200; or

                       (ii) the available loan amount.

                      We reserve the right to assess a processing fee for each partial surrender equal to the lesser of $25 or 2% of the amount partially surrendered. We currently do not assess a processing fee. See the "Charges and Deductions -- Partial Surrender Processing Fee" provision of this prospectus. The amount of the partial surrender will equal the amount you requested to surrender adjusted for any processing fee, if assessed.

                      When you request a partial surrender, you can direct how we deduct the partial surrender from your Account Value. If you provide no directions, we will deduct the partial surrender on a pro-rata basis from among the Investment Options in which you have allocated assets.


                      New York State law requires that we reserve the right to defer payments from the Guarantee Account and/or the General Account for a partial or total surrender for up to six months from the date we receive your request for payment.


EFFECT OF             A partial surrender will reduce both the Account Value
PARTIAL               and the Death Benefit proceeds by the amount of the
SURRENDERS            partial surrender. A partial surrender may have Federal
                      tax consequences. See the "Tax Considerations" provision of this prospectus, as well as the Statement of Additional Information, for additional information.

Loans

GENERAL You may borrow up to 90% of the difference between your Account Value at the end of the Valuation Period during which we received your loan request and any surrender charges on the date of the loan; less any outstanding Policy Debt.

                      The minimum Policy loan is $500. You may request a Policy loan by writing to our Variable Life Service Center.

                      When we make a loan, we transfer an amount equal to the loan proceeds from your Account Value in the Separate Account and the Guarantee Account to our General Account and hold it as "collateral" for the loan. If you do not direct an allocation for this transfer, we will make the transfer on a pro-rata basis from each Investment Option in which you have invested. We will credit interest at an annualized effective rate of at least 4% on that collateral.

                      During the first five Policy years, we currently credit interest at an annualized effective rate of 4.25% on collateral corresponding to Policy Debt and charge interest daily at an annualized effective rate of 4.40% on outstanding Policy Debt. After the fifth Policy year, we currently credit interest at an annualized effective rate of 4.00% on collateral and charge interest daily at an annualized effective rate of 4.00% on outstanding Policy Debt, essentially providing a Policy loan without a net interest charge. We may, in our sole discretion, change this practice in the future.

                      We transfer Account Value equal to the amount of the loan into a Loan Account. You will receive an interest credit based on your Policy year. Rates may vary based on the timing of your loan:


                                                                        Years 6
                                                            Years 1-5  and After
                               -------------------------------------------------
                               Current Interest Charged        4.40%     4.00%
                               Current Interest Credited       4.25%     4.00%
                               -------------------------------------------------
                               Net Cost                        0.15%     0.00%
                               -------------------------------------------------

                                                                       Years 11
                                                            Years 1-10 and After
                               -------------------------------------------------
                               Guaranteed Interest Charged     4.40%     4.00%
                               Guaranteed Interest Credited    4.00%     4.00%
                               -------------------------------------------------
                               Net Cost                        0.40%     0.00%
                               -------------------------------------------------


                      Loans will reduce the Account Value, the Surrender Value and the Death Benefit proceeds and may cause the Policy to lapse if not repaid.

                      Interest is due and payable at the end of each Policy year while a Policy loan is outstanding. If, on any Policy anniversary, you have not paid interest accrued since the last Policy anniversary, we add the amount of the interest to the loan and this becomes part of your outstanding Policy Debt. We transfer the interest due from each Investment Option on a pro-rata basis.

REPAYMENT OF          You may repay all or part of your Policy Debt at any time
POLICY DEBT           while an Insured is living and the Policy is in effect.
                      We will treat any unscheduled premium payments by you
                      (other than the initial premium) first as the repayment of any outstanding Policy Debt, unless otherwise instructed. We will treat the portion of the payment in excess of any outstanding Policy Debt as an additional premium payment. See the "Premiums" provision of this prospectus.

                      When you repay a loan, we transfer an amount equal to the repayment from our General Account to the Separate Account and/or the Guarantee Account and allocate it as you directed when you repaid the loan. If you provide no directions, we will allocate the amount according to your standing instructions for premium allocations.

                      You must send loan repayments to our Variable Life Service Center. We will credit the repayments as of the Valuation Day we receive them at our Variable Life Service Center.

EFFECT OF             A Policy loan impacts the Policy, because we reduce the
POLICY LOANS          Death Benefit proceeds and Surrender Value under the
                      Policy by the amount of any outstanding loan plus interest you owe on the loan. Repaying the loan causes the Death Benefit proceeds and Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan as collateral. The amount held as collateral is not affected by the Separate Account's investment performance. Amounts transferred from the Separate
                      Account as collateral will affect the Account Value, whether or not the loan is repaid, because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment performance of the Separate Account.


                      There are risks involved in taking a Policy loan, a few of which include the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. The tax consequences associated with loans with minimal or no difference between the amount of interest credited and the amount of interest charged, such as are available under the Policy, are less clear and a tax adviser should be consulted about such loans. A Policy loan may also have possible adverse tax consequences. See the "Tax Considerations" provision of this prospectus and the Statement of Additional Information.


                      We will notify you if the sum of your loans plus any interest you owe on the loans is more than the Account Value, less applicable surrender charges; or if during the Continuation Period, the sum of your loans plus any interest you owe on the loans is more than the Account Value less any applicable surrender charges, and the Net Total Premium is less than the Continuation Amount. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may terminate.

Termination


PREMIUM TO            Generally, if on a Monthly Anniversary Date, the
PREVENT               Surrender Value of your Policy is too low to cover the
TERMINATION           monthly deduction, a grace period will begin. In that
                      case, we will mail you notice of the additional premium necessary to prevent your Policy from terminating. You will have a 61 day grace period from the date we mail the notice to make the required premium payment.

                      However, so long as the Net Total Premium is at least equal to the Continuation Amount, your Policy will not lapse during the Continuation Period, even if your Surrender Value is too low to cover the monthly deduction. At the end of the Continuation Period, you may, however, have to make an additional premium payment to keep the Policy in force.

GRACE PERIOD          If the Insured under a single life Policy or both
                      Insureds under a joint and last survivor Policy should die during the grace period before you pay the required premium, the Death Benefit proceeds will still be payable to the beneficiary(ies), although we will reduce the amount of the Death Benefit payable by the amount of premium that would have been required to keep the Policy in force. If you have not paid the required premium before the grace period ends, your Policy will terminate.
                      If the Policy terminates, the Policy will have no value and no benefits will be payable. However, you may reinstate your Policy under certain circumstances. See the Statement of Additional Information for more information about the grace period.

REINSTATEMENT         If you have not surrendered your Policy, you may
                      reinstate your Policy within three years after termination, provided you meet certain conditions, including the payment of the necessary premium and submission of satisfactory evidence of insurability. See your Policy and the Statement of Additional Information for further information.

Requesting Payments


                      You may send your written requests for payment to our Variable Life Service Center or give them to one of our authorized agents for submission to our Variable Life Service Center. We will ordinarily pay any Death Benefit proceeds, loan proceeds or surrender or partial surrender proceeds in a lump sum within seven days after receipt of your written request at our Variable Life Service Center of all the documents required for such payment. Other than the Death Benefit proceeds, the amount we pay is as of the end of the Valuation Period during which our Variable Life Service Center receives all required documents. Death Benefit proceeds are determined as of the Valuation Day (or the next Valuation Day if death occurs on a non-Valuation Day) of the Insured's death under a single life Policy or the last surviving Insured's death under a joint and last survivor Policy. We may pay the Death Benefit proceeds in a lump sum or under an Optional Payment Plan. See the "Optional Payment Plans" provision of this prospectus and the Statement of Additional Information.



                      In most cases, when we pay Death Benefit proceeds in a lump sum, we will pay these proceeds either:


                        (1) to your designated beneficiary(ies) directly in the
                            form of a check; or

                        (2) by establishing an interest bearing account called
                            the "GE Secure Access Account" for the designated beneficiary(ies) in the amount of Death Benefit proceeds payable.

                      When establishing the GE Secure Access Account we will send the beneficiary a checkbook within seven days after we receive all the required documents, and the beneficiary(ies) will have immediate access to the account simply by writing a check for all or any part of the amount of the Death Benefit proceeds payable. The GE Secure Access Account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the GE Secure Access Account. If we do not receive instructions from the beneficiary(ies) with regard to the form of Death Benefit payment, we will automatically establish the GE Secure Access Account.

                      Any Death Benefit proceeds that we pay in a lump sum will include interest from the date of death to the date of payment. We will credit interest at a rate we set, or a rate set by law if greater. The minimum interest rate which we may credit is 2.5%. We will not credit interest beyond one year or any longer time set by law. We will reduce Death Benefit proceeds by any outstanding Policy Debt and any due and unpaid charges and will increase Death Benefit proceeds by any benefits added by rider.

                      We may defer making payments attributable to a check or draft that has not cleared the bank on which it is drawn.


                      New York State law requires that we reserve the right to defer payments from the Guarantee Account and the General Account for a partial surrender, surrender or payment of the Death Benefit proceeds for up to six months from the date we receive your request for payment.



                      If mandated under applicable law, we may be required to reject a premium payment and/or block an owner's account and thereby refuse any transfers, requests for surrenders, partial surrenders, loans or death benefits, until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to government regulators.

Tax Considerations

INTRODUCTION          This part of the prospectus discusses the Federal income
                      tax treatment of the Policy. The Federal income tax treatment of the Policy is complex and sometimes uncertain and may vary with your particular circumstances.

                      This discussion is general and is not intended as tax advice. It does not address all of the Federal income tax rules that may affect you and your Policy. This discussion also does not address Federal estate or gift tax consequences, or state or local tax consequences, associated with a Policy. As a result, you should always consult a tax advisor about the application of the tax rules and regulations to your individual situation.


TAX STATUS OF         Federal income tax law generally grants favorable
THE POLICY            treatment to life insurance; the proceeds paid on the
                      death of the Insured, or the death of last surviving
                      Insured for a joint and last survivor Policy, are generally excluded from the gross income of the beneficiary(ies), and the owner is not taxed on increases in the Account Value unless amounts are distributed while the Insured, or last Insured for a joint and last survivor Policy is alive. The Policy is designed to comply with one of two alternative tests under the tax laws, which are described in the Statement of Additional
                      Information.


                      Regardless of the tax compliance test selected, two other requirements must be met for your Policy to receive favorable tax treatment as life insurance:

                         . the investments of the Separate Account must be
                           "adequately diversified" in accordance with Internal Revenue Service ("IRS") regulations; and

                         . your right to choose particular investments for a
                           Policy must be limited.

                      Investments in the Separate Account must be diversified. The IRS has issued regulations that prescribe standards for determining whether the investments of the Separate Account, including the assets of the Portfolios in which the Separate Account invests, are "adequately diversified." If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Account Value over the premiums paid for the Policy.

                      Although we do not control the investments of all of the Portfolios (we only indirectly control those of GE Investments Funds, Inc., through an affiliated company), we expect that the Portfolios will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."




                      Restrictions on the extent to which an owner can direct the investment of assets. In some circumstances, owners of variable contracts who possess excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policy, we believe that the owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policy to bring it in conformity with applicable standards should such modifications be necessary to prevent an owner of the Policy from being treated as the owner of the underlying Separate Account assets. However, there is no assurance such efforts would be successful.


                      We do not know what limits may be set forth in any additional guidance that the Treasury Department may issue, or whether any such limits will apply to existing Policies. We therefore reserve the right to modify the Policy without your consent to attempt to prevent the tax law from considering you as an owner of a portion of the assets of the Separate Account.

                      No guarantees regarding tax treatment. We make no guarantees regarding the tax treatment of any Policy or of any transaction involving a Policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your Account Value until there is a distribution from your Policy.


TAX TREATMENT         Death Benefit proceeds and Account Value increases.  A
OF POLICIES --        Policy's treatment as life insurance for Federal income
GENERAL               tax purposes generally has the following results:


                         . Death Benefit proceeds are excludable from the gross
                           income of the beneficiary(ies);



                         . you are not taxed on increases in the Account Value
                           unless amounts are distributed from the Policy while the Insured, or last surviving Insured, is alive;


                         . the taxation of amounts distributed while the
                           Insured(s) is alive depends upon whether your Policy is a "modified endowment contract." The term "modified endowment contract" is defined in the section entitled "Definition of a Modified Endowment Contract" located in the "Special Rules for Modified Endowment Contracts" provision of this prospectus.


                      If the Insured survives (or the last surviving Insured for a joint and last survivor Policy) beyond age 100, the IRS may seek to deny the tax-free treatment of the Death Benefit proceeds and instead to tax you on the amount by which your Account Value exceeds your "investment in the contract." Your "investment in the contract" generally equals the total of the premiums paid for your Policy plus the amount of any loan that was includible in your income, reduced by any amounts you previously received from the Policy that you did not include in your income. Because we believe the Policy continues to meet the Federal tax definition of life insurance beyond age 100, we have no current plans to withhold or report taxes in this situation.



                      Partial and full surrenders. If your Policy is not a modified endowment contract, you will generally pay tax on the amount of a partial or full surrender only to the extent it exceeds your "investment in the contract."


                      Loans. If your Policy is not a modified endowment contract, the tax treatment of a loan received under the Policy is uncertain. You should consult a tax adviser as to the tax treatment of such loans.


SPECIAL RULES         Definition of a "modified endowment contract."  Special
FOR MODIFIED          rules apply to a Policy classified as a modified
ENDOWMENT             endowment contract. A Policy will be classified as a
CONTRACTS             modified endowment contract if either of the following is
                      true:

                         . if premiums are paid more rapidly than allowed by a
                           "7-pay test" under the tax law. At your request, we will let you know the amount of premium that may be paid for your Policy in any year that will avoid modified endowment contract treatment under the 7-pay test; or


                         . if the Policy is received in exchange for another
                           policy that is a modified endowment contract.


                      If there is a reduction of benefits during the first seven years under a single life Policy, for example, as a result of a withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face value. There are special considerations in applying the 7-pay test to a joint and last survivor Policy. If there is a reduction in benefits under a joint and last survivor Policy at any time, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the benefits or terms of either a single or joint and last survivor Policy, then the Policy may have to be retested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the Death Benefit which is due to the payment of an unnecessary premium. Unnecessary premiums generally are premiums paid into the Policy which are not needed in order to provide a Death Benefit equal to the lowest Death Benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

                      If a Policy becomes a modified endowment contract, distributions that occur during the Policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

                      Tax treatment of modified endowment contracts. If a Policy is classified as a modified endowment contract, the following special rules apply:

                         . a partial surrender will be taxable to you to the
                           extent that your Account Value exceeds your investment in the Policy;

                         . a loan from the Policy (together with any unpaid
                           interest included in Policy Debt), and the amount of any assignment or pledge of the Policy, will be taxed in the same manner as a partial surrender.

                      A penalty tax of 10% will be imposed on the amount of any full or partial surrender, loan and unpaid loan interest included in Policy Debt, assignment, or pledge on which you must pay tax. However, the penalty tax does not apply to a distribution made:

                        (1) after you reach age 59 1/2;

                        (2) because you have become disabled, within the
                            meaning of the tax law; or

                        (3) in substantially equal periodic payments (not less
                            frequently than annually) made over your life or life expectancy (or over the joint lives or life expectancies of you and your beneficiary, within the meaning of the tax law).

                      Special rules if you own more than one modified endowment contract. All modified endowment contracts that we (or any of our affiliates) issue to you within the same calendar year will be combined to determine the amount of any distribution from the Policy that will be taxable to you.


                      Interpretative issues. The tax law's rules relating to modified endowment contracts are complex and open to considerable variation in interpretation. You should consult your tax advisor before making any decisions regarding changes in coverage under or distributions, including loans, from your Policy.

BUSINESS USES OF      Businesses can use the Policies in various arrangements,
A POLICY              including non-qualified deferred compensation or salary
                      continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others.
                      The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing
                      Policy should consult a tax adviser.



1035 EXCHANGES        The right to change owners and changes reducing future
                      amounts of Death Benefit proceeds may have tax consequences depending upon the circumstances of each change. The exchange of one life insurance policy for another life insurance policy generally is not taxed
                      (unless cash is distributed or a loan is reduced or forgiven). However, the insured under the new policy must be the same as the insured under the exchanged policy.
                      Thus, for example, where this Policy is issued covering more than one Insured, the other life insurance policy involved in the exchange generally must also cover the same two Insureds. Also, the exercise of the option to split the joint and last survivor version of the Policy into two separate life insurance policies may result in the taxation of the Policy as if there were a full surrender.


TAX SHELTER           Prospective owners that are corporations should consult a
REGULATIONS           tax adviser about the treatment of the Policy under the
                      Treasury Regulations applicable to corporate tax shelters.

ALTERNATIVE           There may also be an indirect tax upon the income in the
MINIMUM TAX           Policy or the proceeds of a Policy under the federal
                      corporate alternative minimum tax, if the owner is subject to that tax.

INCOME TAX            We may be required to withhold and pay to the IRS a part
WITHHOLDING           of the taxable portion of each distribution made under a
                      Policy. However, in many cases, you may elect not to have any amounts withheld. You are responsible for payment of all taxes and early distribution penalties, regardless of whether you request that no taxes be withheld or if we do not withhold a sufficient amount of taxes. At the time you request a distribution from the Policy, we will send you forms that explain the withholding requirements.

TAX STATUS OF         Under existing Federal income tax law, we do not expect
THE COMPANY           to incur any Federal income tax liability on the income
                      or gains in the Separate Account. Based upon this expectation, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we are required to pay taxes on some or all of the income and gains earned by the Separate Account, we may impose a charge for those taxes.

                      We may also incur state and local taxes, in addition to premium taxes for which a deduction from premiums is currently made. At present, these taxes are not significant. If there is a material change in state or local tax laws, we may impose a charge for any taxes attributable to the Separate Account.


OTHER                 The transfer of the Policy or designation of a
CONSIDERATIONS        beneficiary may have federal, state, and/or local
AND CHANGES IN        transfer and inheritance tax consequences, including the
THE LAW               imposition of gift, estate, and generation-skipping
                      transfer taxes. This prospectus does not address those issues.


                      The discussion is based on our understanding of the Federal income tax law existing on the date of this prospectus. Congress, the IRS, and the courts may modify these laws at any time, and may do so retroactively. Any person concerned about the tax implications of ownership of a Policy should consult a tax adviser.

Sale of the Policies

                      We have entered into an underwriting agreement with Capital Brokerage Corporation for the distribution and sale of the Policies. Pursuant to this agreement, Capital Brokerage Corporation serves as principal underwriter for the Policies, offering them on a continuous basis. Capital Brokerage Corporation is located at 3001 Summer Street, 2nd Floor, Stamford, Connecticut 06905.


                      Capital Brokerage Corporation was organized as a corporation under the laws of the State of Washington in 1981 and is an affiliate of ours. Capital Brokerage Corporation is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the NASD.


                      Capital Brokerage Corporation offers the Policies through registered representatives who are registered with the NASD and with the states in which they do business. More information about Capital Brokerage Corporation and the registered representatives is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.


                      Registered representatives with Capital Brokerage Corporation are also licensed as insurance agents in the states in which they do business and are appointed with us.



                      Capital Brokerage Corporation also enters into selling agreements with an affiliated broker-dealer and unaffiliated broker-dealers to sell the Policies. The registered representatives of these selling firms are registered with the NASD and with the states in which they do business, are licensed as insurance agents in the states in which they do business and are appointed with us.



                      We pay compensation to Capital Brokerage Corporation for promotion and sales of the Policies by its registered representatives as well as by affiliated and unaffiliated selling firms. This compensation consists of sales commissions and other cash and non-cash compensation. In the first Policy year, the maximum commission we may pay is 115% of the first year target premium (based on age, gender, Specified Amount, risk class and other factors). In renewal years, the maximum commission we may pay is 11% of second year target premium paid, 5% of target premium paid in renewal years 3-10 and 3% of all renewal premium paid in years 11 and later.



                      The maximum commission consists of three parts -- commissions paid to internal and external wholesalers of Capital Brokerage Corporation ("wholesalers" are individuals employed by the Company and registered with Capital Brokerage Corporation that promote the offer and sale of the Policies), commissions paid to the affiliated and unaffiliated brokerage firm for whom the registered representative that sold your Policy is employed ("selling firms"), and an amount paid to the selling firm for marketing allowances and other payments related to the sale of the Policy. Wholesalers with Capital Brokerage Corporation receive a maximum commission of 5.85% of the first year target premium.



                      After commission is paid to the wholesalers of Capital Brokerage Corporation, a commission is then paid to the selling firm. A maximum commission of 81% of the first year target premium is paid to the selling firm. In renewal years, we will pay to selling firms a maximum commission of 9% of second year target premium paid, 3% of target premium paid in renewal years 3-10 and 2% of all renewal premium paid in years 11 and later. The exact amount of commission paid to the registered representative who sold you your Policy is determined by the brokerage firm for whom the representative is employed.





                      All selling firms receive commissions as described above based on the sale and receipt of premium on the Policy. Unaffiliated selling firms receive additional compensation, including marketing allowances and other payments. The maximum marketing allowance paid on the sale of a Policy is 28.15% of first-year target premium received. In renewal years, we pay 2.0% of target premium in renewal years 2-10 and 1.0% of all renewal premium paid in years 11 and later. At times, Capital Brokerage Corporation may make other cash and non-cash payments to selling firms, (as well as receive payments from selling firms) for expenses relating to the recruitment and training of personnel, periodic sales meetings, the production of promotional sales literature and similar expenses. These expenses may also relate to the synchronization of technology between the Company, Capital Brokerage Corporation and the selling firm in order to coordinate data for the sale and maintenance of the Policy. In addition, registered representatives may be eligible for non-cash compensation programs offered by Capital Brokerage Corporation or an affiliated company, such as conferences, trips, prizes and awards. The amount of other cash and non-cash compensation paid by Capital Brokerage Corporation or its affiliated companies ranges significantly among the selling firms. Likewise, the amount received by Capital Brokerage Corporation from the selling firms ranges significantly.



                      The commissions listed above are maximum commissions paid, and therefore such commissions stated above reflect situations where we pay a higher commission for a short period of time for a special promotion.


                      Commissions paid on the Policies, including other incentives and payments, are not charged directly to you or to your Account Value, but indirectly through fees and charges imposed under the Policies.

                      All commissions, special marketing allowances and other payments made or received by Capital Brokerage Corporation to or from selling firms come from or are allocated to the general assets of Capital Brokerage Corporation or one of its affiliated companies. Therefore, regardless of the amount paid or received by Capital Brokerage Corporation or one of its affiliated companies, the amount of expenses you pay under the Policy do not vary because of such payments to or from such selling firms. Life insurance policies, such as this Policy, may have varied expenses, but such expenses are based on the underwriting criteria listed in the Policy and in this prospectus. Such factors include, but are not limited to: age, gender, the requested Specified Amount and the risk class of the Insured(s).

                      Even though your Policy costs are not determined based on amounts paid to or received from Capital Brokerage Corporation or the selling firm, the prospect of receiving, or the receipt of, additional compensation as described above may create an incentive for selling firms and/or their registered representative to sell you this product versus another product with respect to which a selling firm does not receive additional compensation, or a lower level of additional compensation. You may wish to take such compensation arrangements into account when considering and evaluating any recommendation relating to the Policies.


                      During 2004 and 2003, $48,477 and $45,737, respectively was paid to Capital Brokerage Corporation for the sale of the Policies in the Separate Account and on any new premium received. In 2002, no sales commissions were paid to Capital Brokerage Corporation for the sale of Policies. In 2004, 2003 and 2002, no underwriting commissions were paid to Capital Brokerage Corporation.

Other Policy Information

OPTIONAL              The Policy currently offers the following five Optional
PAYMENT PLANS         Payment Plans, free of charge, as alternatives to the
                      payment of a Death Benefit or Surrender Value in a lump sum (see "Requesting Payments" provision of this prospectus):

                         . Income for a Fixed Period;

                         . Life Income;

                         . Income of a Definite Amount;

                         . Interest Income; and

                         . Joint Life and Last Survivor Income.

                      These options are described in the Statement of Additional Information.

                      You may select an Optional Payment Plan in your application or by writing our Variable Life Service Center. We will transfer any amount left with us for payment under an Optional Payment Plan to our General Account. Payments under an Optional Payment Plan will not vary with the investment performance of the Separate Account because they are forms of fixed-benefit annuities. See the "Tax Treatment of Policies" provision of this prospectus. Even if the Death Benefit under the Policy is excludible from income, payments under Optional Payment Plans may not be excludible in full. This is because earnings on the Death Benefit after the Insured's (or last Insured's) death are taxable and payments under the Optional Payment Plans generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the Optional Payment Plans. Amounts allocated to an Optional Payment Plan will earn interest at 3% compounded annually. Certain conditions and restrictions apply to payments received under an Optional Payment Plan. For further information, please review your Policy or contact one of our authorized agents.

DIVIDENDS             The Policy is non-participating. We will not pay
                      dividends on the Policy.

INCONTESTABILITY      The limitations on our right to contest the Policy are
                      described in the Statement of Additional Information.

SUICIDE               Our obligations in the event an Insured commits suicide
EXCLUSION             are described in the Statement of Additional Information.

MISSTATEMENT OF       We will adjust the Death Benefit proceeds if you misstate
AGE OR GENDER         an Insured's age or gender in your application.

WRITTEN NOTICE        You should send any written notice to us at our Variable
                      Life Service Center at the address listed on page 1 of this prospectus. The notice should include the Policy number and the full name of the Insured for a single life
                      Policy or each Insured for a joint and last survivor
                      Policy. We will send any notice to the address shown in the application unless an appropriate address change form has been filed with us.

TRUST If you name a trust as the owner or beneficiary of the Policy and the trustee subsequently exercises ownership rights or claims benefits thereunder, we will have no obligation to verify that a trust is in effect or that the trustee is acting within the scope of his/her authority. Payment of Policy benefits to the trustee will release us from all obligations under the Policy to the extent of the payment. When we make a payment to the trustee, we will have no obligation to ensure that such payment is applied according to the terms of the trust agreement.

OTHER CHANGES         At any time, we may make such changes in the Policy as
                      are necessary:

                         . to assure compliance at all times with the
                           definition of life insurance prescribed by the Code;

                         . to make the Policy, our operations, or the operation
                           of the Separate Account conform with any law or regulation issued by any government agency to which they are subject; or

                         . to reflect a change in the operation of the Separate
                           Account, if allowed by the Policy and applicable regulations.

                      Only the President or a Vice President of the Company has the right to change the Policy. No financial representative appointed as our agent has the authority to change the Policy or waive any of its terms. The President or a Vice President of the Company must sign all endorsements, amendments, or riders to be valid.

REPORTS We maintain records and accounts of all transactions involving the Policy, the Separate Account, the Guarantee Account and Policy Debt. Within 30 days after each Policy anniversary, we will send you a report showing information about your Policy. The report will show:

                         . the Specified Amount;

                         . the Account Value;

                         . the value in each Investment Option;

                         . the Surrender Value;

                         . the Policy Debt; and

                         . the premiums paid and charges made during the Policy
                           year.

                      We also will send you an annual and a semi-annual report for each Portfolio underlying a Subaccount to which you have allocated assets, as required by the 1940 Act. In addition, when you pay premiums, if you take out a Policy loan, make transfers or take partial surrenders, you will receive a written confirmation of these transactions.

SUPPLEMENTAL          There are several supplemental benefits that may be added
BENEFITS              to a single life Policy, as well as a joint and last
                      survivor Policy. These benefits may not be available in all markets.

                      All riders are available at the time the Policy is issued or any time thereafter except the Four Year Term Rider which is only available at issue. Riders may be canceled at any time by notifying us in writing at our Variable Life Service Center.

                      We will deduct monthly charges from your Account Value as part of the monthly deduction for the benefits described below except for the Policy Split Option Rider, for which there is no charge. See the "Charges and Deductions -- Monthly Deduction" provision of this prospectus.

                      Additional rules and limits apply to these supplemental benefits. Please ask your financial representative for further information and individual illustrations or contact our Variable Life Service Center.

RIDERS AVAILABLE      Accidental Death Benefit Rider.  This rider provides an
ON SINGLE LIFE        additional Death Benefit should the Insured's death occur
POLICIES ONLY:        as a result of an accident (as defined by the rider).
                      Amounts provided by this benefit are in addition to the Specified Amount of the base Policy. The Specified Amount of the rider can be from $5,000 to $200,000, but may not exceed the Specified Amount of the base Policy. The maximum monthly charge is $0.19 per $1,000 of Specified
                      Amount but ends at Attained Age 70 when this rider expires.

                      Waiver of Monthly Deduction Rider. In the event of total disability, this rider provides premium payments for the Policy. The rider is available for issue ages 15-60 (rating restrictions may apply). The amount of premium benefit equals the maximum monthly deduction required to keep the Policy in force. Coverage under this rider ends on the

                      Policy anniversary nearest the Insured's 65th birthday unless the Insured has been continuously disabled for the previous five years. The maximum cost of the rider is 38.24% of the total monthly cost of insurance charges, including rider cost of insurance.


RIDERS AVAILABLE      Four Year Term Rider.  This rider provides term insurance
ON JOINT AND LAST     coverage on the Insured that dies last. The four year
SURVIVOR LIFE         term rider will use the same current and guaranteed cost
POLICIES ONLY         of insurance rates that are used on the base Policy.

                      Policy Split Option Rider. This rider allows the owner to split a Policy into two individual Policies in the event of a divorce or a substantial change in estate tax law. The maximum Death Benefit available on either Insured is equal to one-half of the base Policy Specified Amount. There is no charge for this rider, but evidence of insurability is required when the split is requested. See the "Tax Considerations -- 1035 Exchanges" provision of this prospectus.



USING THE             You can assign the Policy as collateral security. You
POLICY AS             must notify us in writing at our Variable Life Service
COLLATERAL            Center on the appropriate form if you assign the Policy.
                      Any payments we make before we receive notice of the assignment will not be affected. We are not responsible for the validity of an assignment. An assignment may affect your rights and the rights of the beneficiary(ies).


REINSURANCE           We may reinsure a portion of the risks assumed under the
                      policies.


LEGAL                 We, like other insurance companies, are involved in
PROCEEDINGS           lawsuits. In some lawsuits involving insurance companies,
                      substantial damages have been sought and/or material settlement payments have been made. Although we cannot predict the outcome of any litigation with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material impact on us or the Separate Account.





                      Although it is not anticipated that these developments will have an adverse impact on the Separate Account or on the ability of Capital Brokerage Corporation to perform under its principal underwriting agreement, there can be no assurance at this time.

Financial Statements

                      We have included the financial statements of the Company and the financial statements of the Separate Account in the Statement of Additional Information. You should distinguish the financial statements of the Company from the financial statements of the Separate Account. Please consider the financial statements of the Company only as bearing on our ability to meet our obligations under the Policies. You should not consider the financial statements of the Company as affecting the investment performance of the assets held in the Separate Account.

Definitions

                      The following terms are used throughout the prospectus:

                      Account Value -- The total amount of assets allocated to each Subaccount and assets in the General Account.

                      Attained Age -- The Insured's age on the Policy Date plus the number of full years since the Policy Date.

                      Base Specified Amount -- A designated portion of the Specified Amount of insurance coverage that you elect on the application.

                      Code -- The Internal Revenue Code of 1986, as amended.

                      Company -- GE Capital Life Assurance Company of New York.

                      Continuation Amount -- A cumulative amount set forth on the Policy data pages for each month of the Continuation Period representing the minimum Net Total Premium required to keep the Policy in force during the Continuation Period.

                      Continuation Period -- The number of Policy years during which the Policy will not lapse if the Net Total Premium is at least equal to the Continuation Amount for the number of Policy months that the Policy has been in force.

                      Death Benefit -- The amount determined under the death benefit option in effect as of the date of death of the Insured under a single life Policy or the last surviving Insured under a joint and last survivor Policy.

                      Fund -- Any open-end management investment company or unit investment trust in which the Separate Account invests.

                      General Account -- Assets of the Company other than those allocated to the Separate Account or any of our other separate accounts.

                      Guarantee Account -- Part of our General Account that provides a guaranteed interest rate for a specified interest rate guarantee period. This account is not part of and does not depend on the investment performance of the Separate Account.


                      Insured(s) -- The person(s) upon whose life is insured under the Policy.


                      Investment Options -- The Guarantee Account and the Subaccounts.

                      Modified Base Specified Amount -- A designated portion of the Specified Amount of insurance coverage that you elect on the application.

                      Monthly Anniversary Date -- The same date in each month as the Policy Date.

                      Net Premium -- The portion of each premium you allocate to one or more Investment Options. It is equal to the premium paid times the Net Premium Factor.

                      Net Premium Factor -- The factor we use in determining the Net Premium which reflects a deduction from each premium paid.

                      Net Total Premium -- On any date, Net Total Premium equals the total of all premiums paid to that date minus
                      (a) divided by (b), where:

                        (a) is any outstanding Policy Debt, plus the sum of any
                            partial surrenders to date; and

                        (b) is the Net Premium Factor.

                      Optional Payment Plan -- A plan under which any part of Death Benefit proceeds or Surrender Value proceeds can be used to provide a series of periodic payments to you or your beneficiary(ies).

                      Planned Periodic Premium -- A level premium amount scheduled for payment at fixed intervals over a specified period of time.

                      Policy -- The Policy and application(s), including any riders, and endorsements.

                      Policy Date -- The date as of which we issue the Policy and the date as of which the Policy becomes effective. We measure Policy years and anniversaries from the Policy Date. The Policy Date is shown on the Policy data pages. If the Policy Date would otherwise fall on the 29th, 30th, or 31st day of a month, the Policy Date will be the 28th.

                      Policy Debt -- The amount of outstanding loans plus any accrued interest. Policy Debt is deducted from proceeds payable at the death of the Insured under a single life Policy and the last surviving insured under a joint and last survivor Policy or at the time of surrender.


                      Portfolio -- A division of a Fund, the assets of which are separate from other Portfolios that may be available in the Fund. Each Portfolio has its own investment objectives. Not all Portfolio's may be available in all markets.


                      Separate Account -- GE Capital Life Separate Account III, a segregated asset account of the Company to which you allocate Net Premiums.

                      Specified Amount -- An amount we use in determining insurance coverage. The Specified Amount is equal to the Base Specified Amount plus the Modified Base Specified Amount, if any.

                      Subaccounts -- A subdivision of the Separate Account, the assets of which are invested exclusively in a corresponding Portfolio of a Fund. A Subaccount may also be referred to as an Investment Subdivision in the Policy and/or marketing materials.

                      Surrender Value -- The amount we pay you when you surrender the Policy. It is equal to your Account Value minus any Policy Debt and minus any applicable surrender charge.

                      Unit Value -- A unit of measure we use to calculate the assets for each Subaccount.

                      Valuation Day -- Each day on which the New York Stock Exchange is open for regular trading except for days that the Subaccount's corresponding Portfolio does not value its shares.

                      Valuation Period -- The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

                      Variable Life Service Center -- The office to which all written and telephone inquiries concerning the Policy or the Portfolios should be made: 3100 Albert Lankford Drive, Lynchburg, Virginia 24501, 1-800-313-5282.

                      The Statement of Additional Information includes additional information about GE Capital Life Separate Account III. We filed the Statement of Additional Information with the SEC. The Statement of Additional Information is incorporated by reference in this prospectus and it is legally a part of the prospectus.

                      For general information or to obtain free copies of:

                         . the Policy prospectus or the Portfolio prospectuses;

                         . the Statement of Additional Information;

                         . a personalized illustration of Death Benefits and
                           Surrender Values; or

                         . any required forms,


Call:     1-800-313-5282

Or write: GE Capital Life Assurance Company of New York
          Variable Life Service Center
          3100 Albert Lankford Drive
          Lynchburg, Virginia 24501

Or:       contact your financial representative.


                      Information about the Policy also is available at www.gefinancialservice.com.

                      Information about GE Capital Life Separate Account III, including the Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about GE Capital Life Separate Account III are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, DC 20549-0102.

                      Investment Company Act File No. 811-09861.

                    Statement of Additional Information For
                  Flexible Premium Single Life and Joint and
                Last Survivor Variable Life Insurance Policies

                              Single Life Policy
                               Form NY1260 7/01
                      Joint and Last Survivor Life Policy
                               Form NY1261 7/01

                                  Issued by:
                 GE Capital Life Assurance Company of New York
                     GE Capital Life Separate Account III
                         622 Third Avenue, 33rd Floor
                           New York, New York 10017

                         Variable Life Service Center:
                          3100 Albert Lankford Drive
                           Lynchburg, Virginia 24501
                       Telephone Number: 1-800-313-5282

--------------------------------------------------------------------------------

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus, dated April 29, 2005, for the Flexible Premium Single Life and Joint and Last Survivor Variable Life Insurance Policies issued by GE Capital Life Assurance Company of New York through its GE Capital Life Separate Account III.

For a free copy of the prospectus:


Call:     1-800-313-5282

Or write: GE Capital Life Assurance Company of New York
          Variable Life Service Center
          3100 Albert Lankford Drive
          Lynchburg, Virginia 24501

Or visit: www.gefinancialservice.com

Or:       contact your financial representative


The date of this Statement of Additional Information is April 29, 2005.

Table of Contents



The Company................................................................  B-3

The Separate Account.......................................................  B-4

Additional Information About the Guarantee Account.........................  B-4

Additional Information About the Cost of Insurance Charge..................  B-4

Reduction of Charges for Group Sales.......................................  B-4

Continuation Amount and Continuation Period................................  B-5

Grace Period...............................................................  B-6

Reinstatement..............................................................  B-7

Determining the Death Benefit..............................................  B-8

Unit Values................................................................ B-11

Net Investment Factor...................................................... B-12

Tax Status of the Policy................................................... B-12

Maturity Value............................................................. B-13

Special Rule for Certain Cash Distributions in the First 15 Policy Years... B-13

Loans...................................................................... B-13

Loss of Interest Deduction Where Policies are Held By or For the Benefit of
  Corporations, Trusts, Etc................................................ B-14

Optional Payment Plans..................................................... B-14

Incontestability........................................................... B-15

Suicide Exclusion.......................................................... B-16

Regulation of GE Capital Life Assurance Company of New York................ B-16

Legal Matters.............................................................. B-17

Experts.................................................................... B-17

Actuarial Matters.......................................................... B-17

Performance Information.................................................... B-17

Financial Statements....................................................... B-18

THE COMPANY           We are a stock life insurance company that was
                      incorporated in the State of New York on February 23, 1988 under the name First GNA Life Insurance Company of
                      New York. In February 1990, we were transferred to a wholly-owned subsidiary of Great Northern Insured Annuity
                      Corporation from GNA Life Insurance Company. In October
                      1993, we were the surviving entity in a merger with United Pacific Reliance Life Insurance Company of New
                      York and as a result became partially-owned by United
                      Pacific Life Insurance Company ("UPL"). UPL later changed its name to General Electric Capital Assurance Company
                      ("GECA"). On February 1, 1996, we changed our name to GE Capital Life Assurance Company of New York
                      ("GECLANY"). In January 1999, we became a wholly-owned subsidiary of GECA when Great Northern Insured Annuity
                      Corporation merged with and into GECA.




                      On May 24, 2004, GEFAHI transferred substantially all of its assets to Genworth Financial, Inc. ("Genworth"), including all of the outstanding capital stock of GNA Corporation ("GNA"), our indirect parent and 800 shares of our common stock that GEFAHI had held directly. As a result, we became an indirect, wholly-owned subsidiary of Genworth. On May 25, 2004, Genworth's Class A common stock began trading on The New York Stock Exchange. Approximately 48% of Genworth's common stock is now owned by public shareholders. GEFAHI continues to own approximately 52% of Genworth's common stock.



                      On May 31, 2004, (1) Genworth contributed to GNA and GNA in turn contributed to GECA 800 shares of our common stock and (2) Federal paid a dividend to GECA consisting of 2,378 shares of our common stock. As a result of the foregoing contribution and dividend, we became a direct, wholly-owned subsidiary of GECA while remaining an indirect, wholly-owned subsidiary of Genworth.





                      We principally offer annuity contracts and life insurance policies. We do business in the State of New York. Our Home Office is located at 622 Third Avenue, 33rd
                      Floor, New York, New York 10017.


                      We are subject to regulation by the Department of Insurance of the State of New York. We file an annual Statement with the New York Commissioner of Insurance on or before March 1 of every year covering our operations and reporting on our financial condition as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines our liabilities and reserves and those of the Separate Account and assesses their adequacy, and a full examination of our operations is conducted by the Department of Insurance of the State of New York at least every five years.

THE SEPARATE          In accordance with the Board Resolution establishing the
ACCOUNT               Separate Account, such Separate Account will be divided
                      into Subaccounts, each of which shall invest in the shares of a designated mutual fund portfolio, unit investment trust, managed separate account and/or other portfolios (the "Eligible Portfolios"), and net premiums under the contracts shall be allocated to Subaccounts which will invest in the Eligible Portfolios set forth in the contracts in accordance with the instructions received from contract owners.



ADDITIONAL            The initial interest rate guarantee period for any
INFORMATION           allocation you make to the Guarantee Account will be one
ABOUT THE             year or longer. Subsequent interest rate guarantee
GUARANTEE             periods will each be at least one year. We may credit
ACCOUNT               additional rates of interest for specified periods from
                      time to time.






ADDITIONAL            To determine your cost of insurance for a particular
INFORMATION           Policy month, we multiply your net amount at risk by the
ABOUT THE COST        applicable cost of insurance rate. We determine your net
OF INSURANCE          amount at risk by the following formula:
CHARGE

                    Death Benefit Proceeds -  Account Value
                    -----------------------
                          1.0032737

                      If Death Benefit Option A or Death Benefit Option B is in effect, and the Specified Amount has increased, we first consider the Account Value part of the initial Specified Amount. If the Account Value is more than the initial Specified Amount, we will allocate that Account Value to the increases in Specified Amount in the order of such increases. If Death Benefit Option C is in effect, and the Specified Amount has increased, we first consider Account Value part of the initial Specified Amount. If the Account Value is more than the initial Specified Amount plus premium payments, we will allocate that Account Value to the increases in Specified Amount.

REDUCTION OF          We may reduce charges and/or deductions for sales of the
CHARGES FOR           Policies to a trustee, employer or similar entity
GROUP SALES           representing a group or to members of the group where
                      such sales result in savings of sales or administrative expenses. We will base these discounts on the following:

                        (1) The size of the group.  Generally, the sales
                            expenses for each individual owner for a larger group are less than for a smaller group because more Policies can be implemented with fewer sales contacts and less administrative cost.

                        (2) The total amount of premium payments to be received
                            from a group. The number of Policy sales and other expenses are generally proportionately less on larger premium payments than on smaller ones.

                        (3) The purpose for which the Policies are
                            purchased. Certain types of plans are likely to be more stable than others. Such stability reduces the number of sales contacts and administrative and other services required, reduces sales administration and results in fewer Policy terminations. As a result, our sales and other expenses are reduced.

                        (4) The nature of the group for which the Policies are
                            purchased. Certain types of employee and professional groups are more likely to continue Policy participation for longer periods than are other groups with more mobile membership. If fewer Policies are terminated in a given group, our sales and other expenses are reduced. Likewise, we may realize reduced sales and other expenses for sales to groups that are affiliated with us or with whom we transact business, such as our own employees, the employees of our affiliated companies, the employees of broker/dealers with whom we have selling agreements and the employees of our other business partners, including family members of such employees.

                        (5) Other circumstances.  There may be other
                            circumstances of which we are not presently aware, which could result in reduced sales expenses.

                      If, after we consider the factors listed above, we determine that a group purchase would result in reduced sales expenses, we may reduce the charges and/or deductions for each group. Reductions in these charges and/or deductions will not be unfairly discriminatory against any person, including the affected owners and all other owners of policies funded by the Separate Account.

                      Any such reduction in charges and/or deductions will be consistent with the standards we use in determining the reduction in charges and/or deductions for other group arrangements.

CONTINUATION          On any Monthly Anniversary Date during the Continuation
AMOUNT AND            Period, if the Surrender Value of the Policy is not
CONTINUATION          sufficient to cover the monthly deduction, the Policy
PERIOD                will remain in effect if the Net Total Premium is at
                      least equal to the Continuation Amount.

                      At the end of the Continuation Period, you may have to pay an additional premium to keep the Policy in effect.

                      An increase in Specified Amount will increase the Continuation Amount. A decrease in Specified Amount will reduce the Continuation Amount. Any termination and subsequent reinstatement of the Policy will reduce the Continuation Amount. We will send you a supplemental Policy data page reflecting any adjusted amounts. The Continuation Period will be as though the Policy had been in effect continuously from its original Policy Date.

GRACE PERIOD          On any Monthly Anniversary Date during the Continuation
                      Period, you must pay a premium sufficient to keep the Policy in effect or coverage will terminate, if:

                        (1) the Surrender Value is not sufficient to cover the
                            monthly deduction; and

                        (2) the Net Total Premium is less than the Continuation
                            Amount.

                      The amount of the sufficient premium will equal the lesser of (1) and (2), where:

                        (1) equals the monthly deduction due minus the
                            Surrender Value, and that result divided by the Net Premium Factor; and

                        (2) equals the Continuation Amount minus the Net Total
                            Premium.

                      All amounts in (1) and (2) above are as of the Monthly Anniversary Date at the beginning of the grace period.

                      On any Monthly Anniversary Date after the Continuation Period, if the Surrender Value is not sufficient to cover the monthly deduction, you must pay a premium sufficient to keep the Policy in effect or coverage will terminate. In this case, the amount of the sufficient premium will equal the monthly deduction due minus the Surrender Value, and that result is then divided by the Net Premium Factor. As used in this paragraph, the monthly deduction due and the Surrender Value are both as of the Monthly Anniversary Date at the beginning of the grace period.

                      In either case, we will mail you written notice of the sufficient premium. This notice will be sent to your last known address. You have a 61 day grace period from the date we mail the notice to pay the sufficient premium.


                      Coverage continues during the 61-day grace period. If the sufficient premium is not paid by the end of the grace period, the Policy will terminate without value. If the death of the Insured for a single life Policy or last surviving Insured for a joint and last survivor Policy occurs during the grace period, Death Benefit proceeds will be reduced by the amount of the sufficient premium that would have been required to keep the Policy in effect.

REINSTATEMENT         You may reinstate this Policy within three years of the
                      end of the grace period if:

                        (1) you submit an application for reinstatement;

                        (2) you provide required evidence of insurability
                            satisfactory to us to determine the guaranteed maximum cost of insurance rate;

                        (3) the Policy has not been surrendered for cash; and

                        (4) you pay the premium as described below.

                      The Policy will be reinstated as of the date we approve the reinstatement. The surrender charge and the Continuation Period will be as though the Policy had been in effect continuously from its original Policy Date.

                      On the date of reinstatement, the Account Value will be allocated to the Investment Option specified by you. Unless you tell us otherwise, these allocations will be made in the same manner that Net Premiums are allocated.

                      If the Policy terminates and is reinstated before the end of the Continuation Period, you will have to pay a premium equal to (1) minus (2) minus (3) plus (4), where:

                        (1) is the Continuation Amount as of the date of
                            reinstatement;

                        (2) is the sum of the monthly deductions that would
                            have been made during the period between termination and reinstatement, divided by the Net Premium Factor;

                        (3) is the Net Total Premium on the date of
                            termination; and

                        (4) is an amount sufficient to keep the Policy in
                            effect for two Policy months after the date of reinstatement.

                      On the date of reinstatement, the Account Value will equal (1) plus (2) minus (3), where:

                        (1) is the Account Value on the first day of the grace
                            period;

                        (2) is the premium paid to reinstate multiplied by the
                            Net Premium Factor; and

                        (3) is the monthly deduction for the month following
                            the date of reinstatement.

                      If the Policy terminates before the end of the Continuation Period, and is reinstated after the end of the Continuation Period, you will have to pay a premium which, after multiplying it by the Net Premium Factor, equals (1) plus (2) minus (3), where:

                        (1) is the surrender charge on the date of termination;

                        (2) is an amount equal to the monthly deduction for two
                            months after the date of reinstatement; and

                        (3) is the Account Value on the date of termination.

                      On the date of reinstatement, the Account Value will equal (1) plus (2) plus (3), where:

                        (1) is the surrender charge in effect on the date of
                            reinstatement;

                        (2) is an amount equal to the monthly deduction for the
                            two months after the date of reinstatement, minus the monthly deduction for the month following the date of reinstatement; and

                        (3) is any premium paid in excess of the required
                            reinstatement premium, multiplied by the Net
                            Premium Factor.

                      If the Policy terminates after the end of the Continuation Period and is reinstated, you will have to pay the amount of premium necessary to keep the Policy in effect for at least two months.

                      On the date of reinstatement, the Account Value will equal (1) plus (2) minus (3), where:

                        (1) is the surrender charge in effect on the date of
                            reinstatement;

                        (2) is the premium paid to reinstate multiplied by the
                            Net Premium Factor; and

                        (3) is the monthly deduction for the month following
                            the date of reinstatement.

DETERMINING THE       In the application for original coverage, you must elect
DEATH BENEFIT         a method of compliance for the Policy to be treated as
                      life insurance under the Code. The election you make will be shown on the Policy data pages. Once elected, the method cannot be changed at any time.

                      There are two possible methods of compliance:

                        (a) the Cash Value Accumulation Test, as defined in
                            Section 7702(b); or

                        (b) the Guideline Premium Test, as defined in Section
                            7702(c).

                      Cash Value Accumulation Test:

                      If you elect the Cash Value Accumulation Test, you must also choose one of three Death Benefit options.


                      . Under Death Benefit Option A for Attained Ages younger
                        than 100, the Death Benefit is the greater of (1) and
                        (2), where:


                        (1) is the Specified Amount plus the Account Value; and

                        (2) is (a) divided by (b), where:

                            (a) is the Account Value minus the net single
                                premium for all riders selected, if any; and

                            (b) is the base Policy net single premium factor.


                      . Under Death Benefit Option B for Attained Ages younger
                        than 100, the Death Benefit is the greater of (1) and
                        (2), where:


                        (1) is the Specified Amount; and

                        (2) is (a) divided by (b), where:

                            (a) is the Account Value minus the net single
                                premium for all riders selected, if any; and

                            (b) is the base Policy net single premium factor.


                      . Under Death Benefit Option C for Attained Ages younger
                        than 100, the Death Benefit is the greater of (1) and
                        (2), where:


                        (1) is (a) plus (b) minus (c) minus (d), where:

                            (a) is the Specified Amount;

                            (b) is the sum of all premiums paid before Attained
                                Age 75;

                            (c) is the charges for additional benefits, other
                                than qualified additional benefits as specified in Code Section 7702(f)(5)(A); and

                            (d) is the sum of all partial surrenders taken; and

                        (2) is (a) divided by (b), where:

                            (a) is the Account Value minus the net single
                                premium for all riders selected, if any; and

                            (b) is the base Policy net single premium factor.

                      Under Death Benefit Options A, B and C for Attained Ages 100 and older, the Death Benefit is the Account Value multiplied by 101%.

                      The Table of Net Single Premiums and Factors is shown on the Policy data pages. These values are based on the Insured's gender, risk class, riders selected, and his or her Attained Age on the date of death.

                      Guideline Premium Test

                      If you elected the Guideline Premium Test, you must also choose one of three Death Benefit options.


                      . Under Death Benefit Option A for Attained Ages younger
                        than 100, the Death Benefit is the greater of (1) and
                        (2), where:


                        (1) is the Specified Amount plus the Account Value; and

                        (2) is the Account Value multiplied by the corridor
                            percentage (see table on the following page).


                      . Under Death Benefit Option B for Attained Ages younger
                        than 100, the Death Benefit is the greater of (1) and
                        (2), where:


                        (1) is the Specified Amount; and

                        (2) is the Account Value multiplied by the corridor
                            percentage (see table on the following page).


                      . Under Death Benefit Option C for Attained Ages younger
                        than 100, the Death Benefit is the greater of (1) and
                        (2), where:


                        (1) is (a) plus (b) minus (c) minus (d), where:

                            (a) is the Specified Amount;

                            (b) is the sum of all premiums paid before Attained
                                Age 75;

                            (c) is the charges for additional benefits, other
                                than qualified additional benefits as specified in Section 7702(f)(5)(A); and

                            (d) is the sum of all partial surrenders taken; and

                        (2) is the Account Value multiplied by the corridor
                            percentage (see table on the following page).

                      Under Death Benefit Options A, B and C for Attained Ages 100 and older, the Death Benefit is the Account Value multiplied by 101%.

                      The corridor percentage depends on the Attained Age of the Insured on the date of death.

                  Attained     Corridor   Attained    Corridor
                    Age       Percentage    Age      Percentage
                -----------------------------------------------
                40 or younger    250%        61         128%
                     41          243%        62         126%
                     42          236%        63         124%
                     43          229%        64         122%
                     44          222%        65         120%
                     45          215%        66         119%
                     46          209%        67         118%
                     47          203%        68         117%
                     48          197%        69         116%
                     49          191%        70         115%
                     50          185%        71         113%
                     51          178%        72         111%
                     52          171%        73         109%
                     53          164%        74         107%
                     54          157%       75-90       105%
                     55          150%        91         104%
                     56          146%        92         103%
                     57          142%        93         102%
                     58          138%    94 or older    101%
                     59          134%
                     60          130%
                -----------------------------------------------

                      The Specified Amount and Account Value used in calculating the Death Benefit are amounts in effect on the date of death. In no event will the Death Benefit be less than the amount required to keep the Policy qualified as life insurance.

UNIT VALUES           We will purchase shares of the Portfolios at net asset
                      value and direct them to the appropriate Subaccounts. We will redeem sufficient shares of the appropriate
                      Portfolios at net asset value to pay surrender/partial surrender proceeds or for other purposes described in the Policy. We automatically reinvest all dividends and capital gain distributions of the Portfolios in shares of the distributing Portfolios at their net asset value on the date of distribution. In other words, we do not pay Portfolio dividends or Portfolio distributions to owners as additional units, but instead reflect them in Unit Values.


                      We arbitrarily set the Unit Value for each Subaccount at $10 when we establish the Subaccount. After that, a Subaccount's Unit Value varies to reflect the investment experience of the Portfolio in which the Subaccount invests, and may increase or decrease from one Valuation Day to the next. We determine Unit Value, after a Subaccount's operations begin, by multiplying the net investment factor (described below) for that Valuation Period by the unit value for the immediately preceding Valuation Period.

NET INVESTMENT        The net investment factor for a Valuation Period is (1)
FACTOR                divided by (2), where:

                        (1) is the result of:

                            (a) the value of the assets at the end of the
                                preceding Valuation Period; plus

                            (b) the investment income and capital gains,
                                realized or unrealized, credited to those assets at the end of the Valuation Period for which the net investment factor is being determined; minus

                            (c) the capital losses, realized or unrealized,
                                charged against those assets during the
                                Valuation Period; minus

                            (d) any amount charged against the Separate Account
                                for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Separate Account; and

                        (2) is the value of the assets in the Subaccount at the
                            end of the preceding Valuation Period.

TAX STATUS OF         For Policies designed to comply with the tax law's
THE POLICY            Guideline Premium Test, favorable tax treatment will
                      apply to your Policy only if the premiums paid for your Policy do not exceed a limit established by the tax law.
                      An increase or decrease in the Policy's Specified Amount may change this premium limit. Also, a Minimum Death
                      Benefit requirement must be satisfied. Due to the coverage of more than one Insured under the joint and survivor Policy, there is some uncertainty about how the tax law's limit on premiums should be calculated. As a result, it is possible that a joint and last survivor
                      Policy may exceed the applicable limits particularly if you pay the full amount of premiums permitted under the Policy. We may need to return a portion of your premiums, with earnings thereon, and impose higher cost of insurance charges (not exceeding those guaranteed) in the future. We will monitor the premiums paid for your Policy to keep them within the tax law's limit.

                      For Policies designed to comply with the tax law's Cash Value Accumulation Test, the Policy's terms define a minimum Death Benefit that is different than that imposed by the Guideline Premium Test. There is also uncertainty regarding the application of this test to the joint and last survivor Policy, and it is possible that a joint and last survivor Policy could fail to satisfy the Cash Value Accumulation Test. As necessary to ensure compliance, we may need to amend this Policy, e.g., to generally provide higher Death Benefit factors.


MATURITY VALUE        In a few states, a maturity value will be paid. Maturity
                      proceeds will be taxable to the extent the amount received plus Policy Debt exceeds the "investment in the contract." You will be taxed on these amounts at ordinary income tax rates, not at lower capital gains tax rates.



SPECIAL RULE FOR      During the first 15 years after your Policy is issued, if
CERTAIN CASH          we distribute cash to you and reduce the Death Benefit
DISTRIBUTIONS IN      proceeds (e.g., by decreasing the Policy's Specified
THE FIRST 15 POLICY   Amount), you may be required to pay tax on all or part of
YEARS                 the cash payment, even if it is less than your
                      "investment in the contract." This also may occur if we distribute cash to you up to two years before the proceeds are reduced, or if the cash payment is made in anticipation of the reduction. However, you will not be required to pay tax on more than the amount by which your Account Value exceeds your "investment in the contract."



LOANS If your Policy terminates (by a full surrender or by a lapse) while the Insured (or last surviving Insured for a joint and last survivor Policy) is alive, you will be taxed on the amount (if any) by which the Policy Debt plus any amount received due to partial surrenders exceeds your investment in the Policy.


                      Generally, interest paid on Policy Debt or other indebtedness related to the Policy will not be tax deductible, except in the case of certain indebtedness under a Policy covering a "key person." A tax advisor should be consulted before taking any Policy loan.

LOSS OF INTEREST      If an entity (such as a corporation or a trust, not an
DEDUCTION WHERE       individual) purchases a Policy or is the beneficiary(ies)
POLICIES ARE HELD     of a Policy issued after June 8, 1997, a portion of the
BY OR FOR THE         interest on indebtedness unrelated to the Policy may not
BENEFIT OF            be deductible by the entity. However, this rule does not
CORPORATIONS,         apply to a Policy owned by an entity engaged in a trade
TRUSTS, ETC.          or business which covers the life of an individual who is:

                         .  a 20% owner of the entity; or


                         . an officer, director, or employee of the trade or business, at the time first covered by the Policy.

                      This rule also does not apply to a Policy owned by an entity engaged in a trade or business which covers the joint lives of an owner who is a 20% owner of the entity and the owner's spouse at the time first covered by the Policy. Entities that are considering purchasing the Policy, or that will be a beneficiary(ies) under a Policy, should consult a tax adviser.




OPTIONAL              The Policy currently offers the following five Optional
PAYMENT PLANS         Payment Plans, free of charge, as alternatives to the
                      payment of a Death Benefit or Surrender Value in a lump sum (see "Requesting Payments" provision of the prospectus):


                          Plan 1 -- Income For a Fixed Period. We will make equal periodic payments for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly, or monthly. If the payee dies before the end of the fixed period, we will discount the amount of the remaining guaranteed payments to the date of the payee's death at a yearly rate of 3%. We will pay the discounted amount in one sum to the payee's estate unless otherwise provided. Discounted means we will deduct the amount of interest each remaining payment would have included had it not been distributed early.

                          Plan 2 -- Life Income. We will make equal monthly payments for a guaranteed minimum period. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. If the payee dies before the end of the guaranteed period, we will discount the amount of remaining payments for the minimum period at the same interest rate used to calculate the monthly income. We will pay the discounted amount in one sum to the payee's estate unless otherwise provided.

                          Plan 3 -- Income of a Definite Amount. We will make equal periodic payments of a definite amount. Payments can be annual, semi-annual, quarterly, or monthly. The amount paid each year must be at least $120 for each $1,000 of proceeds.

                          Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. If the payee dies, we will pay the amount of the remaining proceeds with earned interest in one sum to the payee's estate unless otherwise provided.

                          Plan 4 -- Interest Income. We will make periodic payments of interest earned from the proceeds left with us. Payments can be annual, semi-annual, quarterly or monthly and will begin at the end of the first period chosen. If the payee dies, we will pay the amount of remaining proceeds and any earned but unpaid interest in one sum to the payee's estate unless otherwise provided.

                          Plan 5 -- Joint Life and Last Survivor Income. We will make equal monthly payments to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, we will discount the amount of the remaining payments for the 10-year period at the same interest rate used to calculate the monthly income. We will pay the discounted amount in one sum to the last survivor's estate unless otherwise provided.

                      You may select an Optional Payment Plan in your application or by writing our Variable Life Service Center. We will transfer any amount left with us for payment under an Optional Payment Plan to our General Account. Payments under an Optional Payment Plan will not vary with the investment performance of the Separate Account because they are forms of fixed-benefit annuities. Amounts allocated to an Optional Payment Plan will be credited interest at 3% compounded annually. Certain conditions and restrictions apply to payments received under an Optional Payment Plan. For further information, please review your Policy or contact one of our authorized agents.

                      If Death Benefit proceeds under the Policy are paid under one of the Optional Payment Plans, the beneficiary(ies) will be taxed on a portion of each payment (at ordinary income tax rates). We will notify the beneficiary(ies) annually of the taxable amount of each payment. However, if the Death Benefit proceeds are held by us under Optional Payment Plan 4 (interest income), the beneficiary(ies) will be taxed on the interest income as it is credited.

INCONTESTABILITY      The Policy limits our right to contest the Policy as
                      issued, reinstated or as increased, except for material misstatements contained in the application or a supplemental application, after it has been in force for a minimum period during the Insured's lifetime under the single life Policy or the lifetimes of both Insureds under the joint and last survivor Policy. The minimum period is generally two years from the Policy Date, date of reinstatement or effective date of the increase. This provision does not apply to riders that provide disability benefits (subject to state exception).

SUICIDE               If the Insured under a single life Policy commits suicide
EXCLUSION             while sane or insane within two years of the Policy Date,
                      all coverage under the Policy will end, and we will pay the beneficiary(ies) an amount equal to all premiums paid, less outstanding Policy Debt and less amounts paid upon partial surrender of the Policy.

                      If the Insured under a single life Policy commits suicide while sane or insane more than two years after the Policy Date but within two years after the effective date of an increase in the Specified Amount, we will limit the amount payable with respect to that increase. The amount payable attributable to the increase will equal the monthly deductions for the increase. Such Death Benefit proceeds will be paid to the beneficiary(ies) under the same conditions as the initial Specified Amount.

                      If either Insured under a joint and last survivor Policy commits suicide while sane or insane within two years of the Policy Date, all coverage under the Policy will end, and we will pay the beneficiary(ies) an amount equal to all premiums paid, less outstanding Policy Debt and less amounts paid upon partial surrender of the Policy.

                      If the first Insured to die commits suicide while sane or insane more than two years after the Policy Date but within two years after the effective date of an increase in the Specified Amount, we will limit the amount payable with respect to that increase. The amount payable to the beneficiary(ies) attributable to the increase will equal the monthly deductions for the increase.

                      If the surviving Insured commits suicide while sane or insane more than two years after the Policy Date but within two years after the effective date of an increase in the Specified Amount, we will limit the proceeds payable with respect to that increase. The Death Benefit proceeds payable attributable to the increase will equal the additional premium payment required for the increase. Such Death Benefit proceeds will be paid to the beneficiary(ies) under the same conditions as the initial Specified Amount.

                      Please see your Policy for more details.

REGULATION OF         Besides Federal securities laws, we are subject to the
GE CAPITAL LIFE       New York insurance laws.
ASSURANCE OF
NEW YORK

LEGAL MATTERS         Advice on certain legal matters relating to federal
                      securities laws has been provided by Heather Harker, Vice
                      President and Associate General Counsel of the Company.


EXPERTS The financial statements of GE Capital Life Assurance Company of New York (the Company) as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004, and the financial statements of GE Capital Life Separate Account III as of December 31, 2004 and for each of the years or lesser periods in the two-year period ended December 31, 2004, have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.



                      The report of KPMG LLP dated April 1, 2005 with respect to the financial statements of GE Capital Life Assurance Company of New York refers to a change in accounting for certain nontraditional long-duration contracts and for separate accounts in 2004 and its method of accounting for goodwill and other intangible assets in 2002.


ACTUARIAL             Actuarial matters have been examined by Paul Haley, an
MATTERS               actuary of the Company, whose opinion we filed as an
                      exhibit to the registration statement.

PERFORMANCE           We demonstrate adjusted performance and unadjusted
INFORMATION           performance for the Portfolios available in the Separate
                      Account. The performance tables assume that the Insured is in the preferred, no-nicotine risk class and the tables assume that no loans are taken from the Policy. In addition, all illustrations will assume that all capital gains and dividends from the Portfolios are reinvested in the Portfolios.

                      The performance tables assume an initial Specified Amount of $250,000, increasing Death Benefit Option A, for a male age 45, paying an annual premium of $13,000 at Policy issue and at each Policy anniversary.

                      When available, we will provide the total returns for the periods of one, three, five and ten years. Adjusted performance will also include performance from the date the Portfolio was added to the Separate Account until the end of the stated period. Unadjusted performance will also include performance from the date the Portfolio was declared effective with the SEC until the end of the stated period.


                      Adjusted Performance assumes the following current charges:



                         1) a monthly mortality and expense risk charge at an
                            annual rate of 0.50% of assets in the Separate Account up to $100,000.00 and 0.10% of assets in the

                            Separate Account on any assets in the Separate Account of $100,000.00 and over;

                         2) a monthly Policy charge of $5.00;

                         3) a premium charge of $650.00 (5% of $13,000); and

                         4) a surrender charge of $3,265.00, which is derived
                            by assuming that the owner surrendered his Policy during the first Policy year.

                      Unadjusted performance is calculated similarly to adjusted performance, except that unadjusted performance does not include the charges for the monthly Policy charge, the premium charge or the surrender charges. If such charges were included in the performance, the performance numbers would be lower.

                      We do not include charges for the cost of insurance, charges for any optional riders or any charges assessed for state premium taxes in either adjusted or unadjusted performance. If such charges were included in the hypothetical performance, the performance numbers would be lower.

                      Cost of insurance charges, as well as some of charges for the optional riders, vary based on individual circumstances. See your registered representative or contact our Variable Life Service Center for a personalized illustration showing all current and guaranteed charges based on hypothetical performance. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

FINANCIAL             You should distinguish the financial statements of the
STATEMENTS            Company included in this Statement of Additional
                      Information from the financial statements of the Separate
                      Account. Please consider the financial statements of the Company only as bearing on our ability to meet our obligations under the Policies. You should not consider the financial statements of the Company as affecting the investment performance of the assets held in the Separate
                      Account.

                      The Separate Account financial statements included in this Statement of Additional Information may include several Subaccounts that are not available to all Policies.

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                             Financial Statements

                         Year ended December 31, 2004

    (With Report of Independent Registered Public Accounting Firm Thereon)

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                               Table of Contents

                               December 31, 2004

                                                                            Page
                                                                            ----
Independent Registered Public Accounting Firm's Report.....................  F-1

Statements of Assets and Liabilities.......................................  F-2

Statements of Operations...................................................  F-9

Statements of Changes in Net Assets........................................ F-16

Notes to Financial Statements.............................................. F-28

            Report of Independent Registered Public Accounting Firm

Policy Owners
GE Capital Life Separate Account III
   and
The Board of Directors
GE Capital Life Assurance Company of New York:

We have audited the accompanying statements of assets and liabilities of GE Capital Life Separate Account III (the Account) (comprising the AIM Variable Insurance Funds -- AIM V.I. Basic Value Fund-Series II shares, AIM V.I. Capital Appreciation Fund-Series I shares, AIM V.I. Premier Equity Fund - Series I shares; AllianceBernstein Variable Products Series Fund,
Inc. -- AllianceBernstein Growth and Income Portfolio-Class B, AllianceBernstein Premier Growth Portfolio-Class B; Dreyfus Investment Portfolios-Emerging Markets Portfolio - Initial Shares; Eaton Vance Variable Trust -- VT Floating-Rate Income Fund, VT Worldwide Health Sciences Fund; Federated Insurance Series -- Federated High Income Bond Fund II-Service Shares, Federated Kaufmann Fund II-Service Shares; Fidelity Variable Insurance Products Fund --VIP Contrafund(R) Portfolio-Service Class 2, VIP Equity-Income Portfolio-Service Class 2, VIP Growth & Income Portfolio-Service Class 2, VIP Growth Portfolio-Service Class 2, VIP Mid Cap Portfolio-Service Class 2; GE Investments Funds, Inc. -- Income Fund, Mid-Cap Equity Fund, Money Market Fund, S&P 500(R) Index Fund, Small-Cap Value Equity Fund, Total Return Fund, U.S. Equity Fund, Value Equity Fund; Greenwich Street Series Fund - Salomon Brothers Variable Aggressive Growth Fund - Class II; Janus Aspen Series -- Balanced Portfolio-Service Shares, International Growth Portfolio-Service Shares, Worldwide Growth Portfolio-Service Shares; MFS(R) Variable Insurance
Trust -- MFS(R) Investors Growth Stock Series-Service Class Shares, MFS(R) Investors Trust Series-Service Class Shares, MFS(R) Utilities Series-Service Class Shares; Nations Separate Account Trust -- Nations Marsico Growth Portfolio, Nations Marsico International Opportunities Portfolio; Oppenheimer Variable Account Funds -- Oppenheimer Global Securities Fund/VA-Service Shares, Oppenheimer Main Street Fund/VA-Service Shares, Oppenheimer Main Street Small Cap Fund/VA-Service Shares; PIMCO Variable Insurance Trust -- Foreign Bond Portfolio (U.S. Dollar Hedged)-Administrative Class Shares, High Yield Portfolio-Administrative Class Shares, Long-Term U.S. Government Portfolio-Administrative Class Shares, Total Return Portfolio-Administrative Class Shares; and Van Kampen Life Investment Trust -- Comstock Portfolio-Class II Shares, Emerging Growth Portfolio-Class II Shares) as of December 31, 2004, the related statements of operations for the year then ended, the statements of changes in net assets for the years or lesser periods in the two year period then ended, and the financial highlights for the years or lesser periods in the three year period then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting GE Capital Life Separate Account III as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for the years or lesser periods in the two year period then ended, and their financial highlights for the years or lesser periods in the three year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Richmond, Virginia
March 10, 2005

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                     Statements of Assets and Liabilities

                               December 31, 2004


                                                                           AllianceBernstein Variable Products
                                    AIM Variable Insurance Funds                    Series Fund, Inc.
                          ------------------------------------------------ -----------------------------------
                                              AIM V.I.                     AllianceBernstein
                              AIM V.I.         Capital        AIM V.I.          Growth       AllianceBernstein
                            Basic Value     Appreciation   Premier Equity     and Income      Premier Growth
                              Fund --          Fund --         Fund --       Portfolio --      Portfolio --
                          Series II Shares Series I Shares Series I Shares      Class B           Class B
                          ---------------- --------------- --------------- ----------------- -----------------
Assets
Investments at fair
  market value (note 2a):      $  195             180             119            6,468               365
Dividend receivable......          --              --              --               --                --
                               ------           -----           -----            -----             -----
       Total assets......         195             180             119            6,468               365
                               ------           -----           -----            -----             -----
Net assets attributable
to variable life policy
owners...................      $  195             180             119            6,468               365
                               ======           =====           =====            =====             =====
Outstanding units: Type
  I (note 2b, 4a and 5)..          14              14              10              468                30
                               ======           =====           =====            =====             =====
Net asset value per unit.      $14.45           12.94           12.26            13.83             12.02
                               ======           =====           =====            =====             =====
Investments in
  securities at cost.....      $  175             168             112            5,884               335
                               ======           =====           =====            =====             =====
Shares outstanding.......          17               8               6              271                16
                               ======           =====           =====            =====             =====

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                               December 31, 2004


                           Eaton Vance Variable Trust
                          ----------------------------
                          VT Floating-  VT Worldwide
                          Rate Income  Health Sciences
                              Fund          Fund
                          ------------ ---------------
Assets
Investments at fair
  market value (note 2a):    $1,031         3,404
Dividend receivable......         3            --
                             ------         -----
       Total assets......     1,034         3,404
                             ------         -----
Net assets attributable
to variable life policy
owners...................    $1,034         3,404
                             ======         =====
Outstanding units: Type
  I (note 2b, 4a and 5)..        98           266
                             ======         =====
Net asset value per unit.    $10.53         12.77
                             ======         =====
Investments in
  securities at cost.....    $1,032         3,198
                             ======         =====
Shares outstanding.......       102           303
                             ======         =====

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                               December 31, 2004


                           Federated Insurance Series                 Fidelity Variable Insurance Products Fund
                          ----------------------------- ---------------------------------------------------------------------
                                                             VIP      VIP Equity-   VIP Growth
                          Federated High   Federated    Contrafund(R)    Income      & Income    VIP Growth      VIP Mid
                           Income Bond      Kaufmann    Portfolio --  Portfolio -- Portfolio -- Portfolio -- Cap Portfolio --
                            Fund II --     Fund II --      Service      Service      Service      Service        Service
                          Service Shares Service Shares    Class 2      Class 2      Class 2      Class 2        Class 2
                          -------------- -------------- ------------- ------------ ------------ ------------ ----------------
Assets
Investments at fair
  market value (note 2a):     $  316         7,507         15,389        3,088        4,776        5,478          19,453
Dividend receivable......         --            --             --           --           --           --              --
                              ------         -----         ------        -----        -----        -----          ------
       Total assets......        316         7,507         15,389        3,088        4,776        5,478          19,453
                              ------         -----         ------        -----        -----        -----          ------
Net assets attributable
to variable life policy
owners...................     $  316         7,507         15,389        3,088        4,776        5,478          19,453
                              ======         =====         ======        =====        =====        =====          ======
Outstanding units: Type
  I (note 2b, 4a and 5)..         22           488          1,088          224          382          433           1,157
                              ======         =====         ======        =====        =====        =====          ======
Net asset value per unit.     $14.22         15.39          14.15        13.76        12.51        12.64           16.81
                              ======         =====         ======        =====        =====        =====          ======
Investments in
  securities at cost.....     $  306         6,584         12,331        2,617        4,270        5,338          13,409
                              ======         =====         ======        =====        =====        =====          ======
Shares outstanding.......         39           575            584          123          348          173             651
                              ======         =====         ======        =====        =====        =====          ======

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                               December 31, 2004

                                              GE Investments Funds, Inc.
                          ------------------------------------------------------------------
                                 Mid-Cap Money  S&P 500(R)  Small-Cap   Total   U.S.  Value
                          Income Equity  Market   Index    Value Equity Return Equity Equity
                           Fund   Fund    Fund     Fund        Fund      Fund   Fund   Fund
                          ------ ------- ------ ---------- ------------ ------ ------ ------
Assets
Investments at fair
  market value (note 2a): $  430 11,942    444    23,200      10,554      370  4,707     46
Dividend receivable......     --     --      1        --          --       --     --     --
                          ------ ------   ----    ------      ------    -----  -----  -----
       Total assets......    430 11,942    445    23,200      10,554      370  4,707     46
                          ------ ------   ----    ------      ------    -----  -----  -----
Net assets attributable
to variable life policy
owners................... $  430 11,942    445    23,200      10,554      370  4,707     46
                          ====== ======   ====    ======      ======    =====  =====  =====
Outstanding units: Type
  I (note 2b, 4a and 5)..     39    824    435     1,734         772       30    373      4
                          ====== ======   ====    ======      ======    =====  =====  =====
Net asset value per unit. $11.06  14.49   1.02     13.38       13.67    12.49  12.62  12.88
                          ====== ======   ====    ======      ======    =====  =====  =====
Investments in
  securities at cost..... $  454 11,150    444    19,963       9,706      348  4,025     43
                          ====== ======   ====    ======      ======    =====  =====  =====
Shares outstanding.......     35    651    444     1,040         775       23    140      5
                          ====== ======   ====    ======      ======    =====  =====  =====

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                               December 31, 2004

                          Greenwich Street
                            Series Fund                 Janus Aspen Series                   MFS(R) Variable Insurance Trust
                          ---------------- -------------------------------------------- -----------------------------------------
                              Salomon                                                      MFS(R)        MFS(R)
                              Brothers                                                    Investors     Investors      MFS(R)
                              Variable                    International    Worldwide    Growth Stock      Trust       Utilities
                             Aggressive       Balanced        Growth         Growth       Series --     Series --     Series --
                               Growth       Portfolio --   Portfolio --   Portfolio --  Service Class Service Class Service Class
                          Fund -- Class II Service Shares Service Shares Service Shares    Shares        Shares        Shares
                          ---------------- -------------- -------------- -------------- ------------- ------------- -------------
Assets
Investments at fair
  market value (note 2a):      $   97          20,634         2,865          5,065          4,698           183           118
Dividend receivable......          --              --            --             --             --            --            --
                               ------          ------         -----          -----          -----         -----         -----
       Total assets......          97          20,634         2,865          5,065          4,698           183           118
                               ------          ------         -----          -----          -----         -----         -----
Net assets attributable
to variable life policy
owners...................      $   97          20,634         2,865          5,065          4,698           183           118
                               ======          ======         =====          =====          =====         =====         =====
Outstanding units: Type
  I (note 2b, 4a and 5)..           7           1,709           193            430            383            14             7
                               ======          ======         =====          =====          =====         =====         =====
Net asset value per unit.      $13.81           12.07         14.83          11.79          12.26         12.68         17.99
                               ======          ======         =====          =====          =====         =====         =====
Investments in
  securities at cost.....      $   88          18,783         2,346          4,365          4,083           168            86
                               ======          ======         =====          =====          =====         =====         =====
Shares outstanding.......           5             818           106            190            503            10             6
                               ======          ======         =====          =====          =====         =====         =====

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                               December 31, 2004


                          Nations Separate Account Trust       Oppenheimer Variable Account Funds
                          ------------------------------ -----------------------------------------------
                                                                                           Oppenheimer
                           Nations     Nations Marsico      Oppenheimer     Oppenheimer    Main Street
                           Marsico      International    Global Securities  Main Street     Small Cap
                           Growth       Opportunities       Fund/VA --       Fund/VA --     Fund/VA --
                          Portfolio       Portfolio       Service Shares   Service Shares Service Shares
                           ---------    ---------------  ----------------- -------------- --------------
Assets
Investments at fair
  market value (note 2a):  $2,767           5,692              1,681           7,050          6,521
Dividend receivable......      --              --                 --              --             --
                           ------           -----              -----           -----          -----
       Total assets......   2,767           5,692              1,681           7,050          6,521
                           ------           -----              -----           -----          -----
Net assets attributable
to variable life policy
owners...................  $2,767           5,692              1,681           7,050          6,521
                           ======           =====              =====           =====          =====
Outstanding units: Type
  I (note 2b, 4a and 5)..     196             361                107             552            395
                           ======           =====              =====           =====          =====
Net asset value per unit.  $14.11           15.77              15.68           12.76          16.50
                           ======           =====              =====           =====          =====
Investments in
  securities at cost.....  $2,301           5,608              1,282           6,408          5,459
                           ======           =====              =====           =====          =====
Shares outstanding.......     166             362                 57             341            408
                           ======           =====              =====           =====          =====

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                               December 31, 2004

                                                                                        Van Kampen Life Investment
                                        PIMCO Variable Insurance Trust                             Trust
                          ----------------------------------------------------------- -------------------------------
                           Foreign Bond
                            Portfolio                   Long-Term U.S.     Total
                           (U.S. Dollar    High Yield     Government       Return                        Emerging
                            Hedged) --    Portfolio --   Portfolio --   Portfolio --     Comstock         Growth
                          Administrative Administrative Administrative Administrative  Portfolio --    Portfolio --
                           Class Shares   Class Shares   Class Shares   Class Shares  Class II Shares Class II Shares
                          -------------- -------------- -------------- -------------- --------------- ---------------
Assets
Investments at fair
  market value (note 2a):    $11,313         27,434         19,952         23,763          3,778             406
Dividend receivable......         21            150             60             52             --              --
                             -------         ------         ------         ------          -----           -----
       Total assets......     11,334         27,584         20,012         23,815          3,778             406
                             -------         ------         ------         ------          -----           -----
Net assets attributable
to variable life policy
owners...................    $11,334         27,584         20,012         23,815          3,778             406
                             =======         ======         ======         ======          =====           =====
Outstanding units: Type
  I (note 2b, 4a and 5)..      1,014          1,888          1,707          2,081            250              36
                             =======         ======         ======         ======          =====           =====
Net asset value per unit.    $ 11.18          14.61          11.73          11.44          15.09           11.33
                             =======         ======         ======         ======          =====           =====
Investments in
  securities at cost.....    $11,297         25,986         20,055         23,486          3,296             391
                             =======         ======         ======         ======          =====           =====
Shares outstanding.......      1,115          3,266          1,783          2,261            276              16
                             =======         ======         ======         ======          =====           =====

                See accompanying notes to financial statements.

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                           Statements of Operations

                                                                                   AllianceBernstein Variable Products
                                      AIM Variable Insurance Funds                          Series Fund, Inc.
                          ----------------------------------------------------- -----------------------------------------
                              AIM V.I.                             AIM V.I.      AllianceBernstein
                               Basic         AIM V.I. Capital       Premier          Growth and       AllianceBernstein
                           Value Fund --   Appreciation Fund -- Equity Fund --         Income           Premier Growth
                          Series II Shares   Series I Shares    Series I Shares Portfolio -- Class B Portfolio -- Class B
                          ---------------- -------------------- --------------- -------------------- --------------------
                                      Year ended December 31, 2004                    Year ended December 31, 2004
                          ----------------------------------------------------- -----------------------------------------
Investment income:
   Income -- Ordinary
     dividends...........       $--                 --                 1                 35                   --
                                ---                 --                --                ---                   --
Net investment income....        --                 --                 1                 35                   --
                                ---                 --                --                ---                   --
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............         1                 --                 1                 55                    1
   Change in unrealized
     appreciation
     (depreciation)......        20                 12                 6                496                   28
   Capital gain
     distribution........        --                 --                --                 --                   --
                                ---                 --                --                ---                   --
Net realized and
  unrealized gain (loss)
  on investments.........        21                 12                 7                551                   29
                                ---                 --                --                ---                   --
Increase in net assets
  from operations........       $21                 12                 8                586                   29
                                ===                 ==                ==                ===                   ==

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                           Eaton Vance Variable Trust   Federated Insurance Series
                          ---------------------------- -----------------------------
                                                       Federated High   Federated
                          VT Floating -- VT Worldwide   Income Bond      Kaufmann
                           Rate Income      Health       Fund II --     Fund II --
                               Fund      Sciences Fund Service Shares Service Shares
                          -------------- ------------- -------------- --------------
                          Year ended December 31, 2004 Year ended December 31, 2004
                          ---------------------------- -----------------------------
Investment income:
   Income -- Ordinary
     dividends...........      $10             --            17             --
                               ---            ---            --            ---
Net investment income....       10             --            17             --
                               ---            ---            --            ---
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............        2             18            (6)            36
   Change in unrealized
     appreciation
     (depreciation)......       (1)           144            16            870
   Capital gain
     distribution........       --             --            --             --
                               ---            ---            --            ---
Net realized and
  unrealized gain (loss)
  on investments.........        1            162            10            906
                               ---            ---            --            ---
Increase in net assets
  from operations........      $11            162            27            906
                               ===            ===            ==            ===

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                                             Fidelity Variable Insurance Products Fund
                          -------------------------------------------------------------------------------
                                VIP         VIP Equity-    VIP Growth &
                           Contrafund(R)      Income          Income        VIP Growth      VIP Mid Cap
                           Portfolio --    Portfolio --    Portfolio --    Portfolio --    Portfolio --
                          Service Class 2 Service Class 2 Service Class 2 Service Class 2 Service Class 2
                          --------------- --------------- --------------- --------------- ---------------
                                                   Year ended December 31, 2004
                          -------------------------------------------------------------------------------
Investment income:
   Income -- Ordinary
     dividends...........     $   17             23              37               4               --
                              ------            ---             ---             ---            -----
Net investment income....         17             23              37               4               --
                              ------            ---             ---             ---            -----
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............        141             31              37             (24)             296
   Change in unrealized
     appreciation
     (depreciation)......      1,818            241             183             140            3,793
   Capital gain
     distribution........         --              6              --              --               --
                              ------            ---             ---             ---            -----
Net realized and
  unrealized gain (loss)
  on investments.........      1,959            278             220             116            4,089
                              ------            ---             ---             ---            -----
Increase in net assets
  from operations........     $1,976            301             257             120            4,089
                              ======            ===             ===             ===            =====

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                                              GE Investments Funds, Inc.
                          ------------------------------------------------------------------
                                 Mid-Cap Money  S&P 500(R)  Small-Cap   Total   U.S.  Value
                          Income Equity  Market   Index    Value Equity Return Equity Equity
                           Fund   Fund    Fund     Fund        Fund      Fund   Fund   Fund
                          ------ ------- ------ ---------- ------------ ------ ------ ------
                                             Year ended December 31, 2004
                          ------------------------------------------------------------------
Investment income:
   Income -- Ordinary
     dividends...........  $ 22     117    11       365         553        4     61      1
                           ----   -----    --     -----       -----       --    ---     --
Net investment income....    22     117    11       365         553        4     61      1
                           ----   -----    --     -----       -----       --    ---     --
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............    (1)    306    --       253         208       12     48      1
   Change in unrealized
     appreciation
     (depreciation)......   (13)     80    --     1,640         244        6    254      2
   Capital gain
     distribution........     4   1,031    --        --         204        4     --     --
                           ----   -----    --     -----       -----       --    ---     --
Net realized and
  unrealized gain (loss)
  on investments.........   (10)  1,417    --     1,893         656       22    302      3
                           ----   -----    --     -----       -----       --    ---     --
Increase in net assets
  from operations........  $ 12   1,534    11     2,258       1,209       26    363      4
                           ====   =====    ==     =====       =====       ==    ===     ==

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                          Greenwich Street
                            Series Fund                 Janus Aspen Series                 MFS(R) Variable Insurance Trust
                          ---------------- -------------------------------------------- --------------------------------------
                                                                                           MFS(R)       MFS(R)
                          Salomon Brothers                                               Investors    Investors      MFS(R)
                              Variable                    International    Worldwide    Growth Stock    Trust      Utilities
                             Aggressive       Balanced        Growth         Growth      Series --    Series --    Series --
                           Growth Fund --   Portfolio --   Portfolio --   Portfolio --    Service      Service      Service
                              Class II     Service Shares Service Shares Service Shares Class Shares Class Shares Class Shares
                          ---------------- -------------- -------------- -------------- ------------ ------------ ------------
                             Year ended
                            December 31,
                                2004               Year ended December 31, 2004              Year ended December 31, 2004
                          ---------------- -------------------------------------------- --------------------------------------
Investment income:
   Income -- Ordinary
     dividends...........       $--              440             42            45            --           --            2
                                ---            -----          -----           ---           ---           --           --
Net investment income....        --              440             42            45            --           --            2
                                ---            -----          -----           ---           ---           --           --
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............        --               66          1,026            43            35            1           17
   Change in unrealized
     appreciation
     (depreciation)......        10            1,251            (17)          245           357           14           17
   Capital gain
     distribution........        --               --             --            --            --           --           --
                                ---            -----          -----           ---           ---           --           --
Net realized and
  unrealized gain (loss)
  on investments.........        10            1,317          1,009           288           392           15           34
                                ---            -----          -----           ---           ---           --           --
Increase in net assets
  from operations........       $10            1,757          1,051           333           392           15           36
                                ===            =====          =====           ===           ===           ==           ==

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                           Nations Separate Account Trust              Oppenheimer Variable Account Funds
                           ------------------------------  -----------------------------------------------------------
                                           Nations Marsico    Oppenheimer
                                            International  Global Securities Oppenheimer Main  Oppenheimer Main Street
                          Nations Marsico   Opportunities     Fund/VA --     Street Fund/VA --  Small Cap Fund/VA --
                          Growth Portfolio    Portfolio      Service Shares    Service Shares       Service Shares
                          ---------------- --------------- ----------------- ----------------- -----------------------
                            Year ended December 31, 2004                  Year ended December 31, 2004
                          -------------------------------- -----------------------------------------------------------
Investment income:
   Income -- Ordinary
     dividends...........       $ --              17                9                25                   --
                                ----             ---              ---               ---                  ---
Net investment income....         --              17                9                25                   --
                                ----             ---              ---               ---                  ---
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............         13               1               21                58                   83
   Change in unrealized
     appreciation
     (depreciation)......        328              85              245               444                  875
   Capital gain
     distribution........         --               9               --                --                   --
                                ----             ---              ---               ---                  ---
Net realized and
  unrealized gain (loss)
  on investments.........        341              95              266               502                  958
                                ----             ---              ---               ---                  ---
Increase in net assets
  from operations........       $341             112              275               527                  958
                                ====             ===              ===               ===                  ===

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                                              PIMCO Variable Insurance Trust
                          -----------------------------------------------------------------------
                                                                   Long-Term U.S.
                                Foreign Bond          High Yield     Government     Total Return
                           Portfolio (U.S. Dollar    Portfolio --   Portfolio --    Portfolio --
                          Hedged) -- Administrative Administrative  Administrative Administrative
                                Class Shares         Class Shares   Class Shares    Class Shares
                          ------------------------- -------------- --------------- --------------
                                               Year ended December 31, 2004
                          -----------------------------------------------------------------------
Investment income:
   Income -- Ordinary
     dividends...........           $311                1,429             797            481
                                    ----                -----           -----          -----
Net investment income....            311                1,429             797            481
                                    ----                -----           -----          -----
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............             (1)                 107            (138)            29
   Change in unrealized
     appreciation
     (depreciation)......            116                  774             385            310
   Capital gain
     distribution........            117                   --             298            204
                                    ----                -----           -----          -----
Net realized and
  unrealized gain (loss)
  on investments.........            232                  881             545            543
                                    ----                -----           -----          -----
Increase in net assets
  from operations........           $543                2,310           1,342          1,024
                                    ====                =====           =====          =====

                          Van Kampen Life Investment Trust
                          ------------------------------


                             Comstock      Emerging Growth
                           Portfolio --     Portfolio --
                          Class II Shares  Class II Shares
                          ---------------  ---------------
                           Year ended December 31, 2004
                          ------------------------------
Investment income:
   Income -- Ordinary
     dividends...........        14              --
                                ---              --
Net investment income....        14              --
                                ---              --
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............        54              (4)
   Change in unrealized
     appreciation
     (depreciation)......       355              15
   Capital gain
     distribution........        --              --
                                ---              --
Net realized and
  unrealized gain (loss)
  on investments.........       409              11
                                ---              --
Increase in net assets
  from operations........       423              11
                                ===              ==



                See accompanying notes to financial statements.

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                      Statements of Changes in Net Assets

                                  AIM Variable Insurance Funds
                              -------------------------------------------------
                                               AIM V.I. Capital
                               AIM V.I. Basic  Appreciation     AIM V.I. Premier
                               Value Fund --    Fund --         Equity Fund --
                              Series II Shares Series I Shares   Series I Shares
                              ---------------- ---------------  ---------------
                                               Year ended       Year ended
                                 Year ended    December 31,     December 31,
                                December 31,   ---------------  ---------------
                                    2004       2004     2003    2004     2003
                              ---------------- ----     ----    ----     ----
Increase (decrease) in
  net assets
From operations:
   Net investment income.....       $ --         --      --       1       --
   Net realized gain
     (loss) on
     investments.............          1         --      --       1       --
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............         20         12       1       6        1
   Capital gain
     distribution............         --         --      --      --       --
                                    ----        ----    ---     ---      ---
       Increase in net
         assets from
         operations..........         21         12       1       8        1
                                    ----        ----    ---     ---      ---
From capital
  transactions:
   Net premiums..............         --        285      47     190       32
   Transfers (to) from
     the general account
     of GE Capital Life
     Assurance Company
     of New York:
     Loans...................         --         --      --      --       --
     Cost of insurance
       and
       administrative
       expense (note 4a).....        (31)      (141)    (24)    (94)     (16)
     Transfers (to) from
       the Guarantee
       Account...............        205         --      --      (1)      (1)
     Transfers (to) from
       other subaccounts.....         --         --      --      --       --
                                    ----        ----    ---     ---      ---
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............        174        144      23      95       15
                                    ----        ----    ---     ---      ---
Increase (decrease) in
  net assets.................        195        156      24     103       16
Net assets at beginning
  of year....................         --         24      --      16       --
                                    ----        ----    ---     ---      ---
Net assets at end of year....       $195        180      24     119       16
                                    ====        ====    ===     ===      ===
Change in units (note 5):
   Units purchased...........         16         24       4      17        3
   Units redeemed............         (2)       (12)     (2)     (8)      (2)
                                    ----        ----    ---     ---      ---
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners...........         14         12       2       9        1
                                    ====        ====    ===     ===      ===

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                            AllianceBernstein Variable Products Series Fund, Inc.                Dreyfus
                            ----------------------------------------------------      ------------------------------
                            AllianceBernstein                                               Dreyfus Investment
                            Growth and Income             AllianceBernstein Premier   Portfolios -- Emerging Markets
                            Portfolio -- Class B          Growth Portfolio -- Class B  Portfolio -- Initial Shares
                            ----------------------------  ----------------------      ------------------------------
                              Year ended                  Year ended
                             December 31,                 December 31,                         Period from
                            ----------------------------  ----------------------            January 1, 2003 to
                              2004           2003         2004            2003              November 14, 2003
                               -------         -----      ----            ----        ------------------------------
Increase (decrease) in
 net assets
From operations:
 Net investment income..... $    35             2          --              --                       --
 Net realized gain
   (loss) on investments...      55            12           1              --                        2
 Change in unrealized
   appreciation
   (depreciation) on
   investments.............     496            91          28               2                       --
 Capital gain
   distribution............      --            --          --              --                       --
                               -------         -----      ---             ---                      ---
    Increase in net
     assets from
     operations............     586           105          29               2                        2
                               -------         -----      ---             ---                      ---
From capital
 transactions:
 Net premiums..............   3,428           656         285             142                       --
 Transfers (to) from the
   general account of GE
   Capital Life
   Assurance Company of
   New York:
   Loans...................      --            --          --              --                       --
   Cost of insurance and
    administrative
    expense (note 4a)......  (1,154)         (173)        (77)            (18)                     (22)
   Transfers (to) from
    the Guarantee Account..      (6)        1,415          --               2                       20
   Transfers (to) from
    other subaccounts......   1,523            --          --              --                       --
                               -------         -----      ---             ---                      ---
    Increase (decrease)
     in net assets from
     capital
     transactions (note
     5)....................   3,791         1,898         208             126                       (2)
                               -------         -----      ---             ---                      ---
Increase (decrease) in
 net assets................   4,377         2,003         237             128                       --
Net assets at beginning
 of year...................   2,091            88         128              --                       --
                               -------         -----      ---             ---                      ---
Net assets at end of year.. $ 6,468         2,091         365             128                       --
                               =======         =====      ===             ===                      ===
Change in units (note 5):
 Units purchased...........     414           173          25              14                       --
 Units redeemed............    (114)          (14)         (7)             (2)                      --
                               -------         -----      ---             ---                      ---
 Net increase (decrease)
   in units from capital
   transactions with
   policy owners...........     300           159          18              12                       --
                               =======         =====      ===             ===                      ===

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                                    Eaton Vance Variable Trust              Federated Insurance Series
                            -----------------------------------------  -------------------------------------------
                                                                       Federated High
                                                                       Income Bond
                            VT Floating-Rate    VT Worldwide Health    Fund II -- Service    Federated Kaufmann
                              Income Fund          Sciences Fund         Shares           Fund II -- Service Shares
                            ---------------- ------------------------  -----------------  ------------------------
                                                          Period from                                  Period from
                                                             May 1,    Year ended                         May 1,
                               Year ended     Year ended    2003 to    December 31,        Year ended    2003 to
                              December 31,   December 31, December 31, -----------------  December 31, December 31,
                                  2004           2004         2003     2004      2003         2004         2003
                            ---------------- ------------ ------------ ----      ----     ------------ ------------
Increase (decrease) in
 net assets
From operations:
 Net investment income.....      $   10            --           --       17       --             --          --
 Net realized gain
   (loss) on investments...           2            18           (2)      (6)      11             36          (1)
 Change in unrealized
   appreciation
   (depreciation) on
   investments.............          (1)          144           61       16       (6)           870          53
 Capital gain
   distribution............          --            --           --       --       --             --          --
                                 ------         -----        -----       ----    ---         ------       -----
    Increase in net
     assets from
     operations............          11           162           59       27        5            906          52
                                 ------         -----        -----       ----    ---         ------       -----
From capital
 transactions:
 Net premiums..............         712         1,900           --      354      276          3,800          --
 Transfers (to) from the
   general account of GE
   Capital Life
   Assurance Company of
   New York:
   Loans...................        (113)           --           --       --       --             --          --
   Cost of insurance and
    administrative
    expense (note 4a)......        (262)         (492)         (80)    (310)     (49)        (1,013)       (162)
   Transfers (to) from
    the Guarantee Account..         303            35        1,820       (1)      --            286       3,638
   Transfers (to) from
    other subaccounts......         383            --           --       14       --             --          --
                                 ------         -----        -----       ----    ---         ------       -----
    Increase (decrease)
     in net assets from
     capital
     transactions (note
     5)....................       1,023         1,443        1,740       57      227          3,073       3,476
                                 ------         -----        -----       ----    ---         ------       -----
Increase (decrease) in
 net assets................       1,034         1,605        1,799       84      232          3,979       3,528
Net assets at beginning
 of year...................          --         1,799           --      232       --          3,528          --
                                 ------         -----        -----       ----    ---         ------       -----
Net assets at end of year..      $1,034         3,404        1,799      316      232          7,507       3,528
                                 ======         =====        =====       ====    ===         ======       =====
Change in units (note 5):
 Units purchased...........         212           156          157       27       22            298         275
 Units redeemed............        (114)          (40)          (7)     (23)      (4)           (73)        (12)
                                 ------         -----        -----       ----    ---         ------       -----
 Net increase (decrease)
   in units from capital
   transactions with
   policy owners...........          98           116          150        4       18            225         263
                                 ======         =====        =====       ====    ===         ======       =====

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                                           Fidelity Variable Insurance Products Fund
                            ----------------------------------------------------------------------------------
                                  VIP         VIP Equity-     VIP Growth &
                             Contrafund(R)      Income           Income         VIP Growth       VIP Mid Cap
                             Portfolio --    Portfolio --     Portfolio --     Portfolio --      Portfolio --
                             Service Class 2  Service Class 2  Service Class 2  Service Class 2  Service Class 2
                            --------------   ---------------  ---------------  ---------------- ---------------
                              Year ended      Year ended       Year ended       Year ended        Year ended
                             December 31,    December 31,     December 31,     December 31,      December 31,
                            --------------   ---------------  ---------------  ---------------- ---------------
                              2004     2003   2004     2003    2004     2003    2004     2003    2004     2003
                            -------   -----   -----   -----    -----   -----    ------   -----  ------   -----
Increase (decrease) in
 net assets
From operations:
 Net investment income..... $    17      --     23        2      37       --        4       --      --      --
 Net realized gain
   (loss) on investments...     141      34     31        9      37        9      (24)      --     296      65
 Change in unrealized
   appreciation
   (depreciation) on
   investments.............   1,818   1,241    241      232     183      373      140       --   3,793   2,251
 Capital gain
   distribution............      --      --      6       --      --       --       --       --      --      --
                            -------   -----   -----   -----    -----   -----    ------   -----  ------   -----
    Increase in net
     assets from
     operations............   1,976   1,275    301      243     257      382      120       --   4,089   2,316
                            -------   -----   -----   -----    -----   -----    ------   -----  ------   -----
From capital
 transactions:
 Net premiums..............   6,650     228  1,463      513      --    4,816    3,180       --   7,410     370
 Transfers (to) from the
   general account of GE
   Capital Life
   Assurance Company
   of New York:
   Loans...................      --      --     --       --      --       --       --       --      --      --
   Cost of insurance and
    administrative
    expense (note 4a)......    (813)   (366)  (259)    (192)   (605)    (276)  (1,034)      --  (1,014)   (468)
   Transfers (to) from
    the Guarantee Account..    (112)  6,551     (6)     936     202       --       (5)   1,533    (286)  7,036
   Transfers (to) from
    other subaccounts......      --      --     --       --      --       --    1,684       --      --      --
                            -------   -----   -----   -----    -----   -----    ------   -----  ------   -----
    Increase (decrease)
     in net assets from
     capital
     transactions (note
     5)....................   5,725   6,413  1,198    1,257    (403)   4,540    3,825    1,533   6,110   6,938
                            -------   -----   -----   -----    -----   -----    ------   -----  ------   -----
Increase (decrease) in
 net assets................   7,701   7,688  1,499    1,500    (146)   4,922    3,945    1,533  10,199   9,254
Net assets at beginning
 of year...................   7,688      --  1,589       89   4,922       --    1,533       --   9,254      --
                            -------   -----   -----   -----    -----   -----    ------   -----  ------   -----
Net assets at end of year.. $15,389   7,688  3,088    1,589   4,776    4,922    5,478    1,533  19,453   9,254
                            =======   =====   =====   =====    =====   =====    ======   =====  ======   =====
Change in units (note 5):
 Units purchased...........     536     662    118      137      18      440      419      125     564     732
 Units redeemed............     (74)    (36)   (22)     (18)    (51)     (25)    (111)      --     (93)    (46)
                            -------   -----   -----   -----    -----   -----    ------   -----  ------   -----
 Net increase (decrease)
   in units from capital
   transactions with
   policy owners...........     462     626     96      119     (33)     415      308      125     471     686
                            =======   =====   =====   =====    =====   =====    ======   =====  ======   =====

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                                            GE Investments Funds, Inc.
                            ------------------------------------------------------------
                                            Mid-Cap       Money Market    S&P 500(R) Index
                            Income Fund   Equity Fund         Fund             Fund
                            -----------  -------------  ----------------  --------------
                            Year ended     Year ended      Year ended       Year ended
                            December 31,  December 31,    December 31,     December 31,
                            -----------  -------------  ----------------  --------------
                            2004   2003   2004    2003    2004     2003    2004     2003
                            ----   ----  ------  -----  -------  -------  ------   ------
Increase (decrease) in
 net assets
From operations:
 Net investment income..... $ 22    12      117     63       11       22     365      130
 Net realized gain
   (loss) on investments...   (1)   --      306     31       --       --     253       44
 Change in unrealized
   appreciation
   (depreciation) on
   investments.............  (13)   (9)      80    712       --       --   1,640    1,601
 Capital gain
   distribution............    4     2    1,031     --       --       --      --       --
                            ----   ---   ------  -----  -------  -------  ------   ------
    Increase in net
     assets from
     operations............   12     5    1,534    806       11       22   2,258    1,775
                            ----   ---   ------  -----  -------  -------  ------   ------
From capital
 transactions:
 Net premiums..............  257   256    3,826  5,120   32,302   80,689  11,010      656
 Transfers (to) from the
   general account of GE
   Capital Life
   Assurance Company of
   New York:
   Loans...................   --    --     (118)    --       --       --    (116)      --
   Cost of insurance and
    administrative
    expense (note 4a)......  (73)  (73)  (2,018)  (396)  (2,717)  (2,257) (1,403)    (684)
   Transfers (to) from
    the Guarantee Account..   --    --       21  1,307  (27,093) (78,454)   (130)   9,363
   Transfers (to) from
    other subaccounts......   --    --    1,815     --   (2,058)      --     383       --
                            ----   ---   ------  -----  -------  -------  ------   ------
    Increase (decrease)
     in net assets from
     capital
     transactions (note
     5)....................  184   183    3,526  6,031      434      (22)  9,744    9,335
                            ----   ---   ------  -----  -------  -------  ------   ------
 Increase (decrease) in
   net assets..............  196   188    5,060  6,837      445       --  12,002   11,110
 Net assets at beginning
   of year.................  234    46    6,882     45       --       --  11,198       88
                            ----   ---   ------  -----  -------  -------  ------   ------
 Net assets at end of
   year.................... $430   234   11,942  6,882      445       --  23,200   11,198
                            ====   ===   ======  =====  =======  =======  ======   ======
Change in units (note 5):
 Units purchased...........   24    25      524    582   41,877       --   1,012      983
 Units redeemed............   (7)   (7)    (251)   (36) (41,442)      --    (203)     (67)
                            ----   ---   ------  -----  -------  -------  ------   ------
 Net increase (decrease)
   in units from capital
   transactions with
   policy owners...........   17    18      273    546      435       --     809      916
                            ====   ===   ======  =====  =======  =======  ======   ======

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                                            GE Investments Funds, Inc. (Continued)
                            ----------------------------------------------------------------------
                               Small-Cap                                     U.S.         Value
                             Value Equity                                   Equity        Equity
                                 Fund            Total Return Fund           Fund          Fund
                            --------------  ---------------------------  ------------  ------------
                              Year ended                   Period from    Year ended    Year ended
                             December 31,    Year ended    May 1, 2003   December 31,  December 31,
                            --------------  December 31, to December 31, ------------  ------------
                              2004    2003      2004          2003        2004   2003      2004
                            -------  -----  ------------ --------------- -----  -----  ------------
Increase (decrease) in
 net assets
From operations:
 Net investment income..... $   553      3         4             5          61     39        1
 Net realized gain
   (loss) on investments...     208     19        12             1          48      8        1
 Change in unrealized
   appreciation
   (depreciation) on
   investments.............     244    604         6            16         254    428        2
 Capital gain
   distribution............     204     --         4            --          --     --       --
                            -------  -----      ----           ---       -----  -----      ---
    Increase in net
     assets from
     operations............   1,209    626        26            22         363    475        4
                            -------  -----      ----           ---       -----  -----      ---
From capital
 transactions:
 Net premiums..............   4,156  2,523       285           502          --  4,589       69
 Transfers (to) from the
   general account of GE
   Capital Life
   Assurance Company of
   New York:
   Loans...................     (58)    --        --            --          --     --       --
   Cost of insurance and
    administrative
    expense (note 4a)......  (1,531)  (341)     (391)          (75)       (467)  (251)     (41)
   Transfers (to) from
    the Guarantee Account..     119  3,659         1            --          (1)    (1)      --
   Transfers (to) from
    other subaccounts......     192     --        --            --          --     --       14
                            -------  -----      ----           ---       -----  -----      ---
    Increase (decrease)
     in net assets from
     capital
     transactions (note
     5)....................   2,878  5,841      (105)          427        (468) 4,337       42
                            -------  -----      ----           ---       -----  -----      ---
Increase (decrease) in
 net assets................   4,087  6,467       (79)          449        (105) 4,812       46
Net assets at beginning
 of year...................   6,467     --       449            --       4,812     --       --
                            -------  -----      ----           ---       -----  -----      ---
Net assets at end of year.. $10,554  6,467       370           449       4,707  4,812       46
                            =======  =====      ====           ===       =====  =====      ===
Change in units (note 5):
 Units purchased...........     391    577        25            46          --    436        7
 Units redeemed............    (164)   (32)      (34)           (7)        (39)   (24)      (3)
                            -------  -----      ----           ---       -----  -----      ---
 Net increase (decrease)
   in units from capital
   transactions with
   policy owners...........     227    545        (9)           39         (39)   412        4
                            =======  =====      ====           ===       =====  =====      ===

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                             Greenwich Street
                                Series Fund                  Janus Aspen Series
                            ------------------- ---------------------------------------------
                             Salomon Brothers                   International     Worldwide
                            Variable Aggressive    Balanced         Growth         Growth
                              Growth Fund --     Portfolio --    Portfolio --   Portfolio --
                                  Class II       Service Shares  Service Shares  Service Shares
                            ------------------- --------------  -------------   --------------
                                                  Year ended      Year ended     Year ended
                                Year ended       December 31,    December 31,   December 31,
                               December 31,     --------------  -------------   --------------
                                   2004          2004    2003    2004     2003   2004    2003
                            ------------------- ------  ------  ------   -----  -----   -----
Increase (decrease) in
 net assets
From operations:
 Net investment income.....        $ --            440     172      42       4     45      20
 Net realized gain
   (loss) on investments...          --             66      11   1,026      11     43      11
 Change in unrealized
   appreciation
   (depreciation) on
   investments.............          10          1,251     601     (17)    536    245     455
 Capital gain
   distribution............          --             --      --      --      --     --      --
                                   ----         ------  ------  ------   -----  -----   -----
    Increase in net
     assets from
     operations............          10          1,757     784   1,051     551    333     486
                                   ----         ------  ------  ------   -----  -----   -----
From capital
 transactions:
 Net premiums..............          --         10,042     400   2,500   2,295  2,375      --
Transfers (to) from the
 general account of GE
 Capital Life Assurance
 Company of New York:
   Loans...................          --             --      --      --      --     --      --
   Cost of insurance and
    administrative
    expense (note 4a)......         (16)        (1,036)   (614) (1,154)   (133)  (234)   (130)
   Transfers (to) from
    the Guarantee Account..         103           (137)  9,393       8   1,532   (105)  2,340
   Transfers (to) from
    other subaccounts......          --             --      --  (3,785)     --     --      --
                                   ----         ------  ------  ------   -----  -----   -----
    Increase (decrease)
     in net assets from
     capital
     transactions (note
     5)....................          87          8,869   9,179  (2,431)  3,694  2,036   2,210
                                   ----         ------  ------  ------   -----  -----   -----
Increase (decrease) in
 net assets................          97         10,626   9,963  (1,380)  4,245  2,369   2,696
Net assets at beginning
 of year...................          --         10,008      45   4,245      --  2,696      --
                                   ----         ------  ------  ------   -----  -----   -----
Net assets at end of year..        $ 97         20,634  10,008   2,865   4,245  5,065   2,696
                                   ====         ======  ======  ======   =====  =====   =====
Change in units (note 5):
 Units purchased...........           8            915     953     342     352    222     253
 Units redeemed............          (1)          (104)    (60)   (489)    (12)   (31)    (14)
                                   ----         ------  ------  ------   -----  -----   -----
 Net increase (decrease)
   in units from capital
   transactions with
   policy owners...........           7            811     893    (147)    340    191     239
                                   ====         ======  ======  ======   =====  =====   =====

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                                MFS(R) Variable Insurance Trust
                              -------------------------------------------------
                                                  MFS(R)
                              MFS(R) Investors  Investors Trust MFS(R) Utilities
                               Growth Stock     Series --       Series --
                              Series -- Service Service Class   Service Class
                               Class Shares       Shares          Shares
                              ----------------  --------------  ---------------
                                Year ended      Year ended      Year ended
                               December 31,     December 31,    December 31,
                              ----------------  --------------  ---------------
                               2004      2003   2004     2003   2004     2003
                               ------   -----   ----     ----   ----     ----
Increase (decrease) in
  net assets
From operations:
   Net investment income..... $   --       --     --      --       2      --
   Net realized gain
     (loss) on
     investments.............     35       82      1      --      17       1
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............    357      258     14       1      17      15
   Capital gain
     distribution............     --       --     --      --      --      --
                               ------   -----    ----    ---     ----    ---
       Increase in net
         assets from
         operations..........    392      340     15       1      36      16
                               ------   -----    ----    ---     ----    ---
From capital
  transactions:
   Net premiums..............     --    4,816    285      48      --     229
   Transfers (to) from
     the general account
     of GE Capital Life
     Assurance Company
     of New York:
     Loans...................     --       --     --      --      --      --
     Cost of insurance
       and
       administrative
       expense (note 4a).....   (574)    (276)  (143)    (24)   (136)    (26)
     Transfers (to) from
       the Guarantee
       Account...............     --       --      1      --      (1)     --
     Transfers (to) from
       other subaccounts.....     --       --     --      --      --      --
                               ------   -----    ----    ---     ----    ---
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............   (574)   4,540    143      24    (137)    203
                               ------   -----    ----    ---     ----    ---
Increase (decrease) in
  net assets.................   (182)   4,880    158      25    (101)    219
Net assets at beginning
  of year....................  4,880       --     25      --     219      --
                               ------   -----    ----    ---     ----    ---
Net assets at end of year.... $4,698    4,880    183      25     118     219
                               ======   =====    ====    ===     ====    ===
Change in units (note 5):
   Units purchased...........     --      460     24       4      --      18
   Units redeemed............    (51)     (26)   (12)     (2)     (9)     (2)
                               ------   -----    ----    ---     ----    ---
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners...........    (51)     434     12       2      (9)     16
                               ======   =====    ====    ===     ====    ===

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                                      Nations Separate Account Trust
                              ----------------------------------------------
                                                                   Nations
                                                                   Marsico
                                                                International
                                                                Opportunities
                              Nations Marsico Growth Portfolio    Portfolio
                              --------------------------------  -------------
                               Year ended   Period from May 1,   Year ended
                              December 31, 2003 to December 31, December 31,
                                  2004             2003             2004
                              ------------ -------------------- -------------
Increase (decrease) in
  net assets
From operations:
   Net investment income.....    $   --              --                17
   Net realized gain
     (loss) on
     investments.............        13              13                 1
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............       328             138                85
   Capital gain
     distribution............        --              --                 9
                                 ------           -----             -----
       Increase in net
         assets from
         operations..........       341             151               112
                                 ------           -----             -----
From capital
  transactions:
   Net premiums..............     1,235              --               286
   Transfers (to) from
     the general account
     of GE Capital Life
     Assurance Company
     of New York:
     Loans...................        --              --                --
     Cost of insurance
       and
       administrative
       expense (note 4a).....      (125)            (51)              (45)
     Transfers (to) from
       the Guarantee
       Account...............        --           1,216                (2)
     Transfers (to) from
       other subaccounts.....        --              --             5,341
                                 ------           -----             -----
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............     1,110           1,165             5,580
                                 ------           -----             -----
Increase (decrease) in
  net assets.................     1,451           1,316             5,692
Net assets at beginning
  of year....................     1,316              --                --
                                 ------           -----             -----
Net assets at end of year....    $2,767           1,316             5,692
                                 ======           =====             =====
Change in units (note 5):
   Units purchased...........       102             110               364
   Units redeemed............       (11)             (5)               (3)
                                 ------           -----             -----
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners...........        91             105               361
                                 ======           =====             =====

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                                 Oppenheimer Variable Account Funds
                              ---------------------------------------------
                                                                Oppenheimer
                              Oppenheimer        Oppenheimer    Main Street
                              Global Securities  Main Street     Small Cap
                               Fund/VA --         Fund/VA --    Fund/VA --
                              Service Shares    Service Shares Service Shares
                              ----------------  -------------  ------------
                               Year ended         Year ended    Year ended
                              December 31,       December 31,  December 31,
                              ----------------  -------------  ------------
                               2004      2003    2004    2003   2004    2003
                               ------    ----   ------  -----  -----   -----
Increase (decrease) in
  net assets
From operations:
   Net investment income..... $    9      --        25     --     --      --
   Net realized gain
     (loss) on
     investments.............     21       3        58      6     83       7
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............    245     154       444    198    875     187
   Capital gain
     distribution............     --      --        --     --     --      --
                               ------    ---    ------  -----  -----   -----
       Increase in net
         assets from
         operations..........    275     157       527    204    958     194
                               ------    ---    ------  -----  -----   -----
From capital
  transactions:
   Net premiums..............    734      --     3,800     --  3,096     142
   Transfers (to) from
     the general account
     of GE Capital Life
     Assurance Company
     of New York:
     Loans...................     --      --        --     --     --      --
     Cost of insurance
       and
       administrative
       expense (note 4a).....   (115)    (28)   (1,009)  (231)  (874)    (59)
     Transfers (to) from
       the Guarantee
       Account...............    (10)    654        59  3,700    411   1,646
     Transfers (to) from
       other subaccounts.....     14      --        --     --  1,007      --
                               ------    ---    ------  -----  -----   -----
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............    623     626     2,850  3,469  3,640   1,729
                               ------    ---    ------  -----  -----   -----
Increase (decrease) in
  net assets.................    898     783     3,377  3,673  4,598   1,923
Net assets at beginning
  of year....................    783      --     3,673     --  1,923      --
                               ------    ---    ------  -----  -----   -----
Net assets at end of year.... $1,681     783     7,050  3,673  6,521   1,923
                               ======    ===    ======  =====  =====   =====
Change in units (note 5):
   Units purchased...........     58      62       323    335    328     144
   Units redeemed............    (10)     (3)      (85)   (21)   (72)     (5)
                               ------    ---    ------  -----  -----   -----
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners...........     48      59       238    314    256     139
                               ======    ===    ======  =====  =====   =====

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                                            PIMCO Variable Insurance Trust
                            ---------------------------------------------------------------------
                            Foreign Bond Portfolio                    Long-Term
                             (U.S. Dollar            High Yield    U.S. Government  Total Return
                              Hedged) --            Portfolio --    Portfolio --    Portfolio --
                             Administrative         Administrative Administrative  Administrative
                             Class Shares           Class Shares    Class Shares    Class Shares
                            ---------------------  --------------  --------------  --------------
                              Year ended             Year ended      Year ended      Year ended
                             December 31,           December 31,    December 31,    December 31,
                            ---------------------  --------------  --------------  --------------
                              2004        2003      2004    2003    2004    2003    2004    2003
                              -------     -----    ------  ------  ------  ------  ------  ------
Increase (decrease) in
 net assets
From operations:
 Net investment income..... $   311         72      1,429     498     797     661     481     380
 Net realized gain
   (loss) on investments...      (1)        (5)       107       8    (138)   (237)     29      64
 Change in unrealized
   appreciation
   (depreciation) on
   investments.............     116       (100)       774     674     385    (488)    310     (32)
 Capital gain
   distribution............     117         --         --      --     298     159     204      85
                              -------     -----    ------  ------  ------  ------  ------  ------
    Increase in net
     assets from
     operations............     543        (33)     2,310   1,180   1,342      95   1,024     497
                              -------     -----    ------  ------  ------  ------  ------  ------
From capital
 transactions:
 Net premiums..............   5,525         --     10,061   7,353   2,906  28,409  12,536  12,375
 Transfers (to) from the
   general account of GE
   Capital Life
   Assurance Company of
   New York:
   Loans...................      --         --       (119)     --      --      --      --      --
   Cost of insurance and
    administrative
    expense (note 4a)......    (771)      (245)    (2,685)   (853) (2,584) (3,413) (2,310) (2,996)
   Transfers (to) from
    the Guarantee Account..      (3)     5,626        302   8,654     153  (2,433)    185   6,815
   Transfers (to) from
    other subaccounts......     692         --      1,335      --  (4,463)     --  (4,311)     --
                              -------     -----    ------  ------  ------  ------  ------  ------
    Increase (decrease)
     in net assets from
     capital
     transactions (note
     5)....................   5,443      5,381      8,894  15,154  (3,988) 22,563   6,100  16,194
                              -------     -----    ------  ------  ------  ------  ------  ------
Increase (decrease) in
 net assets................   5,986      5,348     11,204  16,334  (2,646) 22,658   7,124  16,691
Net assets at beginning
 of year...................   5,348         --     16,380      46  22,658      --  16,691      --
                              -------     -----    ------  ------  ------  ------  ------  ------
Net assets at end of year.. $11,334      5,348     27,584  16,380  20,012  22,658  23,815  16,691
                              =======     =====    ======  ======  ======  ======  ======  ======
Change in units (note 5):
 Units purchased...........     600        528        954   1,293     431   2,618   1,338   1,813
 Units redeemed............     (91)       (23)      (294)    (69)   (803)   (539)   (787)   (283)
                              -------     -----    ------  ------  ------  ------  ------  ------
 Net increase (decrease)
   in units from capital
   transactions with
   policy owners...........     509        505        660   1,224    (372)  2,079     551   1,530
                              =======     =====    ======  ======  ======  ======  ======  ======

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                              Van Kampen Life Investment Trust
                              -------------------------------
                                                  Emerging
                                 Comstock          Growth
                               Portfolio --     Portfolio --
                               Class II Shares Class II Shares
                              ---------------  ---------------
                                Year ended
                               December 31,      Year ended
                              ---------------   December 31,
                               2004     2003        2004
                              ------   -----   ---------------
Increase (decrease) in
  net assets
From operations:
   Net investment income..... $   14      --          --
   Net realized gain
     (loss) on
     investments.............     54       1          (4)
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............    355     127          15
   Capital gain
     distribution............     --      --          --
                              ------   -----        ----
       Increase in net
         assets from
         operations..........    423     128          11
                              ------   -----        ----
From capital
  transactions:
   Net premiums..............  2,038      --         356
   Transfers (to) from
     the general account
     of GE Capital Life
     Assurance Company
     of New York:
     Loans...................     --      --         (56)
     Cost of insurance
       and
       administrative
       expense (note 4a).....   (605)    (82)       (111)
     Transfers (to) from
       the Guarantee
       Account...............     30   1,818          14
     Transfers (to) from
       other subaccounts.....     28      --         192
                              ------   -----        ----
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............  1,491   1,736         395
                              ------   -----        ----
Increase (decrease) in
  net assets.................  1,914   1,864         406
Net assets at beginning
  of year....................  1,864      --          --
                              ------   -----        ----
Net assets at end of year.... $3,778   1,864         406
                              ======   =====        ====
Change in units (note 5):
   Units purchased...........    150     152          93
   Units redeemed............    (45)     (7)        (57)
                              ------   -----        ----
   Net increase
     (decrease) in units
     from capital
     transactions with
     policy owners...........    105     145          36
                              ======   =====        ====


                See accompanying notes to financial statements.

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                         Notes to Financial Statements

                               December 31, 2004

(1)Description of Entity

   GE Capital Life Separate Account III (the Account) is a separate investment account established on March 20, 2000 by GE Capital Life Assurance Company of New York (GE Capital Life) pursuant to the laws of the State of New York. The Account has subaccounts available under the policy. Each subaccount invests exclusively in shares representing an interest in a separate corresponding portfolio of a Fund.

   The assets of the Account belong to GE Capital Life. However, GE Capital Life may not charge the assets in the Account attributable to the policies with liabilities arising out of any other business, which GE Capital Life may conduct. The assets of the Account will, however, be available to cover the liabilities for our General Account to the extent that the asset of the Account exceed its liabilities arising under the policies supported by it. Income and both realized and unrealized gains or losses from the assets of the Account are credited to or charged against the Account without regard to the income, gains or losses arising out of any other business GE Capital Life may conduct.

   GE Capital Life registered the Account with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. The Account meets the definition of a separate account under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Account by the SEC. Policy owners assume the full investment risk for all amounts allocated to the Account.

   During 2002, the Account commenced financial operations when GE Capital Life began sales of its flexible premium single life variable life insurance policy (policy form NY1260) and its flexible premium joint and last survivor life policy (policy form NY 1261).

   Effective April 30, 2004, the following Portfolios were added to the Account:

Evergreen Variable Annuity Trust:                            Merrill Lynch Variable Series Funds, Inc.:
  Evergreen VA Omega Fund -- Class 2                           Merrill Lynch Basic Value V.I. Fund -- Class III Shares
Fidelity Variable Insurance Products Fund:                     Merrill Lynch Large Cap Growth V.I. Fund -- Class III
  VIP Asset Manager/SM/ Portfolio -- Service Class 2            Shares
  VIP Value Strategies Portfolio -- Service Class 2            Merrill Lynch Value Opportunities V.I. Fund -- Class III
                                                                Shares
                                                             Oppenheimer Variable Account Funds:
                                                               Oppenheimer Balanced Fund/VA -- Service Shares

   All designated portfolios described are series type mutual funds.

   The Janus Aspen Series -- International Growth Portfolio -- Service Shares stopped accepting new purchase payments from the Account effective November 15, 2004.

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                               December 31, 2004



   During 2004, the following names were changed:

                     Formerly Known As                                            Currently Known As
                     -----------------                                            ------------------
AllianceBernstein Variable Products Series Fund, Inc.:
  Quasar Portfolio -- Class B                                 AllianceBernstein Small Cap Growth Portfolio -- Class B
Fidelity Variable Insurance Products Fund:
  VIP II Contrafund(R) Portfolio -- Service Class 2           VIP Contrafund(R) Portfolio -- Service Class 2
  VIP III Dynamic Capital Appreciation Portfolio -- Service   VIP Dynamic Capital Appreciation Portfolio -- Service Class
   Class 2                                                      2
  VIP III Growth & Income Portfolio -- Service Class 2        VIP Growth & Income Portfolio -- Service Class 2
  VIP III Mid Cap Portfolio -- Service Class 2                VIP Mid Cap Portfolio -- Service Class 2
GE Investments Funds, Inc.:
  Mid-Cap Value Equity Fund                                   Mid-Cap Equity Fund
Greenwich Street Series Fund:
  Salomon Brothers Variable Emerging Growth Fund -- Class II  Salomon Brothers Variable Aggressive Growth Fund -- Class II
Oppenheimer Variable Account Funds:
  Oppenheimer Multiple strategies Fund/VA                     Oppenheimer Balanced Fund/VA
PIMCO Variable Insurance Trust:
  Foreign Bond Portfolio -- Administrative Class Shares       Foreign Bond Portfolio (U.S. Dollar Hedged) --
                                                                Administrative Class Shares


   Effective November 14, 2003, the Dreyfus Investment Portfolios-Emerging Markets Portfolio -- Initial Shares and the Federated Insurance
Series -- Federated International Small Company Fund II were liquidated pursuant by a decision made by the respective portfolio's Board of Trustees.

   During 2003, the Janus Aspen Series changed the name of its Aggressive Growth Portfolio -- Service Shares to Mid Cap Growth Portfolio -- Service Shares and Oppenheimer Variable Account Funds changed the name of its Oppenheimer Main Street Growth & Income Fund/VA -- Service Shares to Oppenheimer Main Street Fund/VA -- Service Shares.

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                               December 31, 2004


   As of December 31, 2004, the following portfolios funds were available, but not shown on the statements due to not having had any activity since their inception:

AIM Variable Insurance Funds:                                 Janus Aspen Series:
  AIM V.I. Growth Fund -- Series I shares                       Capital Appreciation Portfolio -- Service Shares
  AIM V.I. International Growth Fund -- Series II shares        Global Life Sciences Portfolio -- Service Shares
AllianceBernstein Variable Products Series Fund, Inc.:          Global Technology Portfolio -- Service Shares
  AllianceBernstein International Value Portfolio -- Class B    Growth Portfolio -- Service Shares
  AllianceBernstein Small Cap Growth Portfolio -- Class B       Mid Cap Growth Portfolio -- Service Shares
  AllianceBernstein Technology Portfolio -- Class B           Merrill Lynch Variable Series Funds, Inc.:
Dreyfus:                                                        Merrill Lynch Basic Value V.I. Fund -- Class III Shares
  The Dreyfus Socially Responsible Growth Fund, Inc. --         Merrill Lynch Large Cap Growth V.I. Fund -- Class III
   Initial Shares                                                Shares
Evergreen Variable Annuity Trust:                               Merrill Lynch Value Opportunities V.I. Fund -- Class III
  Evergreen VA Omega Fund--Class 2                               Shares
Fidelity Variable Insurance Products Fund:                    MFS(R) Variable Insurance Trust:
  VIP Asset Manager/SM /Portfolio -- Service Class 2            MFS(R) New Discovery Series -- Service Class Shares
  VIP Dynamic Capital Appreciation Portfolio -- Service       Oppenheimer Variable Account Funds:
   Class 2                                                      Oppenheimer Aggressive Growth Fund/VA -- Service Shares
  VIP Value Strategies Portfolio -- Service Class 2             Oppenheimer Balanced Fund/VA -- Service Shares
GE Investments Funds, Inc.:                                     Oppenheimer Capital Appreciation Fund/VA -- Service Shares
  Premier Growth Equity Fund                                  The Prudential Series Fund, Inc.:
  Real Estate Securities Fund                                   Jennison 20/20 Focus Portfolio -- Class II
                                                                Jennison Portfolio -- Class II Shares
                                                              Rydex Variable Trust:
                                                                OTC Fund
                                                              Salomon Brothers Variable Series Funds Inc:
                                                                Salomon Brothers Variable All Cap Fund -- Class II

   Effective November 15, 2004, the AIM Variable Insurance Funds -- AIM V.I. International Growth Fund -- Series II Shares and the AllianceBernstein Variable Product Series Fund -- AllianceBernstein International Value Portfolio -- Class B were added to the Account as available portfolios.

(2) Summary of Significant Accounting Policies

  (a) Investments

   Investments are stated at fair market value, which is based on the net asset value per share of the respective underlying portfolios. Purchases and redemptions of investments are recorded on the day the request for purchase or redemption is received (Valuation Day) and income distributions are recorded on the ex-dividend date. Realized gains and losses on investments are determined on the average cost basis. Units and unit values are disclosed as of the last Valuation Day of the applicable year or period.

  (b) Unit Class

   There is one unit class included in the Account that is sold under policy form NY1260 and NY1261. An indefinite number of units is authorized for sale.

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                               December 31, 2004


  (c) Federal Income Taxes

   The operations of the Account are a part of, and taxed with, the operations of GE Capital Life. Therefore, the Account is not separately taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Under existing federal income tax laws, investment income and capital gains of the Account are not taxed. Accordingly, the Account paid no federal income taxes and no federal income tax payment was required. GE Capital Life is taxed as a life insurance company under the Code.

  (d) Use of Estimates

   Financial statements prepared in conformity with U.S. generally accepted accounting principles require management to make estimates and assumptions that affect amounts and disclosures reported therein. Actual results could differ from those estimates.

(3) Purchases and Sales of Investments

   The aggregate cost of the investments acquired and the aggregate proceeds of investments sold, for the year ended December 31, 2004 were:

                                                          Cost of   Proceeds
                                                           Shares     from
Fund/Portfolio                                            Acquired Shares Sold
--------------                                            -------- -----------
AIM Variable Insurance Funds:
 AIM V.I. Basic Value Fund -- Series II shares........... $   205    $    31
 AIM V.I. Capital Appreciation Fund -- Series I shares...     285        141
 AIM V.I. Premier Equity Fund -- Series I shares.........     191         95
AllianceBernstein Variable Products Series Fund, Inc.:
 AllianceBernstein Growth and Income Portfolio -- Class B   5,292      1,465
 AllianceBernstein Premier Growth Portfolio -- Class B...     285         77
Eaton Vance Variable Trust:
 VT Floating-Rate Income Fund............................   2,214      1,184
 VT Worldwide Health Sciences Fund.......................   1,934        492
Federated Insurance Series:
 Federated High Income Bond Fund II -- Service Shares....     385        310
 Federated Kaufmann Fund II -- Service Shares............   4,087      1,014
Fidelity Variable Insurance Products Fund:
 VIP Contrafund(R) Portfolio -- Service Class 2..........   6,683        942
 VIP Equity-Income Portfolio -- Service Class 2..........   1,500        273
 VIP Growth & Income Portfolio -- Service Class 2........     240        606
 VIP Growth Portfolio -- Service Class 2.................   5,186      1,357
 VIP Mid Cap Portfolio -- Service Class 2................   7,410      1,300
GE Investments Funds, Inc.:
 Income Fund.............................................     283         72
 Mid-Cap Equity Fund.....................................   7,929      3,256
 Money Market Fund.......................................  42,493     42,049
 S&P 500(R) Index Fund...................................  12,595      2,486
 Small-Cap Value Equity Fund.............................   5,641      2,005
 Total Return Fund.......................................     293        392
 U.S. Equity Fund........................................      61        467
 Value Equity Fund.......................................      84         41

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                               December 31, 2004

                                                                            Cost of   Proceeds
                                                                             Shares     from
Fund/Portfolio                                                              Acquired Shares Sold
--------------                                                              -------- -----------
Greenwich Street Series Fund:
 Salomon Brothers Variable Aggressive Growth Fund -- Class II.............. $   102    $   15
Janus Aspen Series:
 Balanced Portfolio -- Service Shares......................................  10,481     1,172
 International Growth Portfolio -- Service Shares..........................   4,472     6,861
 Worldwide Growth Portfolio -- Service Shares..............................   2,420       339
MFS(R) Variable Insurance Trust:
 MFS(R) Investors Growth Stock Series -- Service Class Shares..............       0       574
 MFS(R) Investors Trust Series -- Service Class Shares.....................     285       143
 MFS(R) Utilities Series -- Service Class Shares...........................       2       136
Nations Separate Account Trust:
 Nations Marsico Growth Portfolio..........................................   1,245       135
 Nations Marsico International Opportunities Portfolio.....................   5,654        48
Oppenheimer Variable Account Funds:
 Oppenheimer Global Securities Fund/VA -- Service Shares...................     763       131
 Oppenheimer Main Street Fund/VA -- Service Shares.........................   3,884     1,009
 Oppenheimer Main Street Small Cap Fund/VA -- Service Shares...............   4,696     1,056
PIMCO Variable Insurance Trust:
 Foreign Bond Portfolio (U.S. Dollar Hedged) -- Administrative Class Shares   6,837       987
 High Yield Portfolio -- Administrative Class Shares.......................  14,213     4,040
 Long-Term U.S. Government Portfolio -- Administrative Class Shares........   5,914     8,867
 Total Return Portfolio -- Administrative Class Shares.....................  15,405     8,671
Van Kampen Life Investment Trust:
 Comstock Portfolio -- Class II Shares.....................................   2,110       606
 Emerging Growth Portfolio -- Class II Shares..............................     976       581

(4)Related Party Transactions

  (a) GE Capital Life

   Policy Form NY1260 and NY1261

   Net premiums transferred from GE Capital Life to the Account represent gross premiums recorded by GE Capital Life on its flexible premium single life and joint and last survivor variable life insurance policies less deductions. A 5% charge from each premium (7.5% maximum) is assessed before the premium payment is allocated to the subaccounts. This charge is not assessed against the policy loan portion of a premium received from the rollover of another life insurance policy.

   Policy owners may elect to allocate premium payments to a Guarantee Account that is part of the general account of GE Capital Life. Amounts allocated to the Guarantee Account earn interest at the interest rate in effect at the time of such allocation or transfer. The interest rate remains in effect for a guaranteed period of time, after which a new rate may be declared. Policy owners may transfer amounts from the Guarantee Account to the subaccounts of the Account and in certain instances transfer amounts from the subaccounts of the Account to the Guarantee Account.

   A monthly deduction is made on the policy date and on each monthly anniversary date from the policy value. The monthly deduction consists of a cost of the mortality and expense risk charge (discussed below), a policy charge of $5 ($8 per month maximum), a maximum monthly expense charge of $0.33 per $1,000 of base specified amount for the first 10 policy years and for 10 years following an increase in specified amount. There is also a maximum monthly expense of $0.33

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                               December 31, 2004

per $1,000 of modified base specified amount for the first 10 policy years and for 10 years following an increase in base specified amount. GE Capital Life also assesses charges for additional benefits added by riders to the policy. There is a cost of insurance charge assessed to all policies which varies by the Insured's gender, issue age, risk class and year of coverage but is guaranteed not to exceed $83.33 per $1,000 of specified amount (currently, $67.13 per $1,000 of specified amount).

   A mortality and expense risk charge is deducted monthly from the unloaned assets in the subaccounts. This charge is for the mortality and expense risks that GE Capital Life assumes. This charge is equal to an effective annual rate of 0.50% for the first $100,000 of the policy's unloaned assets in the subaccounts (0.50% for the first $200,000 of unloaned assets in the subaccounts for a joint and last survivor policy). During the first 20 policy years, a mortality and expense risk charge at an annual effective rate of 0.10% for the policy's unloaned assets in the subaccounts over $100,000 ($200,000 for a joint and last survivor policy) is also assessed. Beginning with policy year 21, GE Capital Life does not deduct a mortality and expense risk charge for the policy's unloaned assets in the subaccounts over $100,000 ($200,000 for a joint and last survivor policy).

   There will be a surrender charge if the policy is surrendered during the first 10 policy years or the first 10 policy years following an increase in specified amount. The maximum surrender charge assessed is $32.00 per $1,000 of specified amount. This charge is calculated by multiplying a factor times the lowest specified amount in effect before the surrender, divided by 1,000. The factor depends on the issue age and gender (where applicable) and by the year of coverage. The surrender charge remains level for the first five policy years and then decreases each policy month to zero over the next five policy years.

   A net loan charge of an annualized rate of 0.15% for policy years 1 - 5 is assessed for all loans taken. There is no charge assessed after the fifth policy year.

   GE Capital Life reserves the right to assess a partial surrender processing fee of the lesser of $25 or 2% of the amount surrendered is assessed on all partial surrenders. Currently there is no charge assessed for partial surrenders.

   GE Capital Life reserves the right to assess an illustration preparation fee of $25 per illustration. Currently, there is no charge assessed for illustrations.

   GE Capital Life reserves the right to assess a transfer fee of $20 for each transfer. Currently, there is no charge assessed for transfers.

  (b) Capital Brokerage Corporation

   Capital Brokerage Corporation (CBC), an affiliate of GE Capital Life, is a Washington corporation registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. CBC serves as principal underwriter for variable life insurance policies and variable annuity contracts issued by GE Capital Life. GE Capital Life pays commissions and other marketing related expenses to CBC. Certain officers and directors of GE Capital Life are also officers and directors of CBC.

  (c) GE Investments Funds, Inc.

   GE Investments Funds, Inc. (the Fund) is an open-end diversified management investment company. GE Asset Management Incorporated (Investment Advisor), a wholly-owned subsidiary of the General Electric Company, currently serves as investment advisor to GE Investments Funds, Inc. As compensation for its services, the Investment Advisor is paid an investment advisory fee by the Fund based on the average daily net assets at an effective annual rate of 0.60% for the Global Income Fund, 0.50% for the Income Fund, 1.00% maximum for the International Equity Fund, 0.65% for the Mid-Cap Equity Fund, 0.50% maximum for the Money Market Fund, 0.65% for the Premier Growth Equity Fund, 0.85% maximum for the Real Estate Securities Fund, 0.35% for the S&P 500(R) Index Fund, 0.80% for the Small-Cap Value Equity

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                               December 31, 2004

Fund, 0.50% maximum for the Total Return Fund, 0.55% for the U.S. Equity Fund, and 0.65% for the Value Equity Fund. The management fee declines incrementally as the portfolios assets increase for the International Equity Fund, Money Market Fund, Real Estate Securities Fund and the Total Return Fund.

(5)Capital Transactions

   All dividends and capital gain distributions of the portfolios are automatically reinvested in shares of the distributing portfolios at their net asset value on the date of distribution. Portfolio dividends or portfolio distributions are not paid to policy owners as additional units, but instead are reflected in unit values.

   The increase (decrease) in outstanding units and amounts by subaccount from capital transactions for the years or lesser periods ended December 31, 2004 and 2003 are reflected in the Statements of Changes in Net Assets.

(6)Financial Highlights

   A summary by subaccount of the outstanding units, unit values, net assets, expense ratios, investment income ratios and total return ratios for the years or lesser periods ended December 31, 2004, 2003 and 2002 follows. Financial highlights are only disclosed for subaccounts and unit types that had outstanding units as of December 31.

   Expenses as a percentage of average net assets represent the annualized policy expenses of the separate account.. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolios are excluded. The expenses as a percentage of average net assets for Type I are zero because the expenses are deducted monthly by redemption of units.

   The investment income ratio represents the ordinary dividends received by the Account from the underlying portfolio divided by average net assets.

   The total return below represents the annual total return for the year or lesser period indicated and includes deductions for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Standardized total returns shown separately in a Prospectus or marketing material for a product supported by the Account include the maximum policy charges that may be assessed to any policy through both the daily unit value calculation and the redemption of units. Accordingly, these standardized total returns will generally reflect a lower return than the total return below.

                                                               Net Assets    Expenses as a Investment
                                                             --------------- % of Average    Income   Total
Type I:                                                Units Unit Value  $    Net Assets     Ratio    Return
-------                                                ----- ---------- ---- ------------- ---------- ------
AIM Variable Insurance Funds:
 AIM V.I. Basic Value Fund -- Series II shares
   2004...............................................  14     $14.45   $195     0.00%        0.00%   10.84%
 AIM V.I. Capital Appreciation Fund -- Series I shares
   2004...............................................  14      12.94    180     0.00%        0.00%    6.63%
   2003...............................................   2      12.14     24     0.00%        0.00%   29.52%
 AIM V.I. Premier Equity Fund -- Series I shares
   2004...............................................  10      12.26    119     0.00%        0.92%    5.77%
   2003...............................................   1      11.59     16     0.00%        0.00%   25.08%

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                               December 31, 2004

                                                                 Net Assets     Expenses as a Investment
                                                             ------------------ % of Average    Income   Total
Type I:                                                Units Unit Value    $     Net Assets     Ratio    Return
-------                                                ----- ---------- ------- ------------- ---------- ------
AllianceBernstein Variable Products Series Fund, Inc.:
 AllianceBernstein Growth and Income Portfolio --
   Class B
   2004...............................................   468   $13.83   $ 6,468     0.00%        0.76%   11.22%
   2003...............................................   168    12.43     2,091     0.00%        0.66%   32.18%
   2002...............................................     9     9.41        88     0.00%        0.00%   (5.90)%
 AllianceBernstein Premier Growth Portfolio -- Class B
   2004...............................................    30    12.02       365     0.00%        0.00%    8.35%
   2003...............................................    12    11.10       128     0.00%        0.00%   23.37%
Eaton Vance Variable Trust:
 VT Floating-Rate Income Fund
   2004...............................................    98    10.53     1,034     0.00%        1.65%    2.83%
 VT Worldwide Health Sciences Fund
   2004...............................................   266    12.77     3,404     0.00%        0.00%    6.24%
   2003...............................................   150    12.02     1,799     0.00%        0.00%   20.23%
Federated Insurance Series:
 Federated High Income Bond Fund II -- Service Shares
   2004...............................................    22    14.22       316     0.00%        6.68%   10.16%
   2003...............................................    18    12.91       232     0.00%        0.00%   21.79%
 Federated Kaufmann Fund II -- Service Shares
   2004...............................................   488    15.39     7,507     0.00%        0.00%   14.48%
   2003...............................................   263    13.44     3,528     0.00%        0.00%   34.43%
Fidelity Variable Insurance Products Fund:
 VIP Contrafund(R) Portfolio -- Service Class 2
   2004............................................... 1,088    14.15    15,389     0.00%        0.15%   15.16%
   2003...............................................   626    12.29     7,688     0.00%        0.00%   28.20%
 VIP Equity-Income Portfolio -- Service Class 2
   2004...............................................   224    13.76     3,088     0.00%        1.07%   11.23%
   2003...............................................   128    12.37     1,589     0.00%        0.32%   30.03%
   2002...............................................     9     9.51        89     0.00%        0.00%   (4.90)%
 VIP Growth & Income Portfolio -- Service Class 2
   2004...............................................   382    12.51     4,776     0.00%        0.78%    5.52%
   2003...............................................   415    11.86     4,922     0.00%        0.00%   23.44%
 VIP Growth Portfolio -- Service Class 2
   2004...............................................   433    12.64     5,478     0.00%        0.10%    3.12%
   2003...............................................   125    12.26     1,533     0.00%        0.00%   32.54%
 VIP Mid Cap Portfolio -- Service Class 2
   2004............................................... 1,157    16.81    19,453     0.00%        0.00%   24.66%
   2003...............................................   686    13.48     9,254     0.00%        0.00%   38.25%
GE Investments Funds, Inc.:
 Income Fund
   2004...............................................    39    11.06       430     0.00%        6.78%    3.42%
   2003...............................................    22    10.70       234     0.00%        7.85%    3.60%
   2002...............................................     4    10.32        46     0.00%        2.62%    3.20%

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                               December 31, 2004

                                                                 Net Assets     Expenses as a Investment
                                                             ------------------ % of Average    Income   Total
Type I:                                                Units Unit Value    $     Net Assets     Ratio    Return
-------                                                ----- ---------- ------- ------------- ---------- ------
 Mid-Cap Equity Fund
   2004...............................................   824   $14.49   $11,942     0.00%        1.26%   16.02%
   2003...............................................   551    12.49     6,882     0.00%        2.66%   32.94%
   2002...............................................     5     9.40        45     0.00%        0.00%   (6.00)%
 Money Market Fund
   2004...............................................   435     1.02       445     0.00%        0.47%    0.95%
 S&P 500(R) Index Fund
   2004............................................... 1,734    13.38    23,200     0.00%        2.13%   10.46%
   2003...............................................   925    12.11    11,198     0.00%        2.15%   28.27%
   2002...............................................     9     9.44        88     0.00%        1.33%   (5.60)%
 Small-Cap Value Equity Fund
   2004...............................................   772    13.67    10,554     0.00%        7.81%   15.15%
   2003...............................................   545    11.87     6,467     0.00%        0.14%   24.11%
 Total Return Fund
   2004...............................................    30    12.49       370     0.00%        1.13%    8.19%
   2003...............................................    39    11.55       449     0.00%        1.09%   15.49%
 U.S. Equity Fund
   2004...............................................   373    12.62     4,707     0.00%        1.31%    8.17%
   2003...............................................   412    11.67     4,812     0.00%        0.85%   23.28%
 Value Equity Fund
   2004...............................................     4    12.88        46     0.00%        1.75%    9.57%
Greenwich Street Series Fund:
 Salomon Brothers Variable Aggressive Growth Fund --
   Class II
   2004...............................................     7    13.81        97     0.00%        0.00%    8.79%
Janus Aspen Series:
 Balanced Portfolio -- Service Shares
   2004............................................... 1,709    12.07    20,634     0.00%        2.82%    8.29%
   2003...............................................   898    11.15    10,008     0.00%        3.05%   13.72%
   2002...............................................     5     9.80        45     0.00%        0.00%   (2.00)%
 International Growth Portfolio -- Service Shares
   2004...............................................   193    14.83     2,865     0.00%        0.69%   18.69%
   2003...............................................   340    12.49     4,245     0.00%        0.16%   34.53%
 Worldwide Growth Portfolio -- Service Shares
   2004...............................................   430    11.79     5,065     0.00%        1.15%    4.53%
   2003...............................................   239    11.28     2,696     0.00%        0.80%   23.68%
MFS(R) Variable Insurance Trust:
 MFS(R) Investors Growth Stock Series -- Service Class
   Shares
   2004...............................................   383    12.26     4,698     0.00%        0.00%    8.98%
   2003...............................................   434    11.25     4,880     0.00%        0.00%   22.60%
 MFS(R) Investors Trust Series -- Service Class Shares
   2004...............................................    14    12.68       183     0.00%        0.00%   11.12%
   2003...............................................     2    11.41        25     0.00%        0.00%   21.84%
 MFS(R) Utilities Series -- Service Class Shares
   2004...............................................     7    17.99       118     0.00%        1.48%   29.84%
   2003...............................................    16    13.86       219     0.00%        0.00%   35.57%

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                               December 31, 2004

                                                                 Net Assets     Expenses as a Investment
                                                             ------------------ % of Average    Income   Total
Type I:                                                Units Unit Value    $     Net Assets     Ratio    Return
-------                                                ----- ---------- ------- ------------- ---------- ------
Nations Separate Account Trust:
 Nations Marsico Growth Portfolio
   2004...............................................   196   $14.11   $ 2,767     0.00%        0.00%   13.03%
   2003...............................................   105    12.48     1,316     0.00%        0.00%   24.83%
 Nations Marsico International Opportunities Portfolio
   2004...............................................   361    15.77     5,692     0.00%        0.33%   16.59%
Oppenheimer Variable Account Funds:
 Oppenheimer Global Securities Fund/VA -- Service
   Shares
   2004...............................................   107    15.68     1,681     0.00%        0.83%   18.88%
   2003...............................................    59    13.19       783     0.00%        0.00%   42.86%
 Oppenheimer Main Street Fund/VA -- Service Shares
   2004...............................................   552    12.76     7,050     0.00%        0.59%    9.14%
   2003...............................................   314    11.69     3,673     0.00%        0.00%   26.44%
 Oppenheimer Main Street Small Cap Fund/VA --
   Service Shares
   2004...............................................   395    16.50     6,521     0.00%        0.00%   19.18%
   2003...............................................   139    13.84     1,923     0.00%        0.00%   38.43%
PIMCO Variable Insurance Trust:
 Foreign Bond Portfolio (U.S. Dollar Hedged) --
   Administrative Class Shares
   2004............................................... 1,014    11.18    11,334     0.00%        3.51%    5.56%
   2003...............................................   505    10.59     5,348     0.00%        2.35%    2.26%
 High Yield Portfolio -- Administrative Class Shares
   2004............................................... 1,888    14.61    27,584     0.00%        6.67%    9.54%
   2003............................................... 1,228    13.34    16,380     0.00%        7.37%   22.85%
   2002...............................................     4    10.86        46     0.00%        0.00%    8.60%
 Long-Term U.S. Government Portfolio -- Administrative
   Class Shares
   2004............................................... 1,707    11.73    20,012     0.00%        4.05%    7.57%
   2003............................................... 2,079    10.90    22,658     0.00%        2.64%    3.90%
 Total Return Portfolio -- Administrative Class Shares
   2004............................................... 2,081    11.44    23,815     0.00%        2.62%    4.89%
   2003............................................... 1,530    10.91    16,691     0.00%        2.27%    5.04%
Van Kampen Life Investment Trust:
 Comstock Portfolio -- Class II Shares
   2004...............................................   250    15.09     3,778     0.00%        0.64%   17.43%
   2003...............................................   145    12.85     1,864     0.00%        0.00%   30.77%
 Emerging Growth Portfolio -- Class II Shares
   2004...............................................    36    11.33       406     0.00%        0.00%    6.78%

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                             Financial Statements

                     Year ended December 31, 2004 and 2003

    (With Report of Independent Registered Public Accounting Firm Thereon)

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                               Table of Contents

                               December 31, 2004

                                                                            Page
                                                                            ----
Financial Statements:

   Report of Independent Registered Public Accounting Firm................. F-1

   Statements of Income.................................................... F-2

   Balance Sheets.......................................................... F-3

   Statements of Stockholder's Interest.................................... F-4

   Statements of Cash Flows................................................ F-5

   Notes to Financial Statements........................................... F-6

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
GE Capital Life Assurance Company of New York:

We have audited the accompanying balance sheets of GE Capital Life Assurance Company of New York (the Company) as of December 31, 2004 and 2003, and the related statements of income, stockholder's interest, and cash flows for each of the years in the three-year period ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GE Capital Life Assurance Company of New York as of December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the financial statements, the Company changed its method of accounting for certain nontraditional long-duration contracts and for separate accounts in 2004 and its method of accounting for goodwill and other intangible assets in 2002.

/s/ KPMG LLP

Richmond, Virginia
April 1, 2005

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                             Statements of Income
                         (Dollar amounts in millions)

                              Years Ended December 31,
                              ------------------------
                               2004     2003    2002
                              ------   ------  ------
Revenues:
   Net investment income..... $219.7   $245.5  $220.7
   Premiums..................  193.1    236.5   221.5
   Net realized
     investment gains
     (losses)................   (0.3)     3.1     7.5
   Other income..............    5.2      2.8     1.2
                              ------   ------  ------
       Total revenues........  417.7    487.9   450.9
                              ------   ------  ------
Benefits and expenses:
   Interest credited.........  120.9    142.7   129.6
   Benefits and other
     changes in policy
     reserves................  180.5    253.2   259.3
   Underwriting,
     acquisition and
     insurance expenses,
     net of deferrals........   38.3     29.0    31.6
   Amortization of
     deferred
     acquisition costs
     and intangibles.........   24.7     34.3    17.2
                              ------   ------  ------
       Total benefits
         and expenses........  364.4    459.2   437.7
                              ------   ------  ------
Income before income
  taxes......................   53.3     28.7    13.2
Provision (benefit) for
  income taxes...............  (25.7)    10.0     0.4
                              ------   ------  ------
Net income................... $ 79.0   $ 18.7  $ 12.8
                              ======   ======  ======

                See accompanying notes to financial statements.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                                Balance Sheets
              (Dollar amounts in millions, except share amounts)

                               December 31,
                             -----------------
                               2004     2003
                             -------- --------
Assets
Investments:
   Fixed maturities
     available-for-sale,
     at fair value.......... $3,716.8 $4,147.7
   Equity securities
     available-for-sale,
     at fair value..........     47.3     45.4
   Mortgage loans, net
     of valuation
     allowance of $4.7
     and $4.2 at
     December 31, 2004
     and 2003,
     respectively...........    543.3    485.5
   Policy Loans.............      1.0      1.3
   Other invested assets....    293.9     62.4
   Short-term investments...       --     34.9
                             -------- --------
      Total investments.....  4,602.3  4,777.2
                             -------- --------
Cash and cash equivalents...     18.4     28.3
Accrued investment income...     44.6     79.9
Deferred acquisition
 costs......................    235.7    232.1
Goodwill....................     54.1     54.1
Intangible assets...........     10.1     82.9
Other assets................     30.5     37.2
Reinsurance recoverable.....  1,208.5     18.6
Separate account assets.....    232.3    146.0
                             -------- --------
      Total assets.......... $6,436.5 $5,456.3
                             -------- --------
Liabilities and
Stockholder's Interest
Liabilities:
   Future annuity and
     contract benefits...... $4,935.0 $4,309.7
   Liability for policy
     and contract claims....    173.5    141.1
   Unearned premiums........     47.6     44.6
   Other policyholder
     liabilities............      5.8     25.8
   Accounts payable and
     accrued expenses.......    351.1    133.4
   Deferred income tax
     liability..............     35.1     60.8
   Separate account
     liabilities............    232.3    146.0
                             -------- --------
      Total liabilities.....  5,780.4  4,861.4
                             -------- --------
Stockholder's interest:
   Net unrealized
     investment gains.......     53.9     70.1
                             -------- --------
   Accumulated non-owner
     changes in
     stockholder's
     interest...............     53.9     70.1
   Common stock ($1,000
     par value, 2,000
     shares authorized,
     issued and
     outstanding)...........      2.0      2.0
   Additional paid-in
     capital................    422.6    422.6
   Retained earnings........    177.6    100.2
                             -------- --------
      Total
        stockholder's
        interest............    656.1    594.9
                             -------- --------
      Total liabilities
        and
        stockholder's
        interest............ $6,436.5 $5,456.3
                             ======== ========

                See accompanying notes to financial statements.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                     Statements of Stockholder's Interest
              (Dollar amounts in millions, except share amounts)

                                                        Accumulated
                               Common Stock  Additional  Non-owner               Total
                               -------------  Paid-In     Changes   Retained Stockholder's
                               Shares Amount  Capital    In Equity  Earnings   Interest
                               ------ ------ ---------- ----------- -------- -------------
Balances at January 1,
  2002........................ 2,000   $2.0    $387.6     $ (2.7)    $ 68.7     $455.6
                               -----   ----    ------     ------     ------     ------
Changes other than
  transactions with
  stockholder:
   Net income.................    --     --        --         --       12.8       12.8
   Net unrealized gains
     on investment
     securities (a)...........    --     --        --       56.9         --       56.9
                                                                                ------
       Total changes
         other than
         transactions
         with stockholder.....    --     --        --         --         --       69.7
Capital contribution..........    --     --      35.0         --         --       35.0
                               -----   ----    ------     ------     ------     ------
Balances at December 31,
  2002........................ 2,000    2.0     422.6       54.2       81.5      560.3
                                                                                ------
Changes other than
  transactions with
  stockholder:
   Net income.................    --     --        --         --       18.7       18.7
   Net unrealized gains
     on investment
     securities (a)...........    --     --        --       15.9         --       15.9
                                                                                ------
       Total changes
         other than
         transactions
         with stockholder.....    --     --        --         --         --       34.6
                               -----   ----    ------     ------     ------     ------
Balances at December 31,
  2003........................ 2,000    2.0     422.6       70.1      100.2      594.9
                                                                                ------
Changes other than
  transactions with
  stockholder:
   Net income.................    --     --        --         --       79.0       79.0
   Net unrealized losses
     on investment
     securities (a)...........    --     --        --      (16.2)        --      (16.2)
                                                                                ------
       Total changes
         other than
         transactions
         with stockholder.....    --     --        --         --         --       62.8
Dividends declared............    --     --        --         --       (1.6)      (1.6)
                               -----   ----    ------     ------     ------     ------
Balances at December 31,
  2004........................ 2,000   $2.0    $422.6     $ 53.9     $177.6     $656.1
                               =====   ====    ======     ======     ======     ======

--------
(a)Presented net of deferred taxes of $8.4 million, $(8.3) million and $(30.8) million in 2004, 2003 and 2002, respectively.



                See accompanying notes to financial statements.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                           Statements of Cash Flows
                         (Dollar amounts in millions)

                                            Years Ended December 31,
                                        -------------------------------
                                           2004       2003       2002
                                        ---------  ---------  ---------
Cash flows from
  operating activities:
   Net income.......................... $    79.0  $    18.7  $    12.8
   Adjustments to
     reconcile net
     income to net cash
     from operating
     activities:
       Change in future
         policy benefits...............     288.7      308.5      325.7
   Net realized
     investment (gains)
     losses............................       0.3       (3.1)      (7.5)
   Amortization of
     investment premiums
     and discounts.....................       8.1       15.8        4.4
   Acquisition costs
     deferred..........................     (59.4)     (75.6)     (71.7)
   Amortization of
     intangibles, net..................      24.7       34.3       17.2
   Deferred income taxes...............     (17.5)      27.3      (13.7)
   Change in certain
     assets and
     liabilities:
       (Increase)
         decrease in:
          Accrued
            investment
            income.....................      35.3      (15.1)       4.3
          Other assets,
            net........................       4.5       64.7      149.1
       Increase
         (decrease) in:
          Other
            policyholder
            related
            balances...................     (20.1)     (29.4)     (15.3)
          Policy and
            contract
            claims.....................     (60.8)      29.2       32.2
          Accounts
            payable and
            accrued
            expenses...................     (31.5)      69.7     (122.9)
                                        ---------  ---------  ---------
              Net cash
                from
                operating
                activities.............     251.3      445.0      314.6
                                        ---------  ---------  ---------
Cash flows from
  investing activities:
   Short-term investing
     activities, net...................      34.9         --      (29.9)
   Proceeds from sales
     and maturities of
     investments in
     securities........................     658.0      851.2    1,201.1
   Purchases of
     securities........................  (1,224.1)  (1,499.6)  (1,835.2)
   Mortgage and policy
     loan originations.................    (154.3)    (201.1)     (69.7)
   Principal collected
     on mortgage and
     policy loans......................      95.9       57.1       64.6
                                        ---------  ---------  ---------
              Net cash
                from
                investing
                activities.............    (589.6)    (792.4)    (669.1)
                                        ---------  ---------  ---------
Cash flows from
  financing activities:
   Proceeds from
     issuance of
     investment contracts..............     640.4      557.5      583.9
   Capital contribution................        --         --       35.0
   Redemption and
     benefit payments on
     investment contracts..............    (312.0)    (221.1)    (228.6)
                                        ---------  ---------  ---------
              Net cash
                from
                financing
                activities.............     328.4      336.4      390.3
                                        ---------  ---------  ---------
              Net
                increase
                (decrease)
                in cash
                and cash
                equivalents............      (9.9)     (11.0)      35.8
Cash and cash
  equivalents at
  beginning of year....................      28.3       39.3        3.5
                                        ---------  ---------  ---------
Cash and cash
  equivalents at end of
  year................................. $    18.4  $    28.3  $    39.3
                                        =========  =========  =========


                See accompanying notes to financial statements.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                         Notes to Financial Statements

                 Years Ended December 31, 2004, 2003, and 2002


(1)Basis of Presentation and Summary of Significant Accounting Policies

   The accompanying financial statements include the historical operations and accounts of GE Capital Life Assurance Company of New York ("GECLA-NY"). GECLA-NY (the "Company", "we", "us", or "our" unless context otherwise requires) is a wholly-owned subsidiary of General Electrical Capital Assurance Company ("GE Capital Assurance"), which, in turn, is a wholly-owned subsidiary of GNA Corporation ("GNA").

   On May 24, 2004, GE Financial Assurance Holdings, Inc., ("GEFAHI") transferred substantially all of its assets to Genworth Financial, Inc. ("Genworth"), including all of the outstanding capital stock of GNA, our indirect parent. As a result, we became an indirect, wholly-owned subsidiary of Genworth. On May 25, 2004, Genworth's Class A common stock began trading on The New York Stock Exchange. As of December 31, 2004, approximately 30% of Genworth's common stock is now owned by public stockholders. GEFAHI owns approximately 70% of Genworth's common stock as December 31, 2004.

  (a) Basis of Presentation

   These financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America ("U.S. GAAP"). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and related disclosures. Actual results could differ from those estimates. Certain prior year amounts have been reclassified to conform to the current year presentation.

  (b) Products

   Our product offerings are divided along two major segments of consumer needs: (i) Retirement Income and Investments and (ii) Protection.

   Retirement Income and Investments products include deferred annuities (variable and fixed) which are investment vehicles intended for contractholders who want to accumulate tax-deferred assets for retirement, desire a tax-efficient source of income and seek to protect against outliving their assets.

   Protection products are intended to provide protection against financial hardship primarily after the death of an insured and to protect income and assets from other adverse economic impacts of significant health care costs. Our principal product lines under the Protection segment are universal life insurance, whole life and long-term care insurance.

   We market and sell products in the State of New York through financial institutions and various agencies. During 2004, 2003 and 2002, 70%, 55%, and 78% respectively, of product sales were distributed through five financial institutions, including one financial institution, which accounted for 52%, 34%, and 55%, respectively, of total product sales.

  (c) Premiums

   For traditional long-duration insurance contracts, we report premiums as earned when due.

   Premiums received under annuity contracts without significant mortality risk and premiums received on investment and universal life products are not reported as revenues but rather as deposits and are included in liabilities for future annuity and contract benefits.

  (d) Net Investment Income and Net Realized Investment Gains and Losses

   Investment income is recorded when earned. Realized investment gains and losses are calculated on the basis of specific identification.

   Investment income on mortgage-backed and asset-backed securities is initially based upon yield, cash flow, and prepayment assumptions at the date of purchase. Subsequent revisions in those assumptions are recorded using the

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                 Years Ended December 31, 2004, 2003, and 2002

retrospective or prospective method. Under the retrospective method, used for mortgage-backed and asset-backed securities of high credit quality (ratings equal to or greater than AA or that are U.S. Agency backed) which cannot be contractually prepaid, amortized cost of the security is adjusted to the amount that would have existed had the revised assumptions been in place at the date of purchase. The adjustments to amortized cost are recorded as a charge or credit to net investment income. Under the prospective method, which is used for all other mortgage-backed and asset-backed securities, future cash flows are estimated and interest income is recognized going forward using the new internal rate of return. As of December 31, 2004, all our mortgage-backed and asset-backed securities that have had subsequent revisions in yield, cash flow or prepayment assumptions were accounted for under the retrospective method.

  (e) Other Income

   Other income consists primarily of insurance charges assessed on universal life contracts, fees assessed against policyholder account values and surrender fee income. Charges to policyholder accounts for universal life cost of insurance is recognized as revenue when due. Variable product fees are charged to variable annuity policyholders based upon the daily net assets of the policyholder's account values and are recognized as revenue when charged. Policy surrender fees are recognized as income when the policy is surrendered.

  (f) Cash and Cash Equivalents

   Certificates, money market funds and other time deposits with original maturities of less than 90 days are considered cash equivalents in the Balance Sheets and Statements of Cash Flows. Items with maturities greater than 90 days but less than a year are included in short-term investments.

  (g) Investment Securities

   We have designated all of our investment securities as available-for-sale and report them in our Balance Sheets at fair value. We obtain values for actively traded securities from external pricing services. For infrequently traded securities, we obtain quotes from brokers, or we estimate values using internally developed pricing models. These models are based upon common valuation techniques and require us to make assumptions regarding credit quality, liquidity and other factors that affect estimated values. Changes in the fair value of available-for-sale investments, net of the effect on deferred acquisition costs ("DAC"), present value of future profits ("PVFP") and deferred income taxes, are reflected as unrealized investment gains or losses in a separate component of accumulated nonowner changes in stockholder's interest and accordingly, have no effect on net income.

   We regularly review investment securities for impairment in accordance with our policy, which includes both quantitative and qualitative criteria. Quantitative criteria include length of time and amount that each security position is in an unrealized loss position, and for fixed maturities, whether the issuer is in compliance with terms and covenants of the security. Our qualitative criteria include the financial strength and specific prospects for the issuer as well as our intent to hold the security until recovery. Our impairment reviews involve our finance, risk and asset management teams as well as the portfolio management and research capabilities of GE Asset Management, Inc. ("GEAM") and other third party asset managers, as appropriate. We actively perform comprehensive market research, monitor market conditions and segment our investments by credit risk in order to minimize impairment risks. The risks inherent in reviewing the impairment of any investment security include the risk that market results may differ from expectations; facts and circumstances may change in the future and differ from estimates and assumptions; or we may later decide to sell an investment security before it recovers in value as a result of changed circumstances. If we change our estimate to conclude that a decline in the value of an investment security is other than temporary, we will reflect a charge for the impairment in the period our estimate changes.

  (h) Securities Lending Activity

   We engage in certain securities lending transactions, which require the borrower to provide collateral, primarily consisting of cash and government securities, on a daily basis, in amounts equal to or exceeding 102% of the fair value of the

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                 Years Ended December 31, 2004, 2003, and 2002

applicable securities loaned. We maintain effective control over all loaned securities and therefore, continue to report such securities as fixed maturities in the Balance Sheets.

   Cash collateral received on securities lending transactions is reflected in other invested assets with an offsetting liability recognized in accounts payable and accrued expenses for the obligation to return the collateral. Non-cash collateral, such as a security received by us, is not reflected in our assets in the balance Sheets, as we have not or repledged or sold the collateral. The fair value of collateral held and included in other invested assets was $293.9 million and $62.4 million at December 31, 2004 and 2003, respectively. We had non-cash collateral of $5.3 million and $0 million at December 31, 2004 and 2003, respectively.

  (i) Mortgage and Policy Loans

   Mortgage and policy loans are stated at their unpaid principal balance. Mortgage loans are stated net of an allowance for estimated uncollectible amounts. The allowance for losses is determined primarily on the basis of management's best estimate of probable losses, including specific allowances for known troubled loans, if any.

  (j) Short-term Investments

   Short-term investments are stated at amortized cost, which approximates fair value. Equity securities are stated at fair value. Other long-term investments are stated generally at amortized cost.

  (k) Deferred Acquisition Costs

   Acquisition costs include costs that vary with and are primarily related to the acquisition of insurance and investment contracts. Such costs are deferred and amortized as follows:

   Long-Duration Contracts -- Acquisition costs include commissions in excess of ultimate renewal commissions, solicitation and printing costs, sales material and some support costs, such as underwriting and contract and policy issuance expenses. Amortization for traditional long-duration insurance products is determined as a level proportion of premium based on commonly accepted actuarial methods and reasonable assumptions regarding mortality, morbidity, lapse rates, expenses and future yield on related investments established when the contract or policy is issued. Amortization for annuity contracts without significant mortality risk and investment and universal life products is based on estimated gross profits and is adjusted as those estimates are revised.

   We regularly review all of these assumptions and periodically test DAC for recoverability. For deposit products, if the current present value of estimated future gross profits is less than the unamortized DAC for a line of business, a charge to income is recorded for additional DAC amortization. For other products, if the benefit reserve plus anticipated future premiums and interest earnings for a line of business are less than the current estimate of future benefits and expenses (including any unamortized DAC), a charge to income is recorded for additional DAC amortization or for increased benefit reserves.

  (l) Intangible Assets

   Present Value of Future Profits -- In conjunction with the acquisition of a block of insurance policies or investment contracts, a portion of the purchase price is assigned to the right to receive future gross profits arising from existing insurance and investment contracts. This intangible asset, called PVFP, represents the actuarially estimated present value of future cash flows from the acquired policies. PVFP is amortized, net of accreted interest, in a manner similar to the amortization of DAC.

   We regularly review all of these assumptions and periodically test PVFP for recoverability. For deposit products, if the current present value of estimated future gross profits is less than the unamortized PVFP for a line of business, a charge to

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                 Years Ended December 31, 2004, 2003, and 2002

income is recorded for additional PVFP amortization. For other products, if the benefit reserve plus anticipated future premiums and interest earnings for a line of business are less than the current estimate of future benefits and expenses (including any unamortized PVFP), a charge to income is recorded for additional PVFP amortization or for increased benefit reserves.

   Deferred Sales Inducements to Contractholders -- We defer sales inducements to contractholders for features on variable annuities that entitle the contractholder to an incremental amount to be credited to the account value upon making a deposit. Our sales inducements to contractholders deferred prior to the adoption of American Institute of Certified Public Accountants ("AICPA") Statement of Position 03-1 ("SOP 03-1"), Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts, which we included in unamortized deferred acquisition costs, were reinsured effective January 1, 2004.

  (m) Goodwill

   Goodwill is not amortized but is tested for impairment at least annually using a fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment, or a business one level below that operating segment (the "component" level) if discrete financial information is prepared and regularly reviewed by management at the component level. We recognize an impairment charge for any amount by which the carrying amount of a reporting unit's goodwill exceeds its fair value. We use discounted cash flows to establish fair values. When available and as appropriate, we use comparative market multiples to corroborate discounted cash flow results. When a business within a reporting unit is disposed of, goodwill is allocated to the business using the relative fair value methodology to measure the gain or loss on disposal.

  (n) Reinsurance

   Premium revenue, benefits, underwriting, acquisition and insurance expenses are reported net of the amounts relating to reinsurance ceded to other companies. Amounts due from reinsurers for incurred and estimated future claims are reflected in the reinsurance recoverable asset. The cost of reinsurance is accounted for over the terms of the related treaties using assumptions consistent with those used to account for the underlying reinsured policies.

  (o) Separate Accounts

   The separate account assets represent funds for which the investment income and investment gains and losses accrue directly to the variable annuity contract holders and variable life policyholders. We assess mortality risk fees and administration charges on the assets in the separate account. The separate account assets are carried at fair value and are at least equal to the liabilities that represent the policyholders' equity in those assets.

  (p) Future Annuity and Contract Benefits

   Future annuity and contract benefits consist of the liability for investment contracts, insurance contracts and accident and health contracts. Investment contract liabilities are generally equal to the policyholder's current account value. The liability for life insurance and accident and health contracts is calculated based upon actuarial assumptions as to mortality, morbidity, interest, expense and withdrawals, with experience adjustments for adverse deviation where appropriate.

  (q) Liability for Policy and Contract Claims

   The liability for policy and contract claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The estimated liability includes requirements for future payments of
(a) claims that have been reported to the insurer, (b) claims related to insured events that have occurred but that have not been reported to the insurer as of the date the liability is

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                 Years Ended December 31, 2004, 2003, and 2002

estimated, and (c) claim adjustment expenses. Claim adjustment expenses include costs incurred in the claim settlement process such as legal fees and costs to record, process, and adjust claims.

   Management considers the liability for policy and contract claims provided to be satisfactory to cover the losses that have occurred. Management monitors actual experience, and where circumstances warrant, will revise its assumptions. The methods of determining such estimates and establishing the reserves are reviewed continuously and any adjustments are reflected in operations in the period in which they become known. Future developments may result in losses and loss expenses greater or less than the liability for policy and contract claims provided.

  (r) Income Taxes

   For periods prior to 2004, we filed a consolidated life insurance federal income tax return with our parent, GECA, and its other life insurance affiliates. We were subject to a tax-sharing agreement, as approved by state insurance regulators, which allocated taxes on a separate company basis but provided benefit for current utilization of losses and credits. Intercompany balances were settled at least annually.

   For the period beginning January 1, 2004, and ending on the date of the transfer of our outstanding capital stock from GEFAHI to Genworth, we will be included in the consolidated federal income tax return of General Electric Corporation ("GE"). During this period, we will be subject to a tax-sharing arrangement that allocates tax on a separate company basis, but provides benefit for current utilization of losses and credits. Intercompany balances will be settled at least annually.

   Subsequent to the transfer of our outstanding capital stock from GEFAHI to Genworth, we will file a consolidated life insurance federal income tax return with our parent, GECA, and its other life insurance affiliates. We will be subject to a separate tax-sharing agreement, as approved by state insurance regulators, which will allocate taxes on a separate company basis but will provide benefit for current utilization of losses and credits. Intercompany balances will be settled at least annually.

   Deferred federal taxes are provided for temporary differences between the carrying amounts of assets and liabilities and their tax bases and are stated at the enacted tax rates expected to be in effect when taxes are actually paid or recovered.

  (s) Accounting Changes

   On January 1, 2004 we adopted AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. SOP 03-1 provides guidance on separate account presentation and valuation, accounting for sales inducements to contractholders and classification and valuation of long-duration contract liabilities. The cumulative effect of change in accounting principle related to adopting SOP 03-1 on net income and other comprehensive income was immaterial.

   As described in Note 5, on April 15, 2004 we reinsured our in-force variable annuity contracts, excluding the GE Retirement Answer product ("GERA(TM)"), to Union Fidelity Life Insurance Company ("UFLIC"), effective as of January 1, 2004. We have continued to sell variable annuities and are retaining that business for our own account. This reinsurance transaction for the separate account of the variable annuity is structured as modified coinsurance. As such, the separate account assets remain with us, and essentially all separate account assets and liabilities relate to variable annuity contracts. Excluding this reinsurance block, the separate account liabilities include both variable annuity and variable life insurance contracts. Investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder for assets allocated to the separate account option. Our variable contracts also include fixed accounts, which are accounted for and recognized as general account assets and liabilities. Essentially all of our separate account guarantees are death benefits.

   Our variable annuity contracts provide for a guaranteed minimum death benefit ("GMDB"), which provides a minimum account value to be paid on the annuitant's death. Our contractholders have the option to purchase, at an additional charge, a

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                 Years Ended December 31, 2004, 2003, and 2002

GMDB rider that provides for an enhanced death benefit. The minimum death benefit that we contractually guarantee to be paid on receipt of due proof of the annuitant's death is either one of the following specified amounts or, in some cases, the greater of two or more of these amounts: (a) current account value, (b) return of premium, which is no less than net deposits made to the contract reduced by any amounts withdrawn from the policy, or (c) the highest contract value on an anniversary date ("ratchet"), adjusted for subsequent premiums and withdrawals, if any, from the policy.

   The total account value of our variable annuities with GMDBs, net of reinsurance, which includes both separate account and fixed account assets, was approximately $0 million and $74.8 million at January 1 and December 31, 2004, respectively, with related death benefit exposure (or net amount at risk) of approximately $0 million at January 1 and December 31, 2004. Account value at December 31, 2004 was made up of $34.9 million of return of premium and $39.9 million of ratchet.

   The average attained age of our variable annuity contractholders with GMDBs, weighted by net amount at risk, is 60.1 years of age as of December 31, 2004.

   The liability for our GMDBs on variable annuity contracts net of reinsurance was $0 million at December 31, 2004. Benefits paid and incurred GMDB, net of reinsurance, were $0 million for the year ended December 31, 2004.

   The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected account and recognizing the excess ratably over the accumulation period based on total expected assessments. We regularly evaluate estimates used and adjust the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

   The following assumptions were used to determine the variable annuity GMDB liability at December 31, 2004: data used was 1,000 stochastically generated investment performance scenarios; geometric mean equity growth assumed to be 8.9% and volatility assumed to be 20% for the portion of account value invested in equity securities; mortality assumed to be 95% of the 1983 Basic Table mortality; lapse rates, which vary by contract type and duration, assumed to range from 1% to 25% and correspond closely to lapse rates used for deferred acquisition cost amortization; and discount rate assumed to be 8%.

   The assets supporting the separate accounts of the variable contracts are primarily mutual fund equity securities and are reflected in our Balance Sheets at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contactholders for mortality, administrative, and other services are included in revenues. Changes in liabilities for minimum guarantees are included in benefits and other changes in policy reserves. Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line item in the Statements of Income. There were no gains or losses on transfers of assets from the general account to the separate account.

   We defer sales inducements to contractholders for features on variable annuities that entitle the contractholder to an incremental amount to be credited to the account value upon making a deposit. Our sales inducements to contractholders deferred prior to the adoption of SOP 03-1, which we included in unamortized deferred acquisition costs, were reinsured effective January 1, 2004. For the year ended December 31, 2004, we deferred new sales inducements to contractholders of $3.1 million. Deferred sales inducements to contractholders are reported as separate intangible assets and amortized in benefits and other changes in policy reserves using the same methodology and assumptions used to amortize deferred acquisition costs. For the year ended December 31, 2004, we amortized sales inducements to contractholders of $0.1 million.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                 Years Ended December 31, 2004, 2003, and 2002


(2)Investment Securities

  (a) Net Investment Income

   For the years ended December 31, the sources of investment income were as follows:

(Dollar amounts in millions)            2004    2003    2002
----------------------------           ------  ------  ------
Fixed maturities and equity securities $192.0  $219.0  $197.1
Mortgage and policy loans.............   31.3    30.6    26.4
                                       ------  ------  ------
Gross investment income...............  223.3   249.6   223.5
Investment expenses...................   (3.6)   (4.1)   (2.8)
                                       ------  ------  ------
Net investment income................. $219.7  $245.5  $220.7
                                       ======  ======  ======

  (b) Fixed Maturities and Equity Securities

   For the years ended December 31, sales proceeds and gross realized investment gains and losses resulting from the sales of investment securities available-for-sale were as follows:

(Dollar amounts in millions)           2004   2003    2002
----------------------------          -----  ------  ------
Gross realized investment:
   Gains............................. $ 3.4  $ 14.0  $ 33.8
   Losses, including impairments (a).  (3.7)  (10.9)  (26.3)
                                      -----  ------  ------
Net realized investment gains........ $(0.3) $  3.1  $  7.5
                                      =====  ======  ======

--------
(a)Impairments were $(0.8), $(2.7), and $(16.8) in 2004, 2003 and 2002, respectively.

   Net unrealized gains and losses on investment securities classified as available-for-sale are reduced by deferred income taxes and adjustments to PVFP and deferred acquisition costs that would have resulted had such gains and losses been realized. Net unrealized gains and losses on available-for-sale securities are reflected as a separate component of stockholder's interest at December 31 and are summarized as follows:

   Net unrealized gains (losses) on available-for-sale investment securities before adjustments:

(Dollar amounts in millions)                                                       2004    2003    2002
----------------------------                                                      ------  ------  ------
Fixed maturities................................................................. $115.9  $163.8  $ 90.0
Equity securities................................................................    6.1     4.1    (4.3)
                                                                                  ------  ------  ------
   Subtotal......................................................................  122.0   167.9    85.7
Adjustments to the present value of future profits and deferred acquisition costs  (39.1)  (60.4)   (2.4)
Deferred income taxes............................................................  (29.0)  (37.4)  (29.1)
                                                                                  ------  ------  ------
   Net unrealized gains on available-for-sale investment securities.............. $ 53.9  $ 70.1  $ 54.2
                                                                                  ======  ======  ======

   The change in the net unrealized gains (losses) on investment securities reported in accumulated non-owner changes in stockholder's interest is as follows:

(Dollar amounts in millions)                                                                              2004    2003   2002
----------------------------                                                                             ------  -----  -----
Net unrealized gains (losses) on investment securities as of January 1.................................. $ 70.1  $54.2  $(2.7)
Unrealized gains (losses) on investment securities -- net of deferred taxes of $8.3, $(9.5), and $(33.4)  (16.0)  17.9   61.8
Reclassification adjustments to net realized investment losses, net of deferred taxes of $0.1, $1.2
  and $2.6..............................................................................................   (0.2)  (2.0)  (4.9)
                                                                                                         ------  -----  -----
Net unrealized gains on investment securities as of December 31......................................... $ 53.9  $70.1  $54.2
                                                                                                         ======  =====  =====

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                 Years Ended December 31, 2004, 2003, and 2002


   At December 31, the amortized cost, gross unrealized gains and losses, and fair values of our fixed maturities and equity securities available-for-sale were as follows:

                                                                  Gross      Gross
2004                                                  Amortized Unrealized Unrealized  Fair
(Dollar amounts in millions)                            Cost      Gains      Losses    Value
----------------------------                          --------- ---------- ---------- --------
Fixed maturities:
   U.S. government and agency........................ $   21.7    $  2.2     $   --   $   23.9
   Non-U.S. government...............................     50.8       3.6         --       54.4
   Non-U.S. corporate................................    352.5      14.0       (1.3)     365.2
   U.S. corporate....................................  1,471.1      58.7       (5.2)   1,524.6
   Public utilities..................................    504.5      31.2       (0.7)     535.0
   Mortgage-backed...................................  1,046.7      16.3       (4.5)   1,058.5
   Asset-backed......................................    153.6       1.7       (0.1)     155.2
                                                      --------    ------     ------   --------
       Total fixed maturities........................  3,600.9     127.7      (11.8)   3,716.8
   Non-redeemable preferred stock....................     41.2       6.2       (0.1)      47.3
                                                      --------    ------     ------   --------
          Total available-for-sale securities........ $3,642.1    $133.9     $(11.9)  $3,764.1
                                                      ========    ======     ======   ========

                                                                  Gross      Gross
2003                                                  Amortized Unrealized Unrealized  Fair
(Dollar amounts in millions)                            Cost      Gains      Losses    Value
----------------------------                          --------- ---------- ---------- --------
Fixed maturities:
   U.S. government and agency........................ $   31.7    $  1.2     $   --   $   32.9
   Non-U.S. government...............................     42.2       2.4       (0.1)      44.5
   Non-U.S. corporate................................    454.0      21.3       (2.8)     472.5
   U.S. corporate....................................  1,875.0      92.6      (13.3)   1,954.3
   Public utilities..................................    639.8      44.5       (2.3)     682.0
   Mortgage-backed...................................    670.0      17.2       (3.7)     683.5
   Asset-backed......................................    271.2       7.0       (0.2)     278.0
                                                      --------    ------     ------   --------
       Total fixed maturities........................  3,983.9     186.2      (22.4)   4,147.7
   Non-redeemable preferred stock....................     41.3       4.2       (0.1)      45.4
                                                      --------    ------     ------   --------
          Total available-for-sale securities........ $4,025.2    $190.4     $(22.5)  $4,193.1
                                                      ========    ======     ======   ========

   We regularly review each investment security for impairment in accordance with our impairment policy, which includes both quantitative and qualitative criteria. Quantitative measures include length of time and amount that each security position is in an unrealized loss position and for fixed maturity securities, whether the issuer is in compliance with terms and covenants of the security. Our qualitative criteria include the financial strength and specific prospects for the issuer as well as our intent to hold the security until recovery. Our impairment reviews involve our finance, risk, and asset management teams as well as the portfolio management and research capabilities of GEAM and other third party asset managers, as appropriate. Our qualitative review attempts to identify those issuers with a greater than 50% chance of default in the coming twelve months. These securities are characterized as "at-risk" of impairment. As of December 31, 2004, securities "at risk" of impairment had aggregate unrealized losses of approximately $1.1 million.

   For fixed maturity securities, we recognize an impairment charge to earnings in the period in which we determine that we do not expect to either collect principal and interest in accordance with the contractual terms of the instruments or to recover based on underlying collateral values and considering events such as payment default, bankruptcy or disclosure of fraud. For equity securities, we recognize an impairment charge in the period in which we determine that the security will not recover to book value within a reasonable period. We determine what constitutes a reasonable period on a security-by-security basis based upon consideration of all the evidence available to us, including the magnitude of an unrealized loss and

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                 Years Ended December 31, 2004, 2003, and 2002

its duration. In any event, this period does not exceed 18 months for common equity securities. We measure impairment charges based on the difference between the book value of the security and its fair value. Fair value is based on quoted market price, except for certain infrequently traded securities where we estimate values using internally developed pricing models. These models are based upon common valuation techniques and require us to make assumptions regarding credit quality, liquidity and other factors that affect estimated values.

   During 2004, 2003 and 2002, we recognized impairment losses of $0.8 million, $2.7 million and $16.8 million, respectively. We generally intend to hold securities in unrealized loss positions until they recover. However, from time to time, we sell securities in the normal course of managing our portfolio to meet diversification, credit quality, yield and liquidity requirements.

   The following table presents the gross unrealized losses and estimated fair values of our investment securities, on a historical basis, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, at December 31,

2004
(Dollar amounts in millions)                           Less than 12 Months
----------------------------          -----------------------------------------------------
                                                                Gross
                                       Amortized              unrealized % Below    # of
                                      cost or cost Fair value   losses    cost   securities
Description of Securities             ------------ ---------- ---------- ------- ----------
Fixed maturities:
   Non-U.S. government...............    $  2.0      $  2.0     $  --       --        3
   U.S. corporate....................     211.7       209.2      (2.5)     1.2%      57
   Non-U.S. corporate................      74.0        73.0      (1.0)     1.4%      16
   Asset Backed......................      10.9        10.8      (0.1)     0.9%       5
   Mortgage Backed...................     431.5       427.3      (4.2)     1.0%      64
                                         ------      ------     -----      ---      ---
Total temporarily impaired securities    $730.1      $722.3     $(7.8)     1.1%     145
                                         ======      ======     =====      ===      ===
% Below cost-Fixed maturities
   (less than) 20% Below cost........    $730.1      $722.3     $(7.8)     1.1%     145
   20-50% Below cost.................        --          --        --       --       --
   (greater than) 50% Below cost.....        --          --        --       --       --
                                         ------      ------     -----      ---      ---
Total fixed maturities...............    $730.1      $722.3     $(7.8)     1.1%     145
                                         ======      ======     =====      ===      ===
Investment Grade.....................    $712.2      $704.8     $(7.4)     1.0%     137
Below Investment Grade...............      15.9        15.6      (0.3)     1.9%       7
Not rated-fixed maturities...........       2.0         1.9      (0.1)     5.0%       1
                                         ------      ------     -----      ---      ---
Total................................    $730.1      $722.3     $(7.8)     1.1%     145
                                         ======      ======     =====      ===      ===

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                 Years Ended December 31, 2004, 2003, and 2002


2004
(Dollar amounts in millions)                            12 Months or More
----------------------------          -----------------------------------------------------
                                                                Gross
                                       Amortized              unrealized % Below    # of
                                      cost or cost Fair value   losses    cost   securities
Description of Securities             ------------ ---------- ---------- ------- ----------
Fixed maturities:
   U.S. corporate....................    $39.8       $36.5      $(3.3)     8.3%      14
   Non-U.S. corporate................      9.5         9.1       (0.4)     4.2%       3
   Mortgage Backed...................      8.6         8.3       (0.3)     3.5%       6
                                         -----       -----      -----     ----       --
   Subtotal, fixed maturities........     57.9        53.9       (4.0)     6.9%      23
   Equity securities.................      1.5         1.4       (0.1)     6.7%       1
                                         -----       -----      -----     ----       --
Total temporarily impaired securities    $59.4       $55.3      $(4.1)     6.9%      24
                                         =====       =====      =====     ====       ==
% Below cost-Fixed maturities
   (less than) 20% Below cost........    $54.1       $51.3      $(2.8)     5.2%      21
   20-50% Below cost.................      3.8         2.6       (1.2)    31.6%       2
   (greater than) 50% Below cost.....       --          --         --       --       --
                                         -----       -----      -----     ----       --
Total fixed maturities...............     57.9        53.9       (4.0)     6.9%      23
                                         -----       -----      -----     ----       --
% Below cost-Equity securities
   (less than) 20% Below cost........      1.5         1.4       (0.1)     6.7%       1
   20-50% Below cost.................       --          --         --       --       --
   (greater than) 50% Below cost.....       --          --         --       --       --
                                         -----       -----      -----     ----       --
Total equity securities..............      1.5         1.4       (0.1)     6.7%       1
                                         -----       -----      -----     ----       --
Total temporarily impaired securities    $59.4       $55.3      $(4.1)     6.9%      24
                                         =====       =====      =====     ====       ==
Investment Grade.....................    $41.3       $39.6      $(1.7)     4.1%      17
Below Investment Grade...............     16.6        14.3       (2.3)    13.9%       6
Not rated equities...................      1.5         1.4       (0.1)     6.7%       1
                                         -----       -----      -----     ----       --
Total................................    $59.4       $55.3      $(4.1)     6.9%      24
                                         =====       =====      =====     ====       ==

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                 Years Ended December 31, 2004, 2003, and 2002

2003
(Dollar amounts in millions)                           Less than 12 Months
----------------------------          -----------------------------------------------------
                                                                Gross
                                       Amortized              unrealized % Below    # of
                                      cost or cost Fair value   losses    cost   securities
Description of Securities             ------------ ---------- ---------- ------- ----------
Fixed maturities:
   U.S. corporate....................    $467.3      $455.5     $(11.8)    2.5%     115
   Non-U.S. government...............       4.7         4.6       (0.1)    2.1%       8
   Non-U.S. corporate................     136.1       133.5       (2.6)    1.9%      35
   Asset Backed......................      10.2        10.0       (0.2)    2.0%       2
   Mortgage Backed...................     204.4       200.7       (3.7)    1.8%      41
                                         ------      ------     ------     ---      ---
Subtotal, fixed maturities...........     822.7       804.3      (18.4)    2.2%     201
Equity securities....................       1.4         1.3       (0.1)    7.1%       1
                                         ------      ------     ------     ---      ---
Total temporarily impaired securities    $824.1      $805.6     $(18.5)    2.2%     202
                                         ======      ======     ======     ===      ===
% Below cost-Fixed maturities
   (less than) 20% Below cost........    $822.7      $804.3     $(18.4)    2.2%     201
   20-50% Below cost.................        --          --         --      --       --
   (greater than) 50% Below cost.....        --          --         --      --       --
                                         ------      ------     ------     ---      ---
Total fixed maturities...............     822.7       804.3      (18.4)    2.2%     201
                                         ------      ------     ------     ---      ---
% Below cost-equity securities
   (less than) 20% Below cost........       1.4         1.3       (0.1)    7.1%       1
   20-50% Below cost.................        --          --         --      --       --
   (greater than) 50% Below cost.....        --          --         --      --       --
                                         ------      ------     ------     ---      ---
Total equity securities..............       1.4         1.3       (0.1)    7.1%       1
                                         ------      ------     ------     ---      ---
Total temporarily impaired securities    $824.1      $805.6     $(18.5)    2.2%     202
                                         ======      ======     ======     ===      ===
Investment grade.....................    $765.3      $748.6     $(16.7)    2.2%     181
Below investment grade...............      46.9        45.3       (1.6)    3.4%      17
Not rated-fixed maturities...........      10.5        10.4       (0.1)    1.0%       3
Not rated-equities...................       1.4         1.3       (0.1)    7.1%       1
                                         ------      ------     ------     ---      ---
Total................................    $824.1      $805.6     $(18.5)    2.2%     202
                                         ======      ======     ======     ===      ===

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                 Years Ended December 31, 2004, 2003, and 2002


2003
(Dollar amounts in millions)                            12 Months or More
----------------------------          -----------------------------------------------------
                                                                Gross
                                       Amortized              unrealized % Below    # of
                                      cost or cost Fair value   losses    cost   securities
Description of Securities             ------------ ---------- ---------- ------- ----------
Fixed maturities:
   U.S. corporate....................    $36.3       $32.7      $(3.6)     9.9%      11
   Non-U.S. corporate................      5.0         4.6       (0.4)     8.0%       1
                                         -----       -----      -----     ----       --
Total temporarily impaired securities    $41.3       $37.3      $(4.0)     9.7%      12
                                         =====       =====      =====     ====       ==
% Below cost-Fixed maturities
   (less than) 20% Below cost........    $41.3       $37.3      $(4.0)     9.7%      12
   20-50% Below cost.................       --          --         --       --       --
   (greater than) 50% Below cost.....       --          --         --       --       --
                                         -----       -----      -----     ----       --
Total fixed maturities...............    $41.3       $37.3      $(4.0)     9.7%      12
                                         =====       =====      =====     ====       ==
Investment grade.....................    $13.7       $12.7      $(1.0)     7.3%       5
Below investment grade...............     27.6        24.6       (3.0)    10.9%       7
Not rated fixed maturities...........       --          --         --       --       --
                                         -----       -----      -----     ----       --
Total................................    $41.3       $37.3      $(4.0)     9.7%      12
                                         =====       =====      =====     ====       ==

   The investment securities in an unrealized loss position for less than twelve months, account for $7.8 million or 65.5% of the total unrealized losses. Of the securities in this category, there are no securities with an unrealized loss in excess of $1.0 million.

   The investment securities in an unrealized loss position for twelve months or more account for $4.1 million or 34.5% of the total unrealized losses. There are 11 fixed maturity securities in three industry groups that account for $2.6 million or 63.4% of the unrealized losses in this category. Of the securities in this category, there are no securities with an unrealized loss in excess of $2.0 million.

   Five of these 11 securities are in the finance and insurance sector. Within this sector, no single issuer has unrealized losses greater than $0.2 million. The unrealized losses of the securities are due to a higher interest rate environment for the year ended December 31, 2004.

   Three of these 11 securities are in the transportation sector and are related to the airline industry. One hundred percent of our airline securities are collateralized by commercial aircraft associated with seven domestic airlines. The collateral underlying these securities consists of commercial jet aircraft. We believe these security holdings are in a loss position as a result of ongoing negative market reaction to difficulties in the commercial airline industry.

   The remaining three of these 11 securities are in the consumer cyclical sector. Within this sector, no single issuer has unrealized losses greater than $0.2 million.

   We review all of our investment securities routinely and provide for all amounts that we do not expect either to collect in accordance with the contractual terms of the instruments or to recover based on underlying collateral values.

   The scheduled maturity distribution of the fixed maturity portfolio at December 31, 2004 follows. Actual maturities may differ from contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                 Years Ended December 31, 2004, 2003, and 2002


                                        Amortized   Estimated
(Dollar amounts in millions)           cost or cost fair value
----------------------------           ------------ ----------
Due in one year or less...............   $  140.2    $  142.7
Due after one year through five years.      888.9       921.9
Due after five years through ten years      697.2       718.4
Due after ten years...................      674.3       720.1
                                         --------    --------
Subtotal..............................    2,400.6     2,503.1
Mortgaged and asset backed securities.    1,200.3     1,213.7
                                         --------    --------
Totals................................   $3,600.9    $3,716.8
                                         ========    ========

   Our investments (excluding mortgage and asset-backed securities) subject to certain call provisions were $247.7 million and $261.7 million at December 31, 2004 and 2003, respectively.

   As required by law, we have investments on deposit with governmental authorities and banks for the protection of policyholders of $0.5 million and $0.6 million at December 31, 2004 and December 31, 2003, respectively.

   As of December 31, 2004, securities issued by finance and insurance, utilities and energy and consumer -- non cyclical industry groups represented approximately 25%, 23% and 14% of our domestic and foreign corporate fixed maturities portfolio, respectively. No other industry group comprises more than 10% of our investment portfolio. This portfolio is widely diversified among various geographic regions in the U.S. and internationally, and is not dependent on the economic stability of one particular region.

   At December 31, 2004, we did not hold any fixed maturity securities that exceeded 10% of stockholder's interest.

   The Securities Valuation Office of the National Association of Insurance Commissioners (NAIC) evaluates bond investments of U.S. insurers for regulatory reporting purposes and assigns securities to one of six investment categories called "NAIC designations." The NAIC designations parallel the credit ratings of the Nationally Recognized Statistical Rating Organizations for marketable bonds. NAIC designations 1 and 2 include bonds considered investment grade (rated "Baa3" or higher by Moody's, or rated "BBB-" or higher by S&P) by such rating organizations. NAIC designations 3 through 6 include bonds considered below investment grade (rated "Ba1" or lower by Moody's, or rated "BB+" or lower by S&P).

   The following table presents our fixed maturities by NAIC and/or equivalent ratings of the Nationally Recognized Statistical Rating Organizations, as well as the percentage, based upon estimated fair value, that each designation comprises. Our non-U.S. fixed maturities generally are not rated by the NAIC and are shown based upon the equivalent rating of the Nationally Recognized Statistical Rating Organizations. Similarly, certain privately placed fixed maturities that are not rated by the Nationally Recognized Statistical Rating Organizations are shown based upon their NAIC designation. Certain fixed maturities, primarily non-U.S. fixed maturities, are not rated by the NAIC or the Nationally Recognized Statistical Rating Organizations and are so designated.

(Dollar amounts in millions)            2004                       2003
---------------------------- -------------------------  -------------------------
            Rating Agency
  NAIC       Equivalent      Amortized  Fair            Amortized  Fair
 Rating      Designation       cost     Value   Percent   cost     Value   Percent
 ------     -------------    --------- -------- ------- --------- -------- -------
    1     Aaa/Aa/A.......... $2,280.4  $2,335.7   62.8% $2,306.9  $2,391.4   57.6%
    2     Baa...............  1,111.6   1,163.0   31.3%  1,433.9   1,507.7   36.4%
    3     Ba................    168.5     177.2    4.8%    157.1     164.9    4.0%
    4     B.................     33.6      35.8    1.0%     62.6      61.6    1.5%
    5     Caa and lower.....      6.8       5.1    0.1%     13.0      11.7    0.3%
    6     In or near default       --        --     --       1.4       1.4     --
Not Rated Not rated.........       --        --     --       9.0       9.0    0.2%
                             --------  --------  -----  --------  --------  -----
          Totals............ $3,600.9  $3,716.8  100.0% $3,983.9  $4,147.7  100.0%
                             ========  ========  =====  ========  ========  =====

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                 Years Ended December 31, 2004, 2003, and 2002


   At December 31, 2004 and 2003, there were no fixed maturities in default (issuer has missed a coupon payment or entered bankruptcy).

  (c) Mortgage and Other Loans

   At December 31, 2004 and 2003, our US Mortgage Loan portfolio was $543.3 million and $485.5 million, net of allowance of $4.7 million and $4.2 million, respectively.

   At December 31, 2004 and 2003, respectively, we held $125.1 million and $132.1 million in US Mortgages secured by real estate in California, comprising 23.0% and 27.0% of the total mortgage portfolio. For the years ended December 31, 2004 and 2003 respectively, we originated $29.1 million and $50.4 million of mortgages secured by real estate in California, which represent 20.5% and 25.0%, of our total US originations for those years.

   As of December 31, 2004 and 2003, we were committed to fund $21.5 million and $1.4 million, respectively, in U.S. mortgage loans.

   "Impaired" loans are defined under U.S. GAAP as loans for which it is probable that the lender will be unable to collect all amounts due according to the original contractual terms of the loan agreement. That definition excludes, among other things, leases, or large groups of smaller-balance homogenous loans, and therefore applies principally to our commercial loans.

   Under these principles, we may have two types of "impaired" loans: loans requiring allowances for losses (none as of December 31, 2004 and 2003) and loans expected to be fully recoverable because the carrying amount has been reduced previously through charge-offs or deferral of income recognition ($5.5 million as of December 31, 2004 and $1.3 million as of December 31, 2003). Average investment in impaired loans during 2004 was $2.2 million. Average investment in impaired loans during 2003 was $0.3 million. There was no average investment in impaired loans during 2002. Interest income recognized on these loans while they were considered impaired was insignificant in each of the three years.

   The following table presents the activity in the allowance for losses during the years ended December 31:

(Dollar amounts in millions)            2004   2003  2002
----------------------------           -----  -----  ----
Balance at January 1.................. $ 4.2  $ 3.0  $2.6
Provision charged to operations.......   1.4    2.0   0.4
Amounts written off, net of recoveries  (0.9)  (0.8)   --
                                       -----  -----  ----
Balance at December 31................ $ 4.7  $ 4.2  $3.0
                                       =====  =====  ====

   The allowance for losses on mortgage loans at December 31, 2004, 2003, and 2002 represented 0.9% of gross mortgage loans for all periods.

   There were no non-income producing mortgage loans as of December 31, 2004, 2003 and 2002.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                 Years Ended December 31, 2004, 2003, and 2002


(3)Deferred Acquisition Costs

   Activity impacting deferred acquisition costs for the years ended December 31, was as follows:

(Dollar amounts in millions)                                                2004    2003    2002
----------------------------                                               ------  ------  ------
Unamortized balance at January 1.......................................... $288.5  $236.7  $180.1
Costs deferred............................................................   59.4    75.6    71.7
Amortization, net.........................................................  (23.3)  (23.8)  (15.1)
Amounts transferred in connection with reinsurance transactions with UFLIC  (51.9)     --      --
                                                                           ------  ------  ------
Unamortized balance at December 31........................................  272.7   288.5   236.7
Cumulative effect of net unrealized investment gains......................  (37.0)  (56.4)   (2.6)
                                                                           ------  ------  ------
Balance at December 31.................................................... $235.7  $232.1  $234.1
                                                                           ======  ======  ======

(4)Intangible Assets and Goodwill

   At December 31, 2004 and 2003 the gross carrying amount and accumulated amortization of intangibles subject to amortization were as follows:

                                                         2004                        2003
                                              --------------------------  --------------------------
                                              Gross carrying Accumulated  Gross carrying Accumulated
(Dollar amounts in millions)                      amount     amortization     amount     amortization
----------------------------                  -------------- ------------ -------------- ------------
Present value of future profits ("PVFP").....     $68.8         $(61.7)       $143.3        $(60.4)
Deferred sales inducements to contractholders       3.1           (0.1)           --            --
                                                  -----         ------        ------        ------
Total........................................     $71.9         $(61.8)       $143.3        $(60.4)
                                                  =====         ======        ======        ======

  (a) Present Value of Future Profits (PVFP)

   The method used by us to value PVFP in connection with acquisitions is summarized as follows: (1) identify the future gross profits attributable to certain lines of business, (2) identify the risks inherent in realizing those gross profits, and (3) discount those gross profits at the rate of return that we must earn in order to accept the inherent risks.

   The following table presents the activity in PVFP for the years ended December 31:

(Dollar amounts in millions)                                                2004    2003    2002
----------------------------                                               ------  ------  -----
Unamortized balance at January 1.......................................... $ 86.9  $ 97.4  $99.5
Interest accreted at 0.9%, 6.9% and 7.2%, respectively....................    0.4     6.3    7.1
Amortization..............................................................   (1.8)  (16.8)  (9.2)
Amounts transferred in connection with reinsurance transactions with UFLIC  (76.3)     --     --
                                                                           ------  ------  -----
Unamortized balance at December 31........................................    9.2    86.9   97.4
Cumulative effect of net unrealized investment gains (losses).............   (2.1)   (4.0)   0.2
                                                                           ------  ------  -----
Balance at December 31.................................................... $  7.1  $ 82.9  $97.6
                                                                           ======  ======  =====

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                 Years Ended December 31, 2004, 2003, and 2002


   The estimated percentage of the December 31, 2004 balance, before the effect of unrealized investment gains or losses, to be amortized over each of the next five years is as follows:

2005.......................... 18.0%
2006.......................... 17.1%
2007.......................... 15.2%
2008.......................... 13.0%
2009.......................... 11.0%

  (b) Goodwill

   Effective January 1, 2002, goodwill is no longer amortized but is tested for impairment using a fair value methodology at least annually at the reporting unit level. No impairment charge was recognized in 2004, 2003 or 2002. Goodwill balance, net of accumulated amortization, was comprised of the following at December 31, 2004 and 2003:

(Dollar amounts in millions)
----------------------------
Retirement Income and Investments $25.3
Protection.......................  28.8
Corporate and Other..............    --
                                  -----
Total............................ $54.1
                                  =====

(5)Reinsurance

   On April 15, 2004, we entered into reinsurance transactions in which we ceded to UFLIC, an indirect, wholly-owned subsidiary of GE, in-force blocks of structured settlements, substantially all of our in-force blocks of variable annuities and a block of long-term care insurance policies that we reinsured in 2000 from Travelers Insurance Company, a subsidiary of Citigroup, Inc. ("Travelers"). Our in-force variable annuity contracts, excluding the GERA(TM) product that was not reinsured, had aggregate general account reserves of $280.6 million and $287.0 million as of December 31, 2004 and December 31, 2003, respectively. Our in-force structured settlements reinsured had aggregate policyholder reserves of $390.5 million and $386.1 million as of December 31, 2004 and December 31, 2003, respectively. The block of long-term care insurance policies that we reinsured in 2000 from Travelers of business had aggregate reserves of $513.2 million and $455.0 million as of December 31, 2004 and December 31, 2003, respectively. The reinsurance transactions with UFLIC were completed and accounted for at book value. We transferred investment assets to UFLIC in exchange for the reinsurance recoverable asset from UFLIC in the amount of $1.1 billion at January 1, 2004. As of December 31, 2004, we had $169.9 million in retained assets that are attributable to the separate account portion of the variable annuity business and will make any payments with respect to that separate account portion directly from these assets. The reinsurance transactions with UFLIC will be reported on our tax returns at fair value as determined for tax purposes, giving rise to a net reduction in current and deferred income tax liabilities and resulting in a net tax benefit. Under these reinsurance agreements, we continue to perform various management, administration and support services and receive an expense allowance from UFLIC to reimburse us for costs we incur to service the reinsured blocks. Actual costs and expense allowance amounts will be determined by expense studies to be conducted periodically.

   Although we are not relieved of our primary obligations to the contractholders, the reinsurance transactions with UFLIC transfer the future financial results of the reinsured blocks to UFLIC. To secure the payment of its obligations to us under these reinsurance agreements, UFLIC has established trust accounts to maintain an aggregate amount of assets with a statutory book value at least equal to the statutory general account reserves attributable to the reinsured business less an amount required to be held in certain claims paying accounts. A trustee will administer the trust accounts and we will be permitted to withdraw from the trust accounts amounts due to us pursuant to the terms of the reinsurance agreements that are not otherwise paid by UFLIC.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                 Years Ended December 31, 2004, 2003, and 2002


   Certain policy risks are reinsured with other insurance companies to limit the amount of loss exposure. Reinsurance contracts do not relieve us from our obligations to policyholders. In the event that the reinsurers are unable to meet their obligations, we remain liable for the reinsured claims. We monitor both the financial condition of individual reinsurers and risk concentrations arising from similar geographic regions, activities and economic characteristics of reinsurers to lessen the risk of default by such reinsurers. Other than with UFLIC, at December 31, 2004, we had no significant concentrations of variable annuity net at risk reinsurer that could have a material impact on our results of operations.

   We have a reinsurance agreement with an affiliated company whereby we assumed all liabilities and future premiums related to the affiliate's New York business. Certain fixed maturities with a fair value of $46.4 million and $31.7 million at December 31, 2004 and 2003, respectively were held in trust for the benefit of policyholders.

   The maximum amount of individual ordinary life insurance normally retained by us on any one life may not exceed $0.2. million. Net life insurance in force as of December 31 is summarized as follows:

(Dollar amounts in millions)          2004   2003   2002
----------------------------         -----  -----  ------
Direct life insurance in force...... $12.8  $ 8.4  $  3.1
Amounts assumed from other companies  83.9   90.1    97.1
Amounts ceded to other companies....  (2.4)    --      --
                                     -----  -----  ------
Net life insurance in force......... $94.3  $98.5  $100.2
                                     -----  -----  ------
Percentage of amount assumed to net.  89.0%  91.5%   96.9%
                                     =====  =====  ======

   The effects of reinsurance on premiums written and earned for the years ended December 31 were as follows:

                                            Written                 Earned
                                    ----------------------  ----------------------
(Dollar amounts in millions)         2004    2003    2002    2004    2003    2002
----------------------------        ------  ------  ------  ------  ------  ------
Direct............................. $184.4  $162.5  $143.4  $180.6  $162.9  $140.0
Assumed............................   83.7    78.7    82.2    84.4    80.1    86.7
Ceded..............................  (71.5)   (6.5)   (5.2)  (71.9)   (6.5)   (5.2)
                                    ------  ------  ------  ------  ------  ------
Net premiums....................... $196.6  $234.7  $220.4  $193.1  $236.5  $221.5
                                    ======  ======  ======  ======  ======  ======
Percentage of amount assumed to net                           43.7%   33.9%   39.1%
                                                            ======  ======  ======

   Reinsurance recoveries recognized as a reduction of benefits amounted to $295.0 million, $15.8 million and $14.9 million during 2004, 2003, and 2002, respectively.

(6)Future Annuity and Contract Benefits

  (a) Investment Contracts

   Investment contracts are broadly defined to include contracts without significant mortality or morbidity risk. Payments received from sales of investment contracts are recognized by providing a liability equal to the current account value of the policyholders' contracts. Interest rates credited to investment contracts are guaranteed for the initial policy term with renewal rates determined as necessary by management. At December 31, 2004 and 2003, investment contract liabilities totaled $3,750.4 million and $3,305.4 million, respectively.

  (b) Insurance Contracts

   Insurance contracts are broadly defined to include contracts with significant mortality and/or morbidity risk. The liability for future benefits of insurance contracts is the present value of such benefits less the present value of future net premiums based on mortality, morbidity, and other assumptions, which were appropriate at the time the policies were issued

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                 Years Ended December 31, 2004, 2003, and 2002

or acquired. These assumptions are periodically evaluated for potential reserve deficiencies. Any changes in the estimated liability are reflected in income as estimates are revised. At December 31, 2004 and 2003, insurance contract liabilities totaled $1,175.2 million and $994.3 million, respectively.

  (c) Universal Life

   Universal Life contracts are broadly defined to include contracts that provide either death or annuity benefits and have features which may include various policyholder changes, credited interest, and/or variable premiums. At December 31, 2004 and 2003, universal life contract liabilities totaled $9.4 million and $10.0 million, respectively.

(7)Related-Party Transactions

   We receive administrative services from certain affiliates for which progress payments for these services are made monthly. For the years ended December 31, 2004, 2003, and 2002, these services were valued at $17.6 million, $25.4 million and $27.2 million, respectively.

   In 2002, we entered into an investment management agreement with GEAM under which we incurred expenses of $0.8 million and $3.9 million payable to GEAM as compensation for the investment services during 2004 and 2003, respectively.

   During each of 2004, 2003 and 2002 we collected $3.1 million, $3.0 million, and $2.5 million, respectively of premiums from various GE affiliates for long-term care insurance provided to employees of such affiliates.

   During 2002, we received capital contributions of $35.0 million from GE Capital Assurance as reflected in the Statements of Stockholder's Interest.

   During 2002, we sold certain securities to an affiliate at a fair value established as if it were an arms-length, third party transaction, which resulted in a gain of $0.8 million.

(8)Income Taxes

   The total provision (benefit) for income taxes for the years ended December 31 consisted of the following components:

(Dollar amounts in millions)     2004    2003    2002
----------------------------    ------  ------  ------
Current federal income tax..... $ (4.8) $(17.6) $ 14.1
Deferred federal income tax....  (17.4)   27.6   (13.7)
                                ------  ------  ------
   Subtotal-federal income tax.  (22.2)   10.0     0.4
Current state income tax.......   (3.5)     --      --
                                ------  ------  ------
       Total income tax........ $(25.7) $ 10.0  $  0.4
                                ======  ======  ======

   The reconciliation of the federal statutory tax rate to the effective income tax rate is as follows:

(Dollar amounts in millions)                        2004   2003   2002
----------------------------                       -----   ----  -----
Statutory U.S federal income tax rate.............  35.0%  35.0%  35.0%
Reinsurance transaction with UFLIC................ (78.5)    --     --
IRS Settlement (a)................................    --     --  (32.5)
State income tax, net of federal income tax effect  (4.3)    --     --
Other, net........................................  (0.4)  (0.3)   0.5
                                                   -----   ----  -----
Effective rate.................................... (48.2)% 34.7%   3.0%
                                                   =====   ====  =====

--------
(a)In 2002, we reached a favorable settlement with the Internal Revenue Service regarding the treatment of certain reserves for obligations to policyholders on life insurance contracts resulting in a benefit of $4.3 million.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                 Years Ended December 31, 2004, 2003, and 2002


   The components of the net deferred income tax liability at December 31 are as follows:

(Dollar amounts in millions)                       2004   2003
----------------------------                      ------ ------
Assets:
   Investments................................... $   -- $  4.6
   Accrued commissions and general expenses......    6.9     --
   Future annuity and contract benefits..........   77.4  101.2
   Other, net....................................    4.9     --
                                                  ------ ------
       Total deferred income tax assets..........   89.2  105.8
                                                  ------ ------
Liabilities:
   Net unrealized gains on investment securities.   29.0   37.4
   Investments...................................    1.2     --
   Present value of future profits...............    4.0   29.2
   Deferred acquisition costs....................   69.6   97.6
   Other, net....................................   20.5    2.4
                                                  ------ ------
       Total deferred income tax liability.......  124.3  166.6
                                                  ------ ------
   Net deferred income tax liability............. $ 35.1 $ 60.8
                                                  ====== ======

   The significant changes in our deferred tax components related to insurance reserves, deferred acquisition costs, present value of future profits and investments are directly attributable to the reinsurance transactions with UFLIC.

   Based on an analysis of our tax position, management believes it is more likely than not that reversing deferred tax liabilities, the results of future operations and implementation of tax planning strategies will generate sufficient taxable income enabling us to realize our gross deferred tax assets. Accordingly, no valuation allowance for deferred tax assets is deemed necessary.

   We paid (received) $(20.4) million, $(2.9) million and $13.9 million for federal and state income taxes in 2004, 2003, and 2002, respectively.

   At December 31, 2004 and 2003, the current income tax receivable with affiliates, included in other assets was $6.2 million and $18.5 million, respectively.

(9)Litigation

   The Company is a defendant in various cases of litigation considered to be in the normal course of business. The Company believes that the outcome of such litigation will not have a material adverse impact on our financial condition or results of operations.

(10)Fair Value of Financial Instruments

   Assets and liabilities that are reflected in the Balance Sheets at fair value are not included in the following disclosures; such items include cash and cash equivalents, investment securities, and separate accounts. Although management has made every effort to develop the fairest representation of fair value for this section, it would be unusual if the estimates could actually have been realized at December 31, 2004 and 2003.

   A description of how fair values are estimated follows:

   Mortgage loans. Based on quoted market prices, recent transactions and/or discounted future cash flows, using rates at which similar loans would have been made to similar borrowers.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                 Years Ended December 31, 2004, 2003, and 2002


   Investment contract benefits. Based on expected future cash flows, considering expected renewal premiums, claims, refunds and servicing costs, discounted at a current market rate.

   Information about certain financial instruments that were not carried at fair value at December 31, 2004 and 2003, is summarized as follows:

                                                            2004                         2003
                                                    Assets (Liabilities)         Assets (Liabilities)
                                                ---------------------------- ----------------------------
                                                Notional Carrying Estimated  Notional Carrying Estimated
(Dollar amounts in millions)                     Amount   Amount  Fair Value  Amount   Amount  Fair Value
----------------------------                    -------- -------- ---------- -------- -------- ----------
Assets:
Mortgage Loans.................................     (a)  $  543.3  $  568.4      (a)  $  485.5  $  508.5
Policy Loans...................................               1.0       1.0                1.3       1.3
Liabilities:
Investment Contracts...........................     (a)  $3,750.4  $3,631.8      (a)  $3,305.4  $3,176.0
Other firm commitments:
Ordinary course of business lending commitments  $21.5         --        --    $1.4         --        --

--------
(a)These financial instruments do not have notional amounts.

(11)Restrictions on Dividends

   State insurance departments that regulate life insurance companies recognize only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under law, and for determining whether its financial condition warrants the payment of a dividend to its stockholders. The maximum amount of dividends, which can be paid by State of New York insurance companies to stockholders without prior approval of the Insurance Commissioner, is subject to certain restrictions. No dividend payout may be made without prior approval.

(12)Supplementary Financial Data

   We file financial statements with state insurance regulatory authorities and the National Association of Insurance Commissioners ("NAIC") that are prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory accounting practices differ from U.S. GAAP in several respects, causing differences in reported net income and stockholder's interest. Permitted statutory accounting practices encompass all accounting practices not so prescribed but that have been specifically allowed by the state insurance authority. We have no significant permitted accounting practices.

   Unaudited statutory net loss for the years ended December 31, 2004, 2003, and 2002 was $19.8 million, $32.4 million and $32.3 million, respectively. Unaudited statutory capital and surplus was $268.1 million and $138.1 million as of December 31, 2004 and 2003, respectively. In 2004, statutory capital and surplus increased by $130.0 million primarily related to the deferral of a gain related to the treaty with UFLIC of $154.0 million, partially offset by $19.8 million statutory net loss.

   The NAIC has adopted Risk-Based Capital ("RBC") requirements to evaluate the adequacy of statutory capital and surplus in relation to risks associated with:
(1) asset risk, (2) insurance risk, (3) interest rate risk, and (4) business risks. The RBC formula is designated as an early warning tool for the states to identify possible under-capitalized companies for the purpose of initiating regulatory action. In the course of operations, we periodically monitor our RBC level. At December 31, 2004, we had total adjusted capital in excess of amounts requiring company action or any level of regulatory action at any prescribed RBC level.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                 Years Ended December 31, 2004, 2003, and 2002


(13)Operating Segment Information

   We conduct our operations through three business segments: (1) Retirement Income and Investments, which includes our fixed and variable annuities, variable life and interest sensitive life insurance, and (2) Protection, which includes our long-term care insurance. (3) Corporate and Other includes net realized investment gains (losses), interest expenses and unallocated corporate income and expenses. See Note 1 for further discussion of our principal products.

   The following is a summary of industry segment activity for 2004, 2003, and 2002:

2004 -- Segment Data
--------------------
                                                                   Retirement
                                                                    Income &              Corporate and
(Dollar amounts in millions)                                       Investments Protection     Other       Total
----------------------------                                       ----------- ---------- ------------- --------
Revenues:
Net investment income.............................................  $  186.8    $   31.9     $  1.0     $  219.7
Premiums..........................................................      79.0       114.1         --        193.1
Net realized investment (loss)....................................        --          --       (0.3)        (0.3)
Other income......................................................       3.6         0.8        0.8          5.2
                                                                    --------    --------     ------     --------
Total revenues....................................................     269.4       146.8        1.5        417.7
                                                                    --------    --------     ------     --------
Benefits and expenses:
Interest credited.................................................     120.4         0.5         --        120.9
Benefits and other changes in policy reserves.....................      82.9        97.6         --        180.5
Underwriting, acquisition and insurance expenses, net of deferrals      17.1        20.0        1.2         38.3
Amortization of deferred acquisition costs and intangibles........      20.3         4.4         --         24.7
                                                                    --------    --------     ------     --------
   Total benefits and expenses....................................     240.7       122.5        1.2        364.4
                                                                    --------    --------     ------     --------
   Income before income taxes.....................................      28.7        24.3        0.3         53.3
   Provision (benefit) for income taxes...........................      10.3         8.5      (44.5)       (25.7)
                                                                    --------    --------     ------     --------
   Net income.....................................................  $   18.4    $   15.8     $ 44.8     $   79.0
                                                                    ========    ========     ======     ========
Total assets......................................................  $4,711.3    $1,240.5     $484.7     $6,436.5
                                                                    ========    ========     ======     ========

2003 -- Segment Data
--------------------
                          Retirement
(Dollar amounts in         Income &              Corporate and
millions)                 Investments Protection     Other      Total
---------                 ----------- ---------- ------------- --------
Revenues:
Net investment income
  (loss).................  $  206.3    $   51.5     $(12.3)    $  245.5
Premiums.................      63.0       173.5         --        236.5
Net realized investment
  gains..................        --          --        3.1          3.1
Other income.............       2.0         0.8         --          2.8
                           --------    --------     ------     --------
Total revenues...........     271.3       225.8       (9.2)       487.9
                           --------    --------     ------     --------
Benefits and expenses:
Interest credited........     142.2         0.5         --        142.7
Benefits and other
  changes in policy
  reserves...............      84.0       169.2         --        253.2
Underwriting,
  acquisition and
  insurance expenses,
  net of deferrals.......       6.0        26.7       (3.7)        29.0
Amortization of deferred
  acquisition costs and
  intangibles............      19.8        14.5         --         34.3
                           --------    --------     ------     --------
   Total benefits and
     expenses............     252.0       210.9       (3.7)       459.2
                           --------    --------     ------     --------
   Income before income
     taxes...............      19.3        14.9       (5.5)        28.7
   Provision (benefit)
     for income taxes....       7.0         5.3       (2.3)        10.0
                           --------    --------     ------     --------
   Net income (loss).....  $   12.3    $    9.6     $ (3.2)    $   18.7
                           ========    ========     ======     ========
Total assets.............  $4,080.9    $1,165.8     $209.6     $5,456.3
                           ========    ========     ======     ========

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                 Years Ended December 31, 2004, 2003, and 2002

2002 -- Segment Data
--------------------
                                                                   Retirement
                                                                    Income &              Corporate and
(Dollar amounts in millions)                                       Investments Protection     Other     Total
----------------------------                                       ----------- ---------- ------------- ------
Revenues:
Net investment income (loss)......................................   $194.0      $ 43.3      $(16.6)    $220.7
Premiums..........................................................     62.4       158.8         0.3      221.5
Net realized investment gains.....................................       --          --         7.5        7.5
Other income......................................................      1.0        (0.3)        0.5        1.2
                                                                     ------      ------      ------     ------
Total revenues....................................................    257.4       201.8        (8.3)     450.9
                                                                     ------      ------      ------     ------
Benefits and expenses:
Interest credited.................................................    129.0         0.6          --      129.6
Benefits and other changes in policy reserves.....................     76.1       182.9         0.3      259.3
Underwriting, acquisition and insurance expenses, net of deferrals     15.2        20.9        (4.5)      31.6
Amortization of deferred acquisition costs and intangibles........     11.3         5.9          --       17.2
                                                                     ------      ------      ------     ------
   Total benefits and expenses....................................    231.6       210.3        (4.2)     437.7
                                                                     ------      ------      ------     ------
   Income before income taxes.....................................     25.8        (8.5)       (4.1)      13.2
   Provision (benefit) for income taxes...........................      9.2        (3.1)       (5.7)       0.4
                                                                     ------      ------      ------     ------
   Net income (loss)..............................................   $ 16.6      $ (5.4)     $  1.6     $ 12.8
                                                                     ======      ======      ======     ======

                          PART C:   OTHER INFORMATION


Item 26.  Exhibits


(a)(1)    Resolution of the Board of Directors of GE Capital Life Assurance Company of New York
          authorizing the establishment of GE Capital Life Separate Account III. Previously filed as
          Exhibit (1)(a) on March 21, 2000 with initial filing to the Registration Statement on Form S-6.
          Registration No. 333-32908.

(a)(2)    Resolution of the Board of Directors of GE Capital Life Assurance Company of New York
          authorizing the establishment of 43 Subaccounts of the GE Capital Life Separate Account III
          investing in shares of 43 portfolios. Previously filed as Exhibit (1)(b) on March 21, 2000 with initial filing to the Registration Statement on Form S-6. Registration No. 333-32908.

(a)(3)    Resolution of the Board of Directors of GE Capital Life Assurance Company of New York
          authorizing the establishment of 41 Subaccounts of the GE Capital Life Separate Account III
          investing in shares of 41 portfolios. Previously filed as Exhibit (1)(c) on March 21, 2000 with initial filing to the Registration Statement on Form S-6. Registration No. 333-32908.

(b)       Not Applicable.

(c)(1)    Underwriting Agreement between GE Capital Life Assurance Company of New York and
          Capital Brokerage Corporation. Previously filed as Exhibit (3)(a) on May 13, 1998 with Pre-
          Effective Amendment No. 1 to the Registration Statement on Form N-4 for GE Capital Life
          Separate Account II. Registration No. 333-39955.

(c)(2)    Broker-Dealer Sales Agreement between GE Capital Life Assurance Company of New York and
          Capital Brokerage Corporation. Previously filed as Exhibit (3)(b) on May 13, 1998 with Pre-
          Effective Amendment No. 1 to the Registration Statement on Form N-4 for GE Capital Life
          Separate Account II. Registration No. 333-39955.

(c)(3)    Commission Schedule between GE Capital Life Assurance Company of New York and Capital
          Brokerage Corporation. Previously filed as Exhibit (3)(c) on July 31, 2002 with Pre-Effective
          Amendment No. 1 to the Registration Statement on Form S-6 for GE Capital Life Separate
          Account III. Registration No. 333-32908.

(d)(1)    Policy Form Single Life, NY 1260 7/01. Previously filed as Exhibit 5(a) on May 15, 2002 with
          Initial Filing of Registration Statement on Form S-6 for GE Capital Life Separate Account III.
          Registration No. 333-88312.

(d)(2)    Policy Form Joint and Last Survivor Policy, NY 1261 7/01. Previously filed as Exhibit 5(a) on
          May 15, 2002 with Initial Filing of Registration Statement on Form S-6 for GE Capital Life
          Separate Account III. Registration No. 333-88312.

(d)(3)    Endorsements to the Policy:

(d)(3)(A) Accidental Death Benefit Rider. Previously filed as Exhibit 5(b) on March 21, 2000 with Initial
          Filing of Registration Statement on Form S-6 for GE Capital Life Separate Account III.
          Registration No. 333-32908.

(d)(3)(B) Waiver of Monthly Deduction Rider. Previously filed as Exhibit 5(b) on March 21, 2000 with
          Initial Filing of Registration Statement on Form S-6 for GE Capital Life Separate Account III.
          Registration No. 333-32908.

(d)(3)(C) Four Year Term Rider. Previously filed as Exhibit 5(b) on March 21, 2000 with Initial Filing of
          Registration Statement on Form S-6 for GE Capital Life Separate Account III. Registration No.
          333-32908.

(d)(3)(D) Policy Split Option Rider. Previously filed as Exhibit 5(b) on March 21, 2000 with Initial Filing of Registration Statement on Form S-6 for GE Capital Life Separate Account III. Registration
          No. 333-32908.

(e)     Application for Variable Life Policy. Filed herewith.

(f)(1)  Articles of Incorporation of GE Capital Life Assurance Company of New York. Previously filed as Exhibit 6(a) on September 10, 1997 with Initial Filing of Registration Statement on Form N-4 for GE Capital Life Separate Account II. Registration No. 333-39955.

(f)(2)  By-Laws of GE Capital Life Assurance Company of New York. Previously filed as Exhibit 6(b)
        on September 10, 1997 with Initial Filing of Registration Statement on Form N-4 for GE Capital
        Life Separate Account II. Registration No. 333-39955.

(g)     Reinsurance Agreements. Not Applicable.

(h)(1)  Participation Agreement among Federated Insurance Series and GE Capital Life Assurance
        Company of New York. Previously filed as Exhibit 8(a) on May 13, 1998 with Pre-Effective
        Amendment No. 1 to the Registration Statement on Form N-4 for GE Capital Life Separate
        Account II. Registration No. 333-39955.

(h)(2)  Amendment to Participation Agreement among Federated Insurance Series and GE Capital Life
        Assurance Company of New York. Previously filed as Exhibit 8(a)(i) on July 31, 2000 with Pre-
        Effective Amendment No. 1 to the Registration Statement on Form S-6 for GE Capital Life
        Separate Account III. Registration No. 333-32908.

(h)(3)  Form of Participation Agreement regarding GE Investments Funds, Inc. Previously filed on
        May 13, 1998 with Pre-Effective Amendment No. 1 to Form N-4 for GE Capital Life Separate
        Account II, Registration No. 333-39955.

(h)(4)  Amendment to Participation Agreement between GE Investments Funds, Inc. and GE Capital
        Life Assurance Company of New York. Previously filed on December 7, 2000 with
        Pre-Effective Amendment No. 1 to Form N-4 for GE Capital Life Separate Account II,
        Registration No. 333-47016.

(h)(5)  Amendment to Participation Agreement between GE Investments Funds, Inc. and GE Capital
        Life Assurance Company of New York. Previously filed on May 1, 2002 with Post-Effective
        Amendment 5 to Form N-4 for GE Capital Life Separate Account II, Registration
        No. 333-47016.

(h)(6)  Participation Agreement among Janus Aspen Series and GE Capital Life Assurance Company of
        New York. Previously filed with Post-Effective Amendment No. 19 to Form N-4 for GE Capital
        Life Separate Account II, Registration No. 333-47016.

(h)(7)  Participation Agreement among Oppenheimer Variable Account Funds and GE Capital Life
        Assurance Company of New York. Previously filed as Exhibit 8(d) on May 13, 1998 with Pre-
        Effective Amendment No. 1 to the Registration Statement on Form N-4 for GE Capital Life
        Separate Account II. Registration No. 333-39955.

(h)(8)  Amendment to Participation Agreement among Oppenheimer Variable Account Funds and GE
        Capital Life Assurance Company of New York. Previously filed as Exhibit 8(d)(i) on July 31,
        2000 with Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for GE
        Capital Life Separate Account III. Registration No. 333-32908.

(h)(9)  Participation Agreement among Fidelity Variable Insurance Products Fund and GE Capital Life
        Assurance Company of New York. Previously filed as Exhibit 8(e) on May 13, 1998 with Pre-
        Effective Amendment No. 1 to the Registration Statement on Form N-4 for GE Capital Life
        Separate Account II. Registration No. 333-39955.

(h)(10) Amendment to Participation Agreement among Fidelity Variable Insurance Products Fund and
        GE Capital Life Assurance Company of New York. Previously filed as Exhibit 8(e)(i) on
        July 31, 2000 with Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6
        for GE Capital Life Separate Account III. Registration No. 333-32908.

(h)(11) Participation Agreement among Fidelity Variable Insurance Products Fund II and GE Capital
        Life Assurance Company of New York. Previously filed as Exhibit 8(f) on May 13, 1998 with
        Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for GE Capital Life
        Separate Account II. Registration No. 333-39955.

(h)(12) Amendment to Participation Agreement among Fidelity Variable Insurance Products Fund II and
        GE Capital Life Assurance Company of New York. Previously filed as Exhibit 8(f)(i) on
        July 31, 2000 with Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6
        for GE Capital Life Separate Account III. Registration No. 333-32908.

(h)(13) Participation Agreement among Fidelity Variable Insurance Products Fund III and GE Capital
        Life Assurance Company of New York. Previously filed as Exhibit 8(g) on May 13, 1998 with
        Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for GE Capital Life
        Separate Account II. Registration No. 333-39955.

(h)(14) Amendment to Participation Agreement among Fidelity Variable Insurance Products Fund III and GE Capital Life Assurance Company of New York. Previously filed as Exhibit 8(g)(i) on
        July 31, 2000 with Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6
        for GE Capital Life Separate Account III. Registration No. 333-32908.

(h)(15) Participation Agreement among Dreyfus and GE Capital Life Assurance Company of New
        York. Previously filed as Exhibit 8(h) on August 15, 2002 with Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for GE Capital Life Separate Account III.
        Registration No. 333-88312.

(h)(16) Participation Agreement among MFS Variable Insurance Trust and GE Capital Life Assurance
        Company of New York. Previously filed with Post-Effective Amendment No. 19 to Form N-4 for GE Capital Life Separate Account II, Registration No. 333-47016.

(h)(17) Participation Agreement among Van Kampen Life Investment Trust and GE Capital Life
        Assurance Company of New York. Previously filed as Exhibit 8(j) on August 15, 2002 with Pre-
        Effective Amendment No. 1 to the Registration Statement on Form S-6 for GE Capital Life
        Separate Account III. Registration No. 333-88312.

(h)(18) Participation Agreement among PIMCO Variable Insurance Trust and GE Capital Life
        Assurance Company of New York. Previously filed with Post-Effective Amendment No. 19 to
        Form N-4 for GE Capital Life Separate Account II, Registration No. 333-47016.

(h)(19) Participation Agreement among Rydex Variable Trust and GE Capital Life Assurance Company
        of New York. Previously filed with Post-Effective Amendment No. 19 to Form N-4 for GE
        Capital Life Separate Account II, Registration No. 333-47016.

(h)(20) Participation Agreement between Greenwich Series Trust and GE Capital Life Assurance
        Company of New York. Previously filed on August 27, 2003 with Post-Effective Amendment
        No. 10 to Form N-4 for GE Capital Life Separate Account II. Registration No. 333-47016.

(h)(21) Participation Agreement between Eaton Vance Variable Trust and GE Capital Life Assurance
        Company of New York. Previously filed with Post-Effective Amendment No. 5 to Form N-6 for
        GE Capital Life Separate Account III. Registration No. 333-88312.

(h)(22) Participation Agreement between Nations Separate Account Trust and GE Capital Life
        Assurance Company of New York. Previously filed with Post-Effective Amendment No. 5 to
        Form N-6 for GE Capital Life Separate Account III. Registration No. 333-88312.

(h)(23) Participation Agreement between the Prudential Series Fund, Inc. and GE Capital Life
        Assurance Company of New York. Previously filed with Post-Effective Amendment No. 19 to
        Form N-4 for GE Capital Life Separate Account II, Registration No. 333-47016.

(h)(24) Participation Agreement between Van Kampen Life Investment Trust and GE Capital Life
        Assurance Company of New York. Previously filed with Post-Effective Amendment No. 5 to
        Form N-6 for GE Capital Life Separate Account III. Registration No. 333-88312.

(h)(25) Participation Agreement between A I M Variable Insurance Funds and GE Capital Life
        Assurance Company of New York. Previously filed with Post-Effective Amendment No. 19 to
        Form N-4 for GE Capital Life Separate Account II, Registration No. 333-47016.

(h)(26) Participation Agreement between AllianceBernstein Variable Products Series Fund, Inc. and GE
        Capital Life Assurance Company of New York. Previously filed with Post-Effective
        Amendment No. 19 to Form N-4 for GE Capital Life Separate Account II, Registration
        No. 333-47016.

(h)(27) Participation Agreement between Merrill Lynch Variable Series Funds, Inc between GE Capital
        Life Assurance Company of New York. Previously filed with Post-Effective Amendment No. 19 to Form N-4 for GE Capital Life Separate Account II, Registration No. 333-47016.

(h)(28) Participation Agreement between Salomon Brothers Variable Series Fund Inc between GE
        Capital Life Assurance Company of New York. Previously filed with Post-Effective
        Amendment No. 19 to Form N-4 for GE Capital Life Separate Account II, Registration
        No. 333-47016.

(h)(29) Fund Participation Agreement between Evergreen Variable Annuity Trust and GE Capital Life
        Assurance Company of New York. Previously filed on November 15, 2004 with Post-Effective
        Amendment No. 7 to Form N-6 for the GE Capital Life Separate Account III, Registration
        No. 333-88312.

(h)(30) Participation Agreement between American Century Variable Portfolios II, Inc. and GE Capital
        Life Assurance Company of New York. Previously filed with Post-Effective Amendment No. 19 to Form N-4 for GE Capital Life Separate Account II, Registration No. 333-47016.

(h)(31) Participation Agreement between Franklin Templeton Variable Insurance Products Trust and GE
        Capital Life Assurance Company of New York. Previously filed with Post-Effective
        Amendment No. 19 to Form N-4 for GE Capital Life Separate Account II, Registration
        No. 333-47016.

(h)(32) Participation Agreement between Goldman Sachs Variable Insurance trust and GE Capital Life
        Assurance Company of New York. Previously filed with Post-Effective Amendment No. 19 to
        Form N-4 for GE Capital Life Separate Account II, Registration No. 333-47016.

(i)     Not Applicable.

(j)     Not Applicable.

(k)     Legal Opinion. Filed herewith.

(l)     Actuarial Opinion. Not Applicable.

(m)     Calculation. Not Applicable.

(n)     Other Opinions. Filed herewith.

(o)     Omitted Financial Statements. Not Applicable.

(p)     Initial Capital Agreements. Not Applicable.

(q)     Redeemability Exemption. Previously filed as Exhibit 7 on July 31, 2000 with Pre-Effective
        Amendment No. 1 to the Registration Statement on Form S-6 for GE Capital Life Separate
        Account III. Registration No. 333-32908.

Item 27.  Directors and Officers of the Depositor



         Name                      Address                        Position with Company
         ----                      -------                        ---------------------
Marshal S. Belkin..... 345 Kear Street                  Director
                       Yorktown Heights,
                       New York 10598
Richard I. Byer....... 11 Westwind Road                 Director
                       Yonkers, NY 10710
Bernard M. Eiber...... 55 Northern Boulevard, Suite 302 Director
                       Great Neck, New York 11021
Kelly L. Groh......... 6610 West Broad Street           Director
                       Richmond, Virginia 23230
Paul A. Haley......... 6610 West Broad Street           Director, Senior Vice President and Chief
                       Richmond, Virginia 23230         Actuary
Jerry S. Handler...... 151 West 40th Street             Director
                       New York, New York 10018
Gerald A. Kaufman..... 15 Glenwood Road                 Director
                       Plainview, New York 11803
Leon E. Roday......... 6620 West Broad Street           Director and Senior Vice President
                       Richmond, Virginia 23230
Isidore Sapir......... 449 Golden River Drive           Director
                       Golden Lakes Village
                       West Palm Beach, Florida 33411
Pamela S. Schutz...... 6610 West Broad Street
                       Richmond, Virginia 23230         Director and Executive Vice President
David J. Sloane....... 622 Third Avenue, 33rd Floor     Director, Chairperson of the Board,
                       New York, New York 10017         President and Chief Executive Officer
Geoffrey S. Stiff..... 6610 West Broad Street           Director and Senior Vice President
                       Richmond, Virginia 23230
Thomas M. Stinson..... 6630 West Broad Street           Director and President, Long Term Care
                       Richmond, Virginia 23230         Division
Thomas E. Duffy....... 6610 West Broad Street           Senior Vice President, General Counsel and
                       Richmond, Virginia 23230         Secretary
J. Kevin Helmintoller. 6610 West Broad Street           Senior Vice President and Chief Financial
                       Richmond, Virginia 23230         Officer
William R. Wright, Jr. 6604 West Broad Street           Senior Vice President and Chief Investment
                       Richmond, Virginia 23230         Officer
Heather C. Harker..... 6610 West Broad Street           Vice President and Associate General
                       Richmond, Virginia 23230         Counsel
John E. Karaffa....... 6610 West Broad Street           Vice President and Controller
                       Richmond, Virginia 23230
Gary T. Prizzia....... 6620 West Broad Street           Treasurer
                       Richmond, Virginia 23230

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant


The following chart identifies the persons controlled by or under common control with the Depositor or the Registrant.



 LOGO

*General Electric Company



A provider of products including major appliances; lighting products; industrial automation products; medical diagnostic imaging systems; bioscience assays and separation technology products; electrical distribution and control equipment; locomotives; power generation and delivery products; nuclear power support services and fuel assemblies; commercial and military aircraft jet engines; chemicals and equipment for treatment of water and process systems; security equipment and systems; and engineered materials, such as plastics and silicones.



In addition, General Electric Company provides services including product services; electrical product supply houses; electrical apparatus installation, engineering, and repair and rebuilding services. Through our affiliate, NBC Universal, Inc., we produce and deliver network television services, operate television stations, produce and distribute motion pictures, operate cable/satellite networks, operate theme parks, and program activities in multimedia and the Internet. Through another affiliate, General Electric Capital Services, Inc., we offer a broad array of financial and other services including consumer financing, commercial and industrial financing, real estate financing, asset management and leasing, mortgage services, consumer savings and insurance services, and specialty insurance and reinsurance.



Item 29.  Indemnification


(a) Article VIII, Section 1 of the By-Laws of GE Capital Life Assurance Company of New York provides that:

   (a) The Corporation may indemnify any person, made, or threatened to be made, a party to an action or proceeding other than one by or in the right of the Corporation to procure a judgment in its favor, whether civil or criminal, including an action by or in the right of any other Corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he, his testator or intestate, was a director or officer of the Corporation, or served such other Corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including fines, amounts paid in settlement and reasonable expenses, including attorney's fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonable believed to be in, or, in the case of service for any other Corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

   (b) The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other Corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation or that he had reasonable cause to believe that his conduct was unlawful.

   (c) A Corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he, his testator or intestate, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of any other Corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him in connection with the defense or settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in or in the case of service for other Corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to the best interests of the Corporation, except that no indemnification under this paragraph shall be made in respect of (1) a threatened action or a pending action which is settled or otherwise disposed of or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement and expenses as the court deems proper.

   (d) For the purpose of this section, the Corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the Corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines; and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person's duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Corporation.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise under circumstances where the burden of proof set forth in Section 11(b) of the Act has not been sustained, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(b) Rule 484 Undertaking

Section 722 of the Code of New York, in brief, allow a corporation to indemnify any person made party to a proceeding because such person is or was a director, officer, employee, or agent of the corporation, against liability incurred in the proceeding if: (1) he conducted himself in good faith; and (2) he believed that (a) in the case of conduct in his official capacity with the corporation, his conduct was in its best interests; and (b) in all other cases, his conduct was at least not opposed to the corporation's best interests and (3) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The termination of a proceeding by judgment, order, settlement or conviction is not, of itself, determinative that the director, officer, employee, or agent of the corporation did not meet the standard of conduct described. A corporation may not indemnify a director, officer, employee, or agent of the corporation in connection with a proceeding by or in the right of the corporation, in which such person was adjudged liable to the corporation, or in connection with any other proceeding charging improper personal benefit to such person, whether or not involving action in his official capacity, in which such person was adjudged liable on the basis that personal benefit was improperly received by him. Indemnification permitted under these sections of the Code of New York in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.


Item 30.  Principal Underwriters


(a) Capital Brokerage Corporation is the principal underwriter of the contracts as defined in the Investment Company Act of 1940, and is also the principal underwriter for flexible premium variable annuity and variable life insurance policies issued through GE Capital Life Separate Accounts II and III.

(b)


        Name                  Address            Positions and Offices with Underwriter
        ----                  -------            --------------------------------------
James J. Buddle...... 6620 W. Broad St.        Director
                      Richmond, VA 23230
Robert T. Methven.... 6610 W. Broad St.        Director, President and Chief Executive
                      Richmond, VA 23230       Officer
Geoffrey S. Stiff.... 6610 W. Broad St.        Director and Senior Vice President
                      Richmond, VA 23230
Richard P. McKenney.. 6620 W. Broad St.        Senior Vice President
                      Richmond, VA 23230
Edward J. Wiles, Jr.. 3001 Summer St.,         Senior Vice President and Chief Compliance
                      2nd Floor                Officer
                      Stamford, CT 06905
Ward E. Bobitz....... 6620 W. Broad Street     Vice President and Assistant Secretary
                      Richmond, VA 23230
Brenda A. Daglish.... 6604 West Broad St.      Vice President and Assistant Treasurer
                      Richmond, VA 23230
William E. Daner, Jr. 6610 W. Broad St.        Vice President, Counsel and Secretary
                      Richmond, VA 23230
Melissa K. Gray...... 6620 W. Broad St.        Vice President
                      Richmond, VA 23230
J. Kevin Helmintoller 6610 W. Broad Street     Vice President and Chief Financial Officer
                      Richmond, Virginia 23230
James H. Reinhart.... 6610 W. Broad St.        Vice President
                      Richmond, VA 23230
John E. Karaffa...... 6610 W. Broad St.        Vice President, Controller and Financial &
                      Richmond, VA 23230       Operations Principal
James J. Kuncl....... 200 N. Martingale Rd.    Vice President
                      Schaumberg, IL 60173
Jamie S. Miller...... 6620 W. Broad St.        Vice President
                      Richmond, VA 23230
Gary T. Prizzia...... 6620 W. Broad Street     Treasurer
                      Richmond, VA 23230
Russell S. Rubino.... 6620 W. Broad St.        Vice President
                      Richmond, VA 23230


(c) Compensation from the Registrant


       (1)              (2)                (3)             (4)            (5)
                                     Compensation on
                  Net Underwriting Events Occasioning
Name of Principal  Discounts and   the Deduction of a   Brokerage
   Underwriter      Commissions    Deferred Sales Load Commissions Other Compensation
----------------- ---------------- ------------------- ----------- ------------------
Capital Brokerage
  Corporation           N/A                N/A             115%         $48,477



Item 31.  Location of Accounts and Records


All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules under it are maintained by GE Capital Life Assurance Company of New York at its Home Office, located at 622 Third Avenue, 33rd Floor, New York, New York 10017 and at 6610 West Broad Street, Richmond, Virginia 23230 and 3100 Albert Lankford Drive, Lynchburg, Virginia 24501.

Item 32.  Management Services


Not Applicable


Item 33.  Fee Representation


GE Capital Life Assurance Company of New York hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GE Capital Life Assurance Company of New York.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the County of Henrico, and Commonwealth of Virginia, on the 25th day of April, 2005.



                                                  GE Capital Life Separate
                                                  Account III
                                                  -----------------------------
                                                  Registrant

                                              By: /s/  GEOFFREY S. STIFF
                                                  -----------------------------
                                                  Geoffrey S. Stiff
                                                  Senior Vice President

                                                  GE Capital Life Assurance
                                                  Company of New York
                                                  -----------------------------
                                                  (Depositor)

                                              By: /s/  GEOFFREY S. STIFF
                                                  -----------------------------
                                                  Geoffrey S. Stiff
                                                  Senior Vice President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


          Signature                        Title                   Date
          ---------                        -----                   ----

              *                Director and Executive Vice    April 25, 2005
-----------------------------    President
      Pamela S. Schutz

              *                Director                       April 25, 2005
-----------------------------
     Marshall S. Belkin

              *                Director                       April 25, 2005
-----------------------------
       Richard I. Byer

              *                Director                       April 25, 2005
-----------------------------
      Bernard M. Eiber

              *                Director                       April 25, 2005
-----------------------------
        Kelly L. Groh

              *                Director                       April 25, 2005
-----------------------------
        Paul A. Haley

              *                Director                       April 25, 2005
-----------------------------
      Jerry S. Handler

              *                Director                       April 25, 2005
-----------------------------
      Gerald A. Kaufman

              *                Director and Senior Vice       April 25, 2005
-----------------------------    President
        Leon E. Roday

              *                Director                       April 25, 2005
-----------------------------
        Isidore Sapir

          Signature                        Title                   Date
          ---------                        -----                   ----

              *                Director, Senior Vice          April 25, 2005
-----------------------------    President and Chief
       David J. Sloane           Administrative Officer

   /s/  GEOFFREY S. STIFF      Director and Senior Vice       April 25, 2005
-----------------------------    President
      Geoffrey S. Stiff

              *                Director and President of      April 25, 2005
-----------------------------    Long Term Care Division
      Thomas M. Stinson

              *                Senior Vice President,         April 25, 2005
-----------------------------    General Counsel and
       Thomas E. Duffy           Secretary

              *                Senior Vice President and      April 25, 2005
-----------------------------    Chief Financial Officer
    J. Kevin Helmintoller

              *                Vice President and Controller  April 25, 2005
-----------------------------
       John E. Karaffa

 *By: /s/  GEOFFREY S. STIFF   , pursuant to Power of         April 25, 2005
-----------------------------    Attorney executed on March
      Geoffrey S. Stiff          15, 2005.